EXHIBIT 10.2

GORDON & SILVER, LTD.

WILLIAM M. NOALL, ESQ.
Nevada Bar No. 3549
MATTHEW C. ZIRZOW, ESQ.
Nevada Bar No. 7222
3960 Howard Hughes Pkwy, 9th Fl.
Las Vegas, Nevada 89109
Telephone (702) 796-5555
Facsimile (702) 369-2666
Attorneys for Debtors

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re		Case No. BK-N-00-33467-GWZ Chapter 11
Joint Administration With:
FITZGERALDS GAMING		BK-N-00-33468	(Fitzgeralds South, Inc.)
CORPORATION, a Nevada corporation,		BK-N-00-33469	(Fitzgeralds Reno, Inc.)
		BK-N-00-33470	(Fitzgeralds, Inc.)
		BK-N-00-33471	(Fitzgeralds Las Vegas, Inc.)
Debtor.		BK-N-00-33472	(Fitzgeralds Mississippi, Inc.)
		BK-N-00-33473	(Fitzgeralds Black Hawk, Inc.)
☐ Affects this Debtor.	/	BK-N-00-33474	(Fitzgeralds Black Hawk II, Inc.)
		BK-N-00-33475	(101 Main Street LLC)
☒ Affects all Debtors.	/	BK-N-00-33476	(Fitzgeralds Fremont Experience Corp.)

☐ Affects FITZGERALDS SOUTH, INC.,
a Nevada corporation,	/	ORDER RE: MOTION TO APPROVE
AMENDED AND RESTATED AGREEMENT
☐ Affects FITZGERALDS RENO, INC.,		REGARDING PRE-NEGOTIATED
a Nevada corporation,	/	RESTRUCTURING

☐ Affects FITZGERALDS INCORPORATED,
a Nevada corporation,	/

☐ Affects FITZGERALDS LAS VEGAS, INC.,
a Nevada corporation,	/

☐ Affects FITZGERALDS MISSISSIPPI, INC.,
a Mississippi corporation,	/

☐ Affects FITZGERALDS BLACK HAWK,
INC., a Nevada corporation,	/

☐ Affects FITZGERALDS BLACK HAWK II,		Date: November 1, 2002
INC., a Colorado corporation,	/	Time: 2:00 p.m.

☐ Affects 101 MAIN STREET LIMITED
LIABILITY COMPANY, a Colorado limited
liability company,	/

☐ Affects FITZGERALDS FREMONT
EXPERIENCE CORPORATION,
a Nevada corporation,	/

     Debtors’ Motion To Approve Amended And Restated Agreement Regarding Pre-Negotiated Restructuring (“Motion”) came on for hearing on November 1, 2002 at 2:00 p.m. William M. Noall, Esq. of Gordon & Silver, Ltd, appeared on behalf of the Debtors. Other counsels’ appearances are reflected in the Court’s record of the proceeding.

     The Court read and considered the Motion and the evidence in support thereof and considered the argument of counsel presented at the hearing. The Court took judicial notice of the pleadings, papers and records in the Court’s files respecting the above-captioned cases.

     On December 5, 2000 (“Petition Date”), Debtors filed a copy of an Agreement Regarding Pre-Negotiated Restructuring (“Restructuring Agreement”) as Exhibit 15 to the Omnibus Declaration of Michael E. McPherson on December 5, 2000. The Motion seeks an order approving an Amended And Restated Agreement Regarding Pre-Negotiated Restructuring (“Amended Restructuring Agreement”) retroactive to the date of the Restructuring Agreement, which was executed prior to the Petition Date. Although there was no formal or informal objection to the Motion, the Court had conceptual difficulty retroactively approving the Amended Restructuring Agreement. This difficulty was due to the fact that there have been a number of changed circumstances since the Petition Date dealt with by the Amended Restructuring Agreement that occurred prior to the hearing on the Motion. Accordingly, the Court determined that the amendments would be approved on a prospective basis only, without any judgment by the Court respecting matters covered by the amendments that occurred prior to the hearing.

     The Court concludes that (a) the Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334; (b) the Motion is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and (c) the notice of the Motion was sufficient under the circumstances. Good cause appearing therefore;

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IT IS HEREBY ORDERED, ADJUDGED AND DECREED as follows:

     1.     The Motion is granted in its entirety, except as sated below.

     2.     Attached hereto as Exhibit “1” is the fully executed Amended Restructuring Agreement. Attached as Exhibit “2” is a black-line demonstrating the changes between the Restructuring Agreement and the Amended Restructuring Agreement (the “Amendments”).

     3.     The Restructuring Agreement, as amended by the Amendments, is approved. However the Amendments are approved prospectively only, from and after November 1, 2002.

     4.     All persons who received notice of the Motion and did not make a formal or informal objection are deemed to have consented to the relief requested in the Motion.

     5.     This Court may issue such further orders as it deems necessary to effectuate this Order.

     DATED this 27 day of November, 2002.

Gregg W. Zive

UNITED STATES BANKRUPTCY JUDGE

Respectfully submitted,

GORDON & SILVER, LTD.

By:	/s/ William M. Noall

/s/ Matthew C. Zirzow

WILLIAM M. NOALL, ESQ.
Nevada Bar No. 3549
MATTHEW C. ZIRZOW, ESQ.
Nevada Bar No. 7222
3960 Howard Hughes Parkway, 9th Floor
Las Vegas, Nevada 89109
Attorneys for Debtors

[[APPROVED]]/DISAPPROVED		[[APPROVED]]/DISAPPROVED

HALE, LANE, PEEK, DENNISON,		ROPES & GRAY
HOWARD & ANDERSON

By:	/s/ Pauline NG Lee	By:	/s/ D. Ross Martin

	PAULINE NG LEE, ESQ.		D. ROSS MARTIN, ESQ.
	2300 W. Sahara, #800, Box 8		One International Place
	Las Vegas, NV 89102		Boston, MA 02110-2624
	Attorneys for Scout Development Corporation		Attorneys for Bondholders

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AMENDED AND RESTATED AGREEMENT
REGARDING PRE-NEGOTIATED
RESTRUCTURING

FITZGERALDS GAMING CORPORATION
FITZGERALDS BLACK HAWK, INC.
FITZGERALDS BLACK HAWK II, INC.
FITZGERALDS LAS VEGAS, INC.
FITZGERALDS MISSISSIPPI, INC.
FITZGERALDS RENO, INC.
FITZGERALDS SOUTH, INC.
101 MAIN STREET LIMITED LIABILITY COMPANY
FITZGERALDS INCORPORATED
FITZGERALDS FREMONT EXPERIENCE CORPORATION

and

Philip D. Griffith
Michael E. McPherson
Max L. Page
Paul H. Manske

and

MEMBERS OF INFORMAL COMMITTEE OF HOLDERS OF
12.25% SENIOR SECURED NOTES DUE 2004

Dated as of December 1, 2000

EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5

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EXHIBIT LIST

EXHIBITS TO
AGREEMENT REGARDING PRE-NEGOTIATED RESTRUCTURING

Exhibit “1”	Protocol Motion

Exhibit “2”	Form of Escrow Agreement
for the Retention and Severance Payment
(See Section 7.2(b))

Exhibit “3”	Compensation Motion

Exhibit “4”	Form of Liquidating Trust Agreement

Exhibit “5”	Form of Transferee Agreement

Exhibit “6”	Form of Legal Opinion

Exhibit “7”	List of Subsidiaries

Exhibit “8”	Agreement Regarding Use of Cash Collateral

Exhibit “9”	Interim Fee Procedures Motion and Order

Schedule 2.3	Liens

Schedule 8.1	Claims/Interests

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Subject to entry of a Final Order by the Bankruptcy Court, this Restated And Amended Agreement Regarding Pre-Negotiated Restructuring (this “Agreement”) is (i) effective December 1, 2000 (ii) amends that certain Agreement Regarding Pre-Negotiated Restructuring dated as of December 1, 2000 and (iii) is entered into by and among Fitzgeralds Gaming Corporation, a Nevada corporation (“FGC”) and the following Subsidiaries; Fitzgeralds Mississippi, Inc. a Mississippi corporation, (“FMI”), 101 Main Street, Limited Liability Company, a Colorado limited-liability company (“101 Main”), Fitzgeralds Reno, Inc., a Nevada corporation (“FRI”) and Fitzgeralds Las Vegas, Inc., a Nevada corporation (“FLVI” collectively with FMI, 101 Main and FRI, the “Operating Companies”), Fitzgeralds Black Hawk, Inc. (“FBHI”) a Nevada corporation, Fitzgeralds Black Hawk II, Inc. (“FBHII”), a Colorado corporation, Fitzgeralds Fremont Experience Corporation, a Nevada corporation (“FFEC”), Fitzgeralds South, Inc. (“FSI”), a Nevada corporation, Fitzgeralds Incorporated, a Nevada corporation (“FI” and collectively with FGC, FBHI, FBHII, FFEC and FSI and the Operating Companies, the “Debtors”) and Philip D. Griffith, Michael E. McPherson, Paul H. Manske and Max L. Page (each an “Executive” and collectively, “Senior Management”), and with various funds and accounts advised by affiliates of Putnam Investment Management, Inc., The Putnam Advisory Company and Putnam Fiduciary Trust Company identified specifically on the signature pages hereto (collectively, “Putnam”), Contrarian Capital Management, L.L.C. (“Contrarian”), Prudential High Yield Fund Inc. and The Prudential Series Fund Inc., High Yield Bond Portfolio (collectively, “Prudential”), The Varde Fund, L.P., The Varde Fund IV-A, L.P., The Varde Fund V, L.P. and The Varde Select Fund, L.P., Credit Suisse First Boston International.

RECITALS

WHEREAS, pursuant to that certain Indenture dated as of December 31, 1997, (the “Indenture”) by and among FGC as obligor; the Operating Companies, FSI, FI, FBHI, FFEC and FBHII as guarantors (the “Guarantors”); and The Bank of New York, a New York banking corporation, and any successor in interest (the “Indenture Trustee”), as trustee thereunder, FGC has issued $205,000,000 principal amount of its 12.25% Senior Secured Notes due 2004 (the “Notes”); and

WHEREAS, FGC is currently in default of certain of its obligations with respect to the Notes including, among other things, its failure to make interest payments due thereunder on June 15, 1999, December 15, 1999 and June 15, 2000, which failures constitute “Events of Default” under the Indenture; and

WHEREAS, the Debtors, Senior Management and the Consenting Noteholders believe that the fair market value of the real and personal property securing the Notes is less than the total outstanding principal and interest due under the Notes, and that the fair market value of Debtors’ real and personal property not securing the Notes is less than the amount of the unsecured deficiency claim of the Noteholders; and

WHEREAS, the parties’ primary objective in this restructuring is to maximize the value of the Noteholders’ recoveries in as much as the obligations owed by the Debtors to the Noteholders constitute in excess of 90% of the Debtors’ liabilities, and the parties’ desire to obtain this

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objective through an expeditious and orderly sale of the Operating Companies as going concerns by asset and/or stock sales and the distribution of the net proceeds therefrom; and

WHEREAS, the Consenting Noteholders and the Debtors are desirous of maintaining the stability of operations and gaming licensing during the sale of the stock and/or assets of the Operating Companies, and have determined that it is important to retain Senior Management; each Executive has advised the Consenting Noteholders and the Debtors that, subject to the conditions set forth in this Agreement, each Executive is prepared to remain in such employ and forego alternative employment opportunities in favor of remaining with the Debtors through the Liquidation Date and the Cash Distribution Incentive and Retention Payment have been developed and negotiated (and as incorporated in the Chapter 11 Senior Management Retention and Severance Program entered into by Debtors and Senior Management) to provide an incentive for Senior Management to remain with the Debtors, thereby enhancing the probability that maximum sale proceeds will be realized from the sale of the assets (or the stock) of the Operating Companies and the sale of the remaining assets of FGC in an expeditious manner.

WHEREAS, certain of the Executives are licensed under gaming laws and regulations applicable to the Debtors and own a substantial portion of Existing Common Stock.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtors, Senior Management, each of the Executives and the Consenting Noteholders (severally and neither jointly nor jointly and severally) hereby covenant and agree as follows:

Article I
Definitions

For purposes of this Agreement, the following capitalized terms shall have the following meanings:

“101 Main” has the same meaning as set forth in the Preamble to this Agreement, and is a wholly owned subsidiary of FBHII.

“363 Motion” means each motion(s) filed by one or more of the Debtors seeking an order authorizing the sale of the assets of one or more Operating Companies, or the stock of such companies, free and clear of Liens pursuant to Section 363 of the Bankruptcy Code and the assignment (and in some cases the assumption) of certain assumed executory contracts and unexpired leases pursuant to Section 365 of the Bankruptcy Code, as set forth in the Protocol Motion.

“Affiliate” has the same meaning as the term “affiliate” in the Indenture.

“Agreement” means this Amended and Restated Agreement Regarding Pre-Negotiated Restructuring.

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“Article” means an Article of this Agreement, unless the context otherwise indicates.

“Bankruptcy Code” means the Bankruptcy Reform Act of 1978, Title 11, United States Code, as now in effect or hereafter amended, 11 U.S.C. §§ 101 et seq.

“Bankruptcy Court” means the United States Bankruptcy Court for the District of Nevada, Northern Division.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure, promulgated pursuant to 28 U.S.C. § 2075 and the Local Rules of Practice of the United States Bankruptcy Court, District of Nevada as applicable from time to time during the Chapter 11 Cases.

“Beneficial Owner” has the meaning set forth in Section 7.2.

“Best Rejected Offer” means with respect to the assets (or the stock) of each Operating Company, the Rejected Offer with the highest proposed purchase price.

“Bonus Formula” has the meaning set forth in Section 5.6.

“Business Day” means any day except Saturday, Sunday, or a day in which commercial banks in the state of Nevada or state of New York are authorized or required by law to close.

“Cash Collateral Stipulation” has the meaning set forth in Section 9.1.

“Cash Distribution Incentive” has the meaning set forth in Section 5.2.

“Chapter 11 Cases” has the meaning set forth in Article II.

“Compensation Motion” has the meaning set forth in Section 5.7.

“Confirmation Date” means the date upon which the Bankruptcy Court enters its order confirming the Plan for FGC.

“Consenting Noteholders” means, collectively, (i) Putnam, MSDW, Contrarian and Prudential, (ii) any Transferees to whom a transfer of any Notes has been effected by any Consenting Noteholder after the date hereof and (iii) any Noteholders that are Affiliates of any Transferees.

“Contrarian” has the meaning set forth in the Preamble to this Agreement.

“Court Approval Date” has the meaning set forth in Section 5.2.

“Debtors” has the meaning set forth in the Preamble to this Agreement.

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“Debtors’ Professionals” means Gordon & Silver, Ltd., KPMG, LLP, Arthur Andersen, LLP, Hughes, Hubbard and Reed, Deloitte & Touche LLP and such other professionals retained by the Debtors to advise and represent them in the Restructuring and in the Chapter 11 Cases.

“Deemed Sales Prices” means the sales price at which the assets (or stock) of each Operating Company are ultimately sold, including a credit bid by the Indenture Trustee; provided, however, that if a bid for the assets or stock of any Operating Company made at any auction is not accepted by the Indenture Trustee and the auction is terminated, the last bid before such auction was terminated shall be the Deemed Sales Price of such Operating Company.

“Default Date” has the meaning set forth in Section 5.2.

“Discount Rate” has the meaning set forth in Section 5.2.

“Distributable Cash” means the sum of: (a) all Excess Cash Distributions paid to the Indenture Trustee; (b) net cash and non-cash consideration received by the Indenture Trustee or the beneficiaries of the Liquidating Trust from the sales of assets (or stock) of Operating Companies and the Deemed Sales Price (without duplication); (c) all Purchase Notes received by the Debtors; (d) the Nevada Purchase Notes received by the Debtors; (e) the proceeds of the Net Residual Assets; (f) the amount of the Retention Payment; (g) the amount paid to Houlihan Lokey by FGC and/or the other Debtors in excess of $600,000.00; (h) the sum of each Higher Offer Amount; and (i) the Deemed Sales Price to the extent not included in subpart (b) of this paragraph. No component of Distributable Cash shall be reduced by the Cash Distribution Incentive payment(s) when determining Distributable Cash.

“Distribution Date” has the meaning set forth in Section 5.2.

“Definitive Purchase and Sale Agreement” has the meaning set forth in Section 3.1(a).

“Effective Date” means the later of the first Business Day following the closing date of the sale of the last of the assets (or stock) of the Operating Companies or the first Business Day that is at least eleven calendar days after the Confirmation Date of the FGC Plan.

“Events of Default” as used in the Recitals and Article II of this Agreement shall have the meaning provided in the Indenture.

“Excess Cash” means $13,000,000 distributed pursuant to Section 4.1 of this Agreement and, with respect to any applicable period after the Petition Date, all cash and all cash equivalents held by the Debtors (excluding Restricted Cash and the Retention Payment to the extent not included in the definition of Restricted Cash) in excess of $16,500,000.00 (or $15,000,000 once Fitzgeralds Reno is the subject of a Definitive Purchase and Sale Agreement) plus the applicable Purchase Agreement Cash Reserve plus the amount of any bid protection (i.e. Breakup fee) or expense reimbursement then pending in an application or stated in an order therefore .

“Excess Cash Distributions” has the meaning set forth in Section 4.2.

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“Executive” has the meaning set forth in the Preamble to this Agreement.

“Executive Claims/Interests” has the meaning set forth in Section 7.2.

“Executive Payment” has the meaning set forth in Section 5.5.

“Existing Common Stock” means all the outstanding and existing common stock and related options and warrants (if any) of FGC.

“Existing Preferred Stock” means all of the outstanding and existing preferred stock of FGC and related options and warrants, including the cumulative redeemable preferred stock of FGC issued pursuant to a Certificate of Designation of Preferences and Rights dated the 8th day of December 1995.

“FBHI” has the same meaning set forth in the Preamble to this Agreement, and is a wholly owned subsidiary of FI.

“FBHII” has the same meaning set forth in the Preamble to this Agreement, and is a wholly owned subsidiary of FBHI.

“FFEC” has the meaning set forth in the Preamble of this Agreement, and is a wholly owned subsidiary of FLVI.

“FI” has the same meaning set forth in the Preamble to this Agreement, and is a wholly owned subsidiary of FGC.

“FLVI” has the same meaning set forth in the Preamble to this Agreement, and is a wholly owned subsidiary of FSI.

“FAMI” has the same meaning set forth in Section 5.8 and is a Non-Debtor Affiliate.

“Final Order” means an order, judgment or other decree of the Bankruptcy Court which has not been appealed, vacated, reversed, modified or amended or stayed, and for which the time to appeal or seek review or rehearing has expired.

“FM” has the same meaning set forth in Section 5.8 and is a non-Debtor Affiliate.

“FMI” has the same meaning set forth in the Preamble to this Agreement, and is a wholly owned subsidiary of FSI.

“FRI” has the same meaning set forth in the Preamble to this Agreement, and is a wholly owned subsidiary of FGC.

“FSI” has the meaning set forth in the Preamble to this Agreement, and is a wholly owned subsidiary of FGC.

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“Fitzgeralds Black Hawk” means the assets comprising the Fitzgeralds Black Hawk Casino owned and operated by 101 Main.

“Fitzgeralds Las Vegas” means the assets comprising the Fitzgeralds Las Vegas Hotel and Casino owned and operated by FLVI.

“Fitzgeralds Reno” means the assets comprising the Fitzgeralds Reno Hotel and Casino owned and operated by FRI.

“Fitzgeralds Tunica” means the assets comprising the Fitzgeralds Tunica Hotel and Casino owned and operated by FMI.

“Foothill” means Foothill Capital Corporation, a California corporation.

“FSI Warrants” means any warrants to purchase shares of common stock of FSI, formally known as Fitzgeralds Gaming Corporation, issued in connection with the issuance of $36,000,000 in aggregate amount of Senior Secured Notes in February 1994.

“Guarantors” has the meaning set forth in the Recitals to this Agreement.

“Higher Offer Amount” means with respect to the assets or stock of each Operating Company, the difference between: (a) the Best Rejected Offer; and (b) the Deemed Sales Price; provided, however, if (a) is less than (b), the Higher Offer Amount shall be deemed to equal zero.

“Houlihan Lokey” means Houlihan Lokey Howard Zukin Capital.

“Indenture” has the meaning set forth in the Recitals to this Agreement.

“Indenture Trustee” has the meaning set forth in the Recitals to this Agreement.

“Informal Committee” means the informal committee of Noteholders comprised of Consenting Noteholders signatory hereto.

“Informal Committee Professionals” means Ropes & Gray and Houlihan Lokey and such other professionals retained by the Informal Committee from time to time.

“Interim Fee Procedures Motion and Order” has the meaning set forth in Sections 9.4 and 9.5.

“Legal Opinion” has the meaning set forth in Section 7.2.

“Leveraged Offer(s)” means any offer to acquire one or both of the Nevada Properties, which among other things, is conditioned upon the applicable selling Debtor accepting a Nevada Purchase Note(s) as consideration.

“Lien” has the meaning set forth in Section 101(37) of the Bankruptcy Code.

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“Liquidating Trust” has the meaning set forth in Article VI of this Agreement.

“Liquidation Date” means the date on which the sale of the last Operating Company is consummated and all of the Residual Assets have been transferred to the Liquidating Trust.

“Minimum Spread” means an amount equal to 500 basis points plus the product of 20 basis points times the difference between 25% and the percentage of shareholders’ equity as a portion of total financing debt and equity capitalization of the Buyer on the closing date of the sale.

“Motions” means individually and collectively the Protocol Motion, Compensation Motion, 363 Motion, Motion to Approve the Cash Collateral Stipulation and the Interim Fee Procedures Motion.

“Net Distributable Cash” means cash and non-cash consideration available for distribution to the Indenture Trustee (and the Noteholders) and shall equal the Distributable Cash less the sum of: (a) the Cash Distribution Incentive payments; (b) the Retention Payment; (c) the amount paid to Houlihan Lokey by FGC and/or the other Debtors in excess of $600,000.00; and (d) to the extent any Higher Offer Amounts greater than zero are included in Distributable Cash, the sum of each such Higher Offer Amount and the portion of value ultimately realized from the sale of the assets (or stock) of each individual unsold Operating Company to which each such individual Higher Offer Amount relates.

“Net Residual Assets” means an amount equal to the difference between: (a) the Residual Assets, minus (b) the Tail Liability.

“Nevada Club, Inc.” has the meaning set forth in Section 5.8 and is a wholly owned subsidiary of FGC and a Non-Debtor Affiliate.

“Nevada Properties” means Fitzgeralds Las Vegas and Fitzgeralds Reno and “Nevada Property” means either of the Nevada Properties.

“Nevada Purchase Note(s)” means a note issued (or to be issued) by a purchaser in connection with the acquisition of one or both of the Nevada Properties. Each Nevada Purchase Note shall have terms, which are no less favorable to the Debtors than the Nevada Purchase Note Terms.

“Nevada Purchase Note Terms” means in respect of a Nevada Purchase Note: (a) securing the obligations under such Nevada Purchase Note with a first priority lien, mortgage and security interest on all assets of the Operating Company having been sold in respect of that Nevada Purchase Note; (b) a maturity date (without acceleration) of the principal of all interest on such Nevada Purchase Note not later than the sixth anniversary of its making; (c) representations, warranties, defaults and restrictive covenants on operation and financing activities of the maker that are customary for senior secured indebtedness in the gaming industry; (d) a principal amount that does not exceed 85% of the purchase price for such Operating Company; (e) interest payable

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in cash not less than semi-annually; and (f) an interest rate not less than the sum of the Minimum Spread plus the interest rate on U.S. Treasury Notes as of the date of the closing with the same maturity date as such Nevada Purchase Note.

“Non-Debtor Affiliates” has the meaning set forth in Section 5.8.

“Noteholders” means any beneficial holder of Notes.

“Notes” has the meaning set forth in the Recitals to this Agreement.

“Official Noteholder Committee” means an official committee as provided for by Section 1102(a)(1) of the Bankruptcy Code, the majority of members of which are Consenting Noteholders.

“Operating Cash” shall mean, with respect to the Operating Companies as a group, cash and cash equivalents (exclusive of Restricted Cash) in the total amount of $13 million. With respect to each individual Operating Company, Operating Cash shall mean cash and cash equivalents (exclusive of Restricted Cash) in the following amounts: FRI - $3 million; 101 Main - $2.5 million; FLVI - $3.5 million; and FMI $4 million.

“Operating Companies” has the meaning set forth in the Preamble to this Agreement and “Operating Company” means any of the Operating Companies.

“Operating Pleadings” has the same meaning set forth in Section 9.1.

“Petition Date” means the date that the Debtors file their petitions under Chapter 11 with the Bankruptcy Court.

“Petition Pleadings” has the meaning set forth in Section 9.1.

“Pre-Petition Cash Distribution” has the meaning set forth in Section 4.1.

“Pre-Petition Unsecured Payment” has the meaning set forth in Section 3.8.

“Properties” means, collectively, Fitzgeralds Black Hawk, Fitzgeralds Las Vegas, Fitzgeralds Reno and Fitzgeralds Tunica. “Property” means any of the Properties.

“Plan” means plan(s) of reorganization to be proposed by the Debtors on terms consistent and in accordance with this Agreement, which plan(s) are in form and substance reasonably acceptable to the Consenting Noteholders.

“Protocol Motion” means the Motion for Order Approving Procedures for Sale of Assets Free and Clear of Liens, Claims and Interest and Assumption and Assignment of Certain Executory Contracts and Unexpired Leases, in substantially the form attached hereto as Exhibit “1,” to be filed on the Petition Date for the purposes of establishing the procedures by which sales

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of Operating Companies shall be documented, advertised and brought before the Bankruptcy Court for approval, as such procedure may be amended from time to time.

“Prudential” has the meaning set forth in the Preamble to this Agreement.

“Purchase Agreement Cash Reserve” means, at all times when the Debtors are party to Definitive Purchase and Sale Agreements for a number of Operating Companies listed below, the amount in the following chart:

# of Operating Companies Under P & S Contracts	Amount

0	$0
1	$0
2	$4,000,000
3	$5,000,000
4	$7,500,000

“Purchase Note(s)” means a note issued (or to be issued) by a purchaser in favor of FMI or 101 Main (or both as the case may be) in connection with the acquisition of Fitzgeralds Black Hawk and/or Fitzgeralds Tunica.

“Putnam” has the meaning set forth in the Preamble to this Agreement.

“Qualified Offer” means a cash offer with respect to Fitzgeralds Black Hawk and Fitzgeralds Tunica, and means either a cash offer or a Leveraged Offer with respect to either Fitzgeralds Las Vegas or Fitzgeralds Reno. Such offer(s) shall be from a party that more likely than not can close the proposed transaction, including obtaining any necessary financing (excluding any financing which consists of a Nevada Purchase Note) and required licensing approvals, and shall contain substantially all of the non-financial material terms and conditions contained in the Purchase and Sale Agreement attached as Exhibit “2” to the Protocol Motion.

“Rejected Offer” means any Qualified Offer (excluding any Leveraged Offer made by any Executive or his Affiliates) received for the assets (or the stock) of any of the Operating Companies of which FGC recommends the acceptance, but which the Informal Committee (or the Official Noteholder Committee, as the case may be) or Indenture Trustee elects to reject.

“Residual Assets” means, without duplication of any other component of Distributable Cash, all tangible and intangible assets belonging to the Debtors and to the Liquidating Trust which, as of the Liquidation Date, are not a Purchase Note(s), Nevada Purchase Note(s) or operating assets (or stock) of any Operating Company that has not been sold.

“Restricted Cash” means cash which, in accordance with generally accepted accounting principles (“GAAP”) consistently applied, is properly classified on the balance sheet of FGC and/or any of its subsidiaries as “restricted.” The $2,400,000.00 placed in escrow for the Retention Payment and/or any unfunded portion thereof shall automatically be considered

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Restricted Cash notwithstanding requirements pursuant to GAAP to classify such amounts otherwise.

“Restructuring” has the meaning set forth in Article II.

“Retention Payment” has the meaning set forth in Section 5.4.

“Section” means a Section of this Agreement unless the context otherwise indicates.

“Security Documents” as used in Article II of this Agreement shall have the meaning provided in the Indenture.

“Senior Management” has the meaning set forth in the Preamble to this Agreement.

“Senior Management Affiliate” has the meaning set forth in Section 10.1.

“Senior Management Incentive Program” means the Cash Distribution Incentive and Retention Payment payable to Senior Management as set forth in Article V and the Executive Payment.

“Subject Parties” has the meaning set forth in Section 7.2.

“Successors” has the meaning set forth in Section 7.2.

“Subsidiaries” means FRI, 101 Main, FMI, FI, FSI, FBHI, FBHII, FFEC and FLVI.

“Tail Liability” is any liability (excluding the Notes) of any of the Debtors not assumed in connection with a purchase of the assets or the stock of the Operating Companies.

“Transfer” has the meaning set forth in Section 7.2.

“Transferee” has the meaning set forth in Section 7.2 of this Agreement.

“Transferee Agreement” has the meaning set forth in Section 7.2.

“Transferor” has the meaning set forth in Section 7.2.

“Unsecured Debt Cap” has the meaning set forth in Section 3.8.

“UST” means the Office of the United States Trustee.

“Wind-up Period” has the meaning set forth in Section 5.6.

Article II
General Terms of Restructuring

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Section 2.1     General Purpose of Agreement. The parties to this Agreement have agreed to a restructuring of the Debtors which shall be implemented by the Debtors commencing cases under Chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”) in Bankruptcy Court (the “Restructuring”). The Debtors, Senior Management and the Consenting Noteholders have concluded that the enterprise value of the Debtors (including separate sales of the Operating Companies’ assets or stock) is not sufficient to pay all claims in respect of the Notes in full, and therefore no distribution will be made to holders of Existing Common Stock, Existing Preferred Stock and the FSI Warrants. The Debtors in coordination and cooperation with the Informal Committee will seek purchasers for the assets (or the stock) of the Operating Companies during the period prior to the filing of the Chapter 11 Cases. In order to accomplish this orderly liquidation, the Debtors shall file petitions for relief under Chapter 11 of the Bankruptcy Code and proceed by way of 363 Motions(s) and/or Plan(s) to obtain approval of sales agreements with such purchasers in accordance with the Protocol Motion, and in the event sales agreements are not entered into for the sale of the assets (or the stock) of all of the Operating Companies and an auction is requested by the Consenting Noteholders pursuant to Section 3.1 (c) of this Agreement, to sell the assets (or the stock) of any remaining Operating Companies through an auction process before the Bankruptcy Court. The Restructuring will provide for the Indenture Trustee (and thereby, the Noteholders) to receive the Net Distributable Cash. Additionally, given the regulatory approvals needed to accomplish the Restructuring, and in recognition of the need to retain Senior Management in order to insure continuity and compliance with all gaming regulations and licensing requirements in the Debtors’ operations during the Restructuring, the Senior Management Incentive Program will be adopted by the Debtors as a preventative measure in order to retain key executives and adequately compensate them for their continued employment with the Debtors during the Restructuring and to incentivise Senior Management to obtain the highest return for the Noteholders. The summary of the Restructuring set forth in this Section 2.1 is qualified in its entirety by the other provisions of this Agreement, which provide a more detailed description of the terms and conditions of the Restructuring.

Section 2.2     Acknowledgment of Obligations. FGC and the Guarantors acknowledge, confirm and agree that as of the date hereof, FGC and the Guarantors are indebted to the Indenture Trustee in the principal amount of $205,000,000 with respect to the Notes, together with accrued interest of approximately $56,800,000, plus certain charges and expenses of the Indenture Trustee. Such amounts, and fees, costs, expenses and other charges now or hereafter payable under the Indenture and the Security Documents are unconditionally owing by FGC and the Guarantors without offset, defense or counterclaim by the Debtors of any kind, nature or description whatsoever, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 2.3     Acknowledgment of Security Interests. FGC and the Guarantors hereby acknowledge, confirm and agree that as of the date hereof, the Indenture Trustee (for the benefit of the Noteholders) has and shall continue to have valid, enforceable and perfected liens upon and security interest in the collateral heretofore granted to the Indenture Trustee pursuant to the Security Documents (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally with respect to

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enforceability or by equitable principles relating to enforceability), subject only to the liens described on Schedule 2.3 not exceeding the amount listed thereon.

Section 2.4     Acknowledgement of Binding Effect of Documents. FGC and the Guarantors hereby acknowledge, confirm and agree that as of the date hereof: (a) each of the Security Documents to which FGC or any Guarantor is a party has been duly executed and delivered by FGC or such Guarantors and each is in full force and effect, (b) the agreements and obligations of FGC and the Guarantors contained in the Security Documents constitute legal, valid and binding obligations of FGC and the Guarantors, as the case may be, enforceable against FGC and the Guarantors in accordance with their respective terms, and neither FGC nor any Guarantor has any valid defense to the enforcement of such obligations, except as legality, validity and enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability, (c) the agreements and obligations of FGC and the Guarantors contained in this Agreement constitute legal, valid and binding obligations of FGC and the Guarantors in accordance with their terms, subject to entry of any Bankruptcy Court orders necessary to carry out the transactions provided for in this Agreement.

Section 2.5     No Other Waivers; Reservations of Rights.

(a)      The Consenting Noteholders have not waived, and are not by this Agreement waiving, any Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Existing Default or otherwise), and the Consenting Noteholders have not agreed to forbear with respect to any of its rights or remedies concerning any Events of Default except as provided herein.

(b)      Subject to this Agreement, the Consenting Noteholders reserve the right, in their discretion, to exercise any or all of their rights and remedies (and to direct the Indenture Trustee with respect to its rights and remedies) under the Indenture and the other Security Documents as a result of any Events of Default which may be continuing on the date hereof or any Event of Default which may occur after the date hereof, and the Consenting Noteholders and the Indenture Trustee have not waived any of such rights or remedies, and nothing in this Agreement, and no delay on its part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

(c)      Except as expressly agreed herein, no Debtor or Executive or any combination thereof has waived, and by the execution of this Agreement shall not be deemed to waive any right or remedy, whether at law, in equity, or under any agreement, regardless of form, in respect to any person, including the Noteholders, Consenting Noteholders the Informal Committee (or the Official Noteholders Committee as the case may be) or the Indenture Trustee, or any document or agreement, including the Notes, the Indenture or any guarantee.

Article III
Liquidation of Operating Companies and the Chapter 11 Cases

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Section 3.1     Sales of Operating Companies and Commencement of Chapter 11 Cases

(a)       Marketing and Sale of Operating Companies. (i) The Debtors shall prepare marketing materials not later than January 2, 2001 and, subject to any “no shop” agreement entered into by any of the Debtors, as permitted by Section 3.1(b) of this Agreement, shall market the Operating Companies on the terms and conditions substantially as set forth in the Protocol Motion. (ii) If a Definitive Purchase and Sale Agreement (here and hereinafter in this Agreement, as defined in the Protocol Motion) is agreed to for the sale of two or more of the Operating Companies’ assets, and the purchaser under such agreement has waived all due diligence contingencies under such agreement on or before December 4, 2000, then the Debtors shall commence the Chapter 11 Cases by December 5, 2000, and within ten (10) Business Days thereafter shall file a 363 Motion to approve the sale subject of such agreement, free and clear of Liens subject to the terms and conditions of such agreement and this Agreement. In any other event, the Debtors shall file the Chapter 11 Cases no later than January 19, 2001 to effectuate the orderly liquidation of the Operating Companies. Thereafter, in accordance with the sales’ procedures (as amended from time to time) outlined in the Protocol Motion, the Debtors shall file the appropriate 363 Motion or Plans, as the case may be, to sell the assets (or the stock) of the Operating Companies. Although it is contemplated that the sales will be of the assets of the Operating Companies, nothing herein shall preclude the sale of the stock of an Operating Company by the Debtors. Subject to Section 10.1(d) and (e), during the term of this Agreement, the Debtors will not enter into an agreement to sell any of the assets (or stock) of the Operating Companies without the consent of the Consenting Noteholders who are at the time beneficial owners (or record owners) of a majority of the principal amount of Notes.

(b)       Agreement with Purchaser. Debtors with the approval of the Consenting Noteholders may enter into “no shop” agreements with prospective purchasers, whereby the Debtors may agree not to, directly or indirectly, solicit or encourage, initiate or enter into discussions or transactions, or provide information regarding any applicable Operating Company to any person concerning the acquisition of such Operating Company for periods of time prior to and/or subsequent to the Petition Date.

(c)       Auction of Assets of Remaining Operating Companies. In the event a Definitive Purchase and Sale Agreement has not been reached with respect to the disposition of all of the Operating Companies’ assets (or stock) on or before September 1, 2002, and Consenting Noteholders holding (or beneficially owning) an aggregate principal amount of Notes greater than 50% of the outstanding principal amount of Notes held by the Consenting Noteholders elect in writing, then Debtors shall cause any unsold Operating Companies’ assets (or stock) to be sold by auction conducted (not later than 120 days after notice of such election is given) by the Bankruptcy Court unless, after such notice is given, but before the auction date, a Definitive Purchase and Sale Agreement is executed with the consent of the Consenting Noteholders.

Any term in this Section 3.1 to the contrary notwithstanding, the provisions of Section 3.1 are subject to Sections 5.1 and 5.2 of this Agreement.

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Section 3.2     Sale Negotiations. The Informal Committee shall have the right to participate with the Debtors in negotiations with potential purchasers of the assets and/or stock of the Operating Companies. The Debtors shall keep the Informal Committee, through the Informal Committee Professionals, informed as to the status of the solicitation of purchasers and all negotiations. The Informal Committee may designate two of its members along with the Informal Committee Professionals to participate with the Debtors in such negotiations; provided, however, that upon Debtors’ request, only one such member, together with the Informal Committee Professionals, shall participate in any particular meeting with potential purchasers. All sales and solicitation materials are subject to review by the Informal Committee’s financial advisors prior to dissemination to potential purchasers. The Informal Committee’s financial advisor shall be informed of all written and oral communications with potential purchasers. All draft purchase and sale documentation shall be provided to the Informal Committee Professionals upon receipt by the Debtors and/or Senior Management, and to the extent prepared by the Debtors, the Debtors’ Professionals or Senior Management, prior to dissemination to potential purchasers. Upon the commencement of the Chapter 11 Cases, if the U.S. Trustee appoints an Official Noteholder Committee, then the Official Noteholder Committee shall participate in the negotiations with potential purchasers in lieu of the Informal Committee.

Section 3.3     Certain Agreements to Cooperate and Other Rights Respecting Claims Purportedly Owned by Fitzgeralds Sugar Creek, Inc. The Debtors, the Consenting Noteholders and Senior Management shall attempt to resolve on or before December 8, 2000 the dispute which has arisen concerning the ownership and prosecution of an action in respect of gaming licensing and gaming operation in Missouri, which involved Fitzgeralds Sugar Creek, Inc., a revoked Missouri corporation. Any resolution shall be subject to Bankruptcy Court approval. If the Debtors, the Consenting Noteholders and Senior Management cannot resolve this dispute by the December 8, 2000 deadline, it is agreed that Philip D. Griffith shall have the right to seek Bankruptcy Court adjudication of the rights to ownership of the prosecution of any actions regarding such Missouri gaming licensing and gaming operation by motion notwithstanding Bankruptcy Rule 7001. The motion may be heard on an order shortening time on notice of the Informal Committee (or the Official Noteholder Committee, as the case may be) and the other Executives. The actions by Philip D. Griffith to pursue such a motion would, notwithstanding any other term in this Agreement, not constitute a violation of this Agreement.

Section 3.4     Forbearance by Consenting Noteholders and the Indenture Trustee. Upon execution hereof, each Consenting Noteholder shall, until the Liquidation Date (i) refrain from filing, recording or serving (or causing to be filed, recorded or served) any notice of foreclosure or default, and shall not take, or instruct the Indenture Trustee, Informal Committee (or the Official Noteholder Committee, as the case may be) or any of their professionals to take, any other action to foreclose upon any of the collateral securing the Notes or the obligations of FGC under the Indenture (including Sections 6.2 and 6.5 thereof) or any guarantee relating thereto, and (ii) take such actions on a timely basis as provided for in Sections 6.4 and 6.5 of the Indenture to instruct and direct the Indenture Trustee to refrain from filing any such notice or taking any other action to pursue any remedy or enforce an “Event of Default” under the Indenture; provided, however, that the Consenting Noteholders shall not be required to indemnify the Indenture Trustee.

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Section 3.5     Consenting Noteholder Representation. Both prior to and after the Petition Date, the Debtors Professionals and the Informal Committee Professionals shall continue to cooperate with one another, and the Debtors shall pay such Informal Committee Professionals in accordance with existing procedures and compensation agreements. Subsequent to the Petition Date, the Debtors shall pay the Informal Committee’s Professionals or, alternatively, in the event an Official Noteholder Committee is appointed, the Official Noteholder Committee’s Professionals, only pursuant to the Cash Collateral Stipulation or Bankruptcy Court order. Notwithstanding anything in this Agreement to the contrary, the Consenting Noteholders shall have no obligation to retain Informal Committee Professionals, or provide any instructions or directions to such Informal Committee Professionals, in the event the Debtors are not authorized by the Bankruptcy Court to pay the fees and expenses of the Informal Committee Professionals under Section 3.4 of the Agreement Regarding Use of Cash Collateral.

Section 3.6     Treatment of FGC Equity Interests. On the Effective Date of the Plan for FGC, the Existing Common Stock, Existing Preferred Stock and the FSI Warrants shall be cancelled and extinguished. Such holders shall receive nothing under the Plan and shall not receive any equity or other interest in any of the Debtors (as reorganized) or any other consideration in exchange for the cancellation of the Existing Common Stock, Existing Preferred Stock and the FSI Warrants.

Section 3.7     Treatment of Subsidiary Equity Interests. No later than the Effective Date of the Plan for FGC, all Existing Common Stock of the Subsidiaries shall have been sold or extinguished and all remaining assets of the Subsidiaries liquidated and transferred to FGC. The FFEC Common Stock may be conveyed as part of the purchase of Fitzgeralds Las Vegas and all obligations of FFEC assumed by the purchaser of Fitzgeralds Las Vegas.

Section 3.8     Pre-Petition Cash Distribution to Certain Unsecured Creditors.

(a)       Until the Petition Date, the Debtors will continue to pay their outstanding undisputed, non-contingent and ordinary course unsecured debts in the ordinary course of business and remain current with all such creditors. It is the parties’ intention to eliminate the potential for pre-petition outstanding undisputed, non-contingent, ordinary course, and unsubordinated, unsecured debts/claims and otherwise avoid any delay or disruption of vendor services to the Operating Companies; the Debtors intend to pay, shortly before the Petition Date, all outstanding undisputed, non-contingent, ordinary course, unsubordinated, unsecured claims (the “Pre-Petition Unsecured Payment”). To the extent that any unsecured creditors’ claims of the Debtors (exclusive of the deficiency claim of the Noteholders and any claims subordinated thereto and payroll and payroll- related claims) exist as of the Petition Date, the Plan shall provide that on the Effective Date, those general unsecured claims which are not paid in full pursuant to the Operating Pleadings, and which are not subordinated to any deficiency claim of the Indenture Trustee, shall be paid in full, provided such claims, including anticipated rejection claims arising under Section 365 of the Bankruptcy Code, do not exceed $4,000,000 in the aggregate, excluding payroll and payroll-related expenses (the “Unsecured Debt Cap”).

(b)       In the event unsecured creditors’ claims of the Debtors (exclusive of the deficiency claim of the Noteholders, any claims subordinated thereto and payroll and

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payroll-related claims), as of any applicable claims bar date, (and any anticipated rejection claims arising under Section 365 of the Bankruptcy Code) exceed the Unsecured Debt Cap, at the election of Consenting Noteholders who are at the time beneficial owners (or record holders) of a majority of the principal amount of the Notes, the Debtors shall propose and support a Plan that classifies and treats those general unsecured claims, including rejection claims, similar to the deficiency claim of the Indenture Trustee, and the Consenting Noteholders shall direct the Indenture Trustee, the Informal Committee (or the Official Noteholders Committee, as the case may be) and their professionals to support such a Plan before the Bankruptcy Court. The Consenting Noteholders agree to vote all of their claims against and interest in the Debtors for such a Plan, except to the extent such claims or interests are deemed by operation of the Bankruptcy Code to have accepted or rejected the Plan. If the Debtors fail to propose and support such a Plan at the request of Consenting Noteholders, who are beneficial owners (or record owners) of a majority of a principal amount of Notes, the Debtors agree to the termination of any remaining portion of the exclusivity period solely in favor of the Consenting Noteholders. Each Executive shall also vote all of the claims against and interests in the Debtors that he owns, or of which he has the power to control the vote in favor of such a Plan, except to the extent such claims or interests are deemed by operation of the Bankruptcy Code to have accepted or rejected the Plan. In this regard, the Debtors agree to provide the Consenting Noteholders who at the time are the beneficial or record owners of a majority of the principal amount of the Notes and proposing such a Plan with information necessary to prepare a disclosure statement.

Section 3.9     Treatment of the Foothill Claim. Debtors shall use their best efforts to obtain a reconveyance of the Foothill Liens prior to the Petition Dates and in this regard to pay all contractual sums due Foothill. In the event that the Foothill Liens are not released prior to the Petition Date, Debtors shall continue their efforts to obtain voluntary reconveyances of the Foothill Liens, but if unsuccessful, Foothill shall be treated as unimpaired under the Plan(s) of the Debtors and shall be paid the amount of its allowed claim no later than with the closing of the first purchase of an Operating Company.

Section 3.10    Certain Obligations in respect of Official Noteholder Committee. Nothing in this Agreement shall deemed to require a Consenting Noteholder to serve on an Official Noteholder Committee; provided, however, any Consenting Noteholder who becomes a member of an Official Noteholders Committee shall not be required by this Agreement to take any action as a member of that committee which would violate its duties as a committee member, provided, however, that nothing contained in this Section 3.10 shall relieve any Consenting Noteholder from its obligations under this Agreement, and specifically Section 9.2. Debtors agree to support a motion by the Official Noteholders Committee to permit trading by such members subject to appropriate Chinese Wall restrictions.

Article IV
Treatment of Noteholder Claims

Section 4.1       Pre-Petition Excess Cash Distribution. Subject to the condition precedent that this Agreement has been duly executed by all parties hereto, within three (3) Business Days after the execution of this Agreement and prior to the commencement of the

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Chapter 11 Cases, FGC shall distribute by wire transfer to the Indenture Trustee for the benefit of the Noteholders Excess Cash in the amount of $13,000,000, to be applied to unpaid and accrued Indenture Trustee’s fees and expenses incurred to date and as partial payment of accrued and unpaid interest and principal as provided in the Indenture (the “Pre-Petition Cash Distribution”). All distributions of Excess Cash pursuant to this Section and Section 4.2, to the extent not recovered as a pre-Petition Date preferential transfer or a recoverable post-Petition Date transfer shall be Distributable Cash for purposes of calculating the Cash Distribution Incentive payment set forth in Article V. All wire transfers made to the Indenture Trustee under this Agreement shall be directed as follows:

BK OF NYC – ABA NO. 021000018
BBK-ATTN: CORPORATE TRUST AGENCY/GLA 111-565
REF: A/C 117813
RE: FITZGERALDS GAMING

Section 4.2       Additional Excess Cash Distributions. Subject to the Bankruptcy Court’s approval of that portion of the Cash Collateral Stipulation providing for post-petition payments to the Indenture Trustee to reduce the obligations described in Section 2.2 of this Agreement and on the terms contained in this Section 4.2, the Debtors shall distribute to the Indenture Trustee, for the benefit of Noteholders, all Excess Cash as of the end of each respective first, second or third financial reporting quarter beginning April 1, 2001, within 45 days of the end of such quarter (such distributions, together with the Pre-Petition Cash Distribution, the “Excess Cash Distributions”). With respect to the fourth financial reporting quarter of each year beginning with the financial reporting quarter ending December 31, 2000, Excess Cash will be distributed within 90 days of the end of the fiscal year and such payments shall be applied to unpaid and accrued Indenture Trustee’s fees and expenses incurred to date and as partial payment of accrued and unpaid interest and principal as provided in the Indenture. The provisions of this Section 4.2 are qualified in their entirety by the terms of the Cash Collateral Stipulation and the Interim Order and the Final Order.

Section 4.3       Distribution of Sale Proceeds. The Restructuring shall be accomplished by the orderly sale of the assets (or the stock) of the Operating Companies and the Residual Assets whether by 363 Motion or a Plan. The Consenting Noteholders hereby agree to the sale or auction of the assets (or the stock) of the Operating Companies free and clear of Liens, with the Liens attaching to the proceeds from such sales, and agree to instruct both the Informal Committee (or the Official Noteholders Committee, as the case may be) and the Indenture Trustee and their professionals to consent to and support approval of such sales before the Bankruptcy Court (but not including the providing of any indemnity to the Indenture Trustee). Upon the closing of any sale of the assets (or the stock) of an Operating Company, the net proceeds, less a reserve for amounts due in connection with the Senior Management Incentive Program and the reserve as reasonably determined by the Debtors and the Informal Committee (or the Official Noteholder Committee, as the case may be) and approved by the Bankruptcy Court for Tail Liabilities, shall be distributed to the Indenture Trustee for the benefit of and distribution to the Noteholders in accordance with the Indenture. The Debtors and the Executives agree to support a plan that provides that the claims of the Noteholders/Indenture Trustee under the Indenture are an undersecured claim(s) and shall be treated through the cash and non-cash distributions

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contemplated hereby and issuance to the Noteholders of the beneficial interests in the Liquidating Trust. The Consenting Noteholders agree to direct and instruct the Informal Committee (or the Official Noteholders Committee, as the case may be) and the Indenture Trustee and their professionals to support such a plan before the Bankruptcy Court.

Section 4.4       Reserves Following Consummation of Sales to Majestic Star and Additional Excess Cash Distributions

(a)         In addition to (but without duplication of) the cash sweeps required by Section 4.2, the Debtors shall distribute to the Indenture Trustee, for the benefit of the Noteholders, on the first Business Day that is at least 11 days after the entry of an order approving this Agreement, all cash and cash equivalents held by the Debtors in excess of $16,500,000 once all of the Operating Companies, except Fitzgeralds Reno have been sold, and thereafter $15,000,000 once Fitzgeralds Reno is the subject of a Definitive Purchase and Sale Agreement.

(b)        Reasonable amounts of cash reserves shall be held in the Debtors’ estates, the Reorganized Debtors or any liquidating trusts, in order to provide for anticipated distributions and payments to creditors other than Noteholders, as contemplated by this Agreement and any Plan confirmed in the Debtors’ bankruptcy cases. Reasonable amounts shall also be held in such reserves to pay for rent of the office currently subleased in Las Vegas, and for reasonable legal and administrative support of, and travel (including commuting expenses) of personnel working for, the estates, the Reorganized Debtors or any liquidating trusts.

Article V
Senior Management Incentive Program

Section 5.1       Senior Management Role. In order to maintain the stability of the operations and gaming licensing during the process of selling the Operating Companies, the Debtors, Senior Management and the Consenting Noteholders have agreed that each of the Executives are to remain with FGC through the Liquidation Date. The parties understand and acknowledge that the end result of the Restructuring is the sale of the Operating Companies and the cessation of all gaming operations by FGC. In conjunction therewith, and although existing employment agreements with each of the Executives will not be assumed by FGC pursuant to Section 365 of the Bankruptcy Code (as set forth in Section 5.6), each of the Executives shall continue to perform his duties as more particularly described in his existing employment agreement through the Liquidation Date. Each of the Executives shall be compensated in accordance with Section 5.6. Each Executive shall continue to serve in his present role as an officer and/or director of the Debtors for so long as he continues to be employed by the Debtors, provided such service does not violate applicable law. In addition, each of the Executives will support the sales process. As additional consideration therefore, the Senior Management Incentive Program shall be adopted by the Debtors as described herein, and shall be supported by the Consenting Noteholders as it is part of the Restructuring.

Section 5.2       Cash Distribution Incentive.

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(a)        Subject to Bankruptcy Court approval to be obtained before twenty-eight (28) days after commencement by the Debtors of their Chapter 11 Cases, Senior Management shall receive from the Debtors or the trustee of the Liquidating Trust, as applicable, simultaneously with the distribution of the Net Distributable Cash (or any portion thereof), to the Indenture Trustee or to the beneficiaries of the Liquidating Trust, a percentage of the Distributable Cash (“Cash Distribution Incentive”), pursuant to the following schedule:

Distributable Cash	Percent to Senior Management

$115,000,000 or less	0%
$115,000,001 to $164,000,000	7.0%
$164,000,001 and above	8.5%

In respect of the Cash Distribution Incentive earned, Senior Management shall receive payments which will consist of cash, and if applicable, an interest in the Nevada Purchase Note(s). The amount of the Cash Distribution Incentive payment to be paid in a form other than cash (i.e. Nevada Purchase Note(s)), if any, will be determined at the Liquidation Date and shall equal the product of: (i) the Cash Distribution Incentive earned as of the Liquidation Date; and (ii) the ratio of (a) the estimated fair market value of the Nevada Purchase Note(s) and (b) the Distributable Cash. There will be no Cash Distribution Incentive payment until the Distributable Cash exceeds $115,000,000.00. Percentages apply only to the incremental Distributable Cash above each break point as referenced above and not to the cumulative balance of Distributable Cash. To the extent there is disagreement between Senior Management, the Debtors and the Informal Committee (or the Official Noteholder Committee, as the case may be) with respect to the value of any component of Distributable Cash, the amount of Distributable Cash shall be determined by the Bankruptcy Court.

(b)        For purposes of calculating the Cash Distribution Incentive payment and subject to the exceptions and formulations referenced below, Distributable Cash available for distribution subsequent to June 30, 2001 (the “Distribution Date”) shall be present valued to the Distribution Date using an annualized discount rate of 12.25% (the “Discount Rate”). With respect to any portion of Distributable Cash which represents cash or non-cash consideration from the sale of any assets (or stock) of the Operating Companies, such sale proceeds shall be subject to one of the following formulations (for purposes of calculating the Cash Distribution Incentive payment):

1.     If Bankruptcy Court approval to sell assets (or stock) of any Operating Company occurs on or before the Distribution Date, then that portion of Distributable Cash which represents cash and/or non-cash proceeds from the sale of assets (or stock) of any such Operating Company pursuant to such Bankruptcy Court order shall not be subject to a present value calculation for any time period (including the time period during which the regulatory approval process(es) is occurring.

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2.     If Bankruptcy Court approval to sell assets (or stock) of any Operating Company occurs after the Distribution Date but before September 30, 2001, then that portion of Distributable Cash which represents cash and/or non-cash consideration from the sale of assets (or stock) of any such Operating Company pursuant to such Bankruptcy Court order shall be subject to a present value calculation (utilizing the Discount Rate) for the period from the Distribution Date to the date on which the Bankruptcy Court issues an oral order approving such sale (the “Court Approval Date”). Such sale proceeds shall not be subject to a present value calculation with respect to the period from the Court Approval Date through the date upon which any such sale closes and the applicable portion of the sales proceeds therefrom are distributed to the Indenture Trustee or to the beneficiaries of the Liquidating Trust.

3.     If the Court Approval Date occurs subsequent to September 30, 2001 with respect to the sale of assets (or stock) of any Operating Company, then that portion of Distributable Cash which represents cash and/or non-cash consideration from the sale of assets (or stock) of any such Operating Company pursuant to such Bankruptcy Court order shall be subject to a present value calculation (utilizing the Discount Rate) for the period from the Distribution Date through the date on which any such sale closes and the applicable portion of the sales proceeds therefrom are distributed to the Indenture Trustee or to the beneficiaries of the Liquidating Trust.

       provided, however, with respect to the three (3) formulations set forth above, assets of any Operating Company shall include any such Operating Company’s (ies’) Operating Cash and shall not include any other cash or cash equivalents. For purposes of calculating the Cash Distribution Incentive payment, the following components of Distributable Cash shall automatically be deemed to have been distributed on or before the Distribution Date: (i) Excess Cash Distributions paid on or before August 15, 2001; and (ii) items (f), (g) and (h) contained in the definition of Distributable Cash.

Section 5.3     Senior Management’s Ownership of Nevada Purchase Notes. In the event the Nevada Properties are sold pursuant to a Leveraged Offer(s), then Senior Management shall own and receive payments under any Nevada Purchase Note(s) in proportion to any Cash Distribution Incentive payment arising from the sale underlying such Nevada Purchase Note(s) in whole or in part, including its portion of the interest accruals thereunder. In connection with the Plan(s), the Debtors and the Consenting Noteholders agree that the Nevada Purchase Notes may be delivered to an agent for the Consenting Noteholders or directly to the Consenting Noteholders.

Section 5.4     Retention and Severance. Subject to Bankruptcy Court approval by final order to be obtained before twenty-eight (28) days after commencement by the Debtors of their Chapter 11 Cases, Senior Management will be entitled to receive from an escrow that has been established retention and severance payments from the Debtors in the aggregate amount of $2,400,000.00 (“Retention Payment”) and shall not be entitled to any severance under their employment agreements. The Retention Payment will be apportioned as follows: Philip D. Griffith, $1,200,000.00, Michael E. McPherson, $400,000.00, Max L. Page, $400,000.00, and Paul H. Manske, $400,000.00. The Retention Payment shall be held in escrow, funded

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simultaneously with the payment of $13,000,000.00 as provided in Section 4.1 of this Agreement, pursuant to the escrow agreement attached hereto as Exhibit “2”. The Retention Payment shall be paid to an Executive on the earlier of (i) the effective date of a Plan that effectuates the sale of the assets (or stock) of the last Operating Company (to the extent not previously disposed of pursuant to Bankruptcy Code Section 363 (and transfers all Residual Assets and Tail Liabilities to a Liquidating Trust or (ii) the Liquidation Date or (iii) the date on which such Executive is terminated without cause by the Debtors (with the consent of the Informal Committee (or the Official Noteholder Committee, as the case may be)); provided, however, that an Executive shall not be entitled to his applicable portion of the Retention Payment if such Executive is not, or has not been continuously since the date of the Restructuring Agreement, employed by the Debtors, unless due to death or disability. To the extent Debtors determine in their reasonable judgment to adopt, after July 1, 2000, a retention and severance program for employees who are not Senior Management, proceeds distributed to Debtors’ employees pursuant to such retention plan (if any) will be netted against the Retention Payment and prorated on a dollar for dollar basis with respect to the share of the Retention Payment to be received by each member of Senior Management.

Section 5.5      Certain Agreements with Senior Management Regarding Compensation Clawback and Non-Compete Agreements. Each of the Debtors, the Executives and the Consenting Noteholders have agreed to certain other terms and conditions respecting clawbacks of compensation and non-compete agreements that are set forth in this Section 5.5.

(a)       Clawback. The portion of the Retention Payment payable to an Executive and the Cash Distribution Incentive Payment payable to Senior Management under Section 5.4 of this Agreement shall be reduced by the lesser of (i) any amount paid or payable to that Executive without the Informal Committee’s consent (or the consent of the Official Noteholder Committee, as the case may be) by a purchaser or its affiliates of the assets (or stock) of an Operating Company and agreed to within one year after the closing or (ii) the percentage of the Retention Payment apportioned to that Executive under Section 5.4 of this Agreement and a portion of the Cash Distribution Incentive Payment equal to the percentage of the Retention Payment apportioned to that Executive under Section 5.4 of this Agreement.

(b)       Agreement to Enter Into Non-Compete Agreements. Each Executive on behalf of himself agrees to execute any number of agreements (“non-compete agreements”) restricting his commercial activities in the gaming industry (“competitive activities”) required by any buyer of the assets (or stock) of an Operating Company, whether pursuant to a sale at auction conducted in accordance with the Protocol Motion or otherwise, subject to the following restrictions:

1.     General Terms. Any non-compete agreement required to be executed pursuant to this Agreement shall contain customary terms and conditions and may include customary non-solicitation and non-hire provisions, provided they are consistent with this Agreement.

2.     Geographic Limitations. Any non-compete agreement required to be executed pursuant to this Section 5.5(b)(2) shall limit each Executive’s competitive activities only in the following geographic areas:

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(a)  Downtown Las Vegas, which means the area commonly known as Downtown Las Vegas, which consists of the area of the City of Las Vegas, Nevada bounded by Stewart Avenue on the north, Bridger Avenue on the south, Sixth Street on the east and Main Street on the west;

(b)  A 75 mile radius of the hotel-casino in Reno, Nevada, owned by FRI, excluding the geographic area within one-half mile of the shoreline of Lake Tahoe;

(c)  A 75 mile radius of the casino in Black Hawk, Colorado owned by 101 Main; and

(d)  A 75 mile radius of the hotel-casino in Tunica, Mississippi owned by FMI;

3.     Duration of Agreement. Any non-compete agreement that an Executive is required to execute pursuant to this Agreement shall limit an Executive’s competitive activities for a period of time not to exceed eighteen (18) months in each geographic area described in Section 5.5(b)(2) of this Agreement; provided, however, such eighteen (18) month term shall commence in each such geographic area upon the earlier to occur of (i) a sale of the assets or stock of each Operating Company in that geographic area, respectively or (ii) the Liquidation Date and in any event on the condition that the Executive Payment is timely made. Each Executive agrees that the provisions set forth in Section 4.08 of the Majestic Star Purchase Agreement dated November 22, 2000 are consistent with this Section 5.5.

4.     Non-solicitation and Non-hire. Any non-solicitation and non-hire provisions included in a non-compete agreement may have any geographic scope but shall be limited to twelve (12) months in duration from the commencement of the applicable non-compete agreement.

5.     Consideration for Agreement. The Executives shall be paid by the Debtors the aggregate sum of $2,000,000 (the “Executive Payment”) for the noncompete agreement(s) payable as follows: $500,000.00 upon the closing of the sale of the assets (or stock) of Fitzgeralds Reno with the balance of $1,500,000.00 or the entire $2,000,000.00 (in the event that a sale of Fitzgeralds Reno had not yet concluded and the $500,000.00 paid) payable on the earlier of (i) the date that the Indenture Trustee receives Distributable Cash in excess of $115,000,000.00 or (ii) the Liquidation Date. The Executive Payment shall be apportioned as determined between the Executives as they deem appropriate in their sole and absolute discretion. The Executives represent and warrant that they have agreed amongst themselves upon an allocation of the Executive Payment.

Section 5.6      Senior Management Employment Agreements and Compensation. The Debtors will not assume the existing employment agreements with Senior

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Management pursuant to Section 365 of the Bankruptcy Code. However, upon commencement of the Chapter 11 Cases and continuing thereafter, Senior Management will continue to receive all compensation and benefits at the levels and under the terms provided in their respective employment agreements (as extended from time to time up to the consummation of the sale of Fitzgeralds Reno); provided, however, that after December 31, 2001, Philip D. Griffith shall continue to receive such benefits but compensation payable to Philip D. Griffith shall be reduced (relative to the actual base salary received pursuant to his employment contract for such period) by 4.98% for the period commencing the day following (insert date of execution of this Amendment) through the 90th day thereafter, shall be reduced (relative to the actual base salary received pursuant to his employment contract for such period) by 6.64% for the period commencing on the 91st day following (insert date of execution of this Amendment) the 181st day thereafter, shall be reduced (relative to the actual base salary received pursuant to his employment contract for such period) by 8.30% for the period commencing on the 181st day following (insert date of execution of this Amendment) through the termination of Mr. Griffith; provided, however, after the Liquidation Date, none of Philip D. Griffith, Paul H. Manske, Michael E. McPherson or Max L. Page shall receive any compensation or benefits under such employment agreements other than as provided by law, such as COBRA benefits, nor shall any of Philip D. Griffith, Paul H. Manske, Michael E. McPherson or Max L. Page be required to perform any services under such existing employment agreements. Senior Management bonuses for the calendar operating years 2000 and 2001 shall be determined using the existing formula used by the FGC compensation committee (“Bonus Formula”). No bonuses shall be paid to Senior Management for the fiscal year 2002. The Bonus Formula, in both amounts of bonus and EBITDA targets, will be annualized and adjusted pro ratably to reflect sales of assets (or stock) of Operating Companies at the date they close escrow. Provided Mr. McPherson is employed by Debtors up to the Liquidation Date, Mr. McPherson shall remain in the full-time employment of the Debtors, the Reorganized Debtors or any Liquidating Trust with respect to the Debtors for a period of six (6) months following the Liquidation Date (the “Wind-up Period”) provided the terms of his employment, including salary, benefits, office, support staff and payment of commuting and other reimbursable expenses, but not including bonuses or payments under the Restructuring Agreement, remain the same during the Wind-up Period as they were in 2002. The employment of Mr. McPherson by Debtors, the Reorganized Debtors or any Liquidating Trust shall not delay payment of Mr. McPherson’s portion of the Retention Payment. Mr. McPherson and the Informal Committee hereby agree to engage in good faith negotiations for an extension of the Wind-up period during which extension Mr. McPherson will continue to provide services to Debtors, the Reorganized Debtors or any Liquidating Trust. Such negotiations, however, must take into account (i) any reduced needs for Mr. McPherson’s services and (ii) Mr. McPherson’s requirement that he can accept full-time employment with a compensation package commensurate with his skills, age and employment history. Any agreement to extend the Wind-up Period must be in writing and signed by Mr. McPherson and the Informal Committee at least thirty (30) days prior to the end of the initial six (6) month Wind-up Period. Any amount paid or payable to Mr. McPherson by any person after the initial six (6) months of the Wind-up Period shall not be subject to the clawback provisions of Section 5.5(a) in this Agreement.

Section 5.7     Bankruptcy Court Approval. The Consenting Noteholders shall direct the Informal Committee (or the Official Noteholder Committee, if applicable) and the Indenture Trustee to instruct their professionals to voice support before the Bankruptcy Court of a motion

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filed by the Debtors with the Bankruptcy Court to approve the Senior Management Incentive Program and the compensation and benefits provided in Section 5.6 (“Compensation Motion”), substantially in the form attached hereto as Exhibit “3,” which Compensation Motion will be filed on the Petition Date and will come on for hearing upon such limited notice and shortened time as the Bankruptcy Court may allow. The Consenting Noteholders acknowledge and understand that the approval of the Compensation Motion in its entirety within 28 days of the Petition Date is a condition to the continued participation of Senior Management in the Chapter 11 Cases and employment with the Debtors and is a Condition Subsequent to this Agreement.

Section 5.8     Agreement to Waive Claims by Senior Management.

(a)       In partial consideration of the availability of the Retention Payment benefit, the receipt of post-petition compensation during the Executives respective employment (as provided for in this Agreement and by Bankruptcy Court order) and the right to earn the timely payment of the Cash Distribution Incentive (as provided for in this Agreement and by Bankruptcy Court Order), each Executive agrees to waive all claims (not arising under or contemplated by this Agreement) in the Chapter 11 Cases against the Debtors, as well as Fitzgeralds Management Corporation. (“FM”), Fitzgeralds Arizona Management, Inc. (“FAMI”) and Nevada Club, Inc. (and together with FM and FAMI, the “Non-Debtor Affiliates”) upon entry of a Confirmation Order for the Plan of FGC, except in respect to any capital stock interests.

(b)        Upon execution hereof each Executive shall, until the Liquidation Date with respect to an Operating Company, refrain from (i) taking any action to enforce, reduce to judgment or collect on, any claim that they have against the Debtors or their Non-Debtor Affiliates not arising under or contemplated by this Agreement and (ii) filing, in their capacities as creditors, claimants or the counterparty to any executory contract (other than this Agreement and any other agreements contemplated by this Agreement), any motion in the Chapter 11 Cases; provided, however, that (i) the Executives shall be permitted (i) to file proofs of claim in the Chapter 11 Cases in order to preserve their rights; (ii) to defend their claims against any objections filed; and (iii) take any other actions the Executives deem necessary or appropriate to preserve their rights.

(c)        Upon execution hereof each Executive shall, until the Liquidation Date with respect to an Operating Company, take all commercially reasonable efforts to cause his Affiliates (excluding the Debtors and their Non-Debtor Affiliates) to refrain from (i) taking any action to enforce, reduce to judgment or collect on, any claim that such an Affiliate has against the Debtors or their Non-Debtor Affiliates not arising under or contemplated by this Agreement; and (ii) filing, in such Affiliate’s capacities as a creditor, claimants or the counterparty to any executory contract (other than this Agreement and any other agreements contemplated by this Agreement), any motion in the Chapter 11 Cases; provided, however, that such Affiliates shall be permitted (i) to file proofs of claim in the Chapter 11 Cases in order to preserve their rights; (ii) to defend their claims against any objections filed; and (iii) take any other actions such Affiliate deems necessary or appropriate to preserve their rights.

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Section 5.9     Replacement of Executives. In the event that one or more of the Executives leaves the employ of the Debtors prior to the Liquidation Date without the consent of the Informal Committee, then the Debtors shall hire a replacement, reasonably qualified to perform the responsibilities of such position, to fill the position held by the departing Executive unless the Consenting Noteholders who are beneficial owners (or record owners) of a majority of principal amount of the Notes agree otherwise. The ordinary course compensation for such replacement Executive shall not exceed the compensation of the departing Executive provided pursuant to Section 5.6 of this Agreement unless the Consenting Noteholders who are beneficial owners (or record owners) of a majority of principal amount of the Notes agree otherwise. The Debtors may use the portion of the Retention Payment forfeited by a departing Executive as a hiring incentive for a replacement Executive to be paid on the same terms as would have been paid to the departing Executive. Any departing Executive shall be entitled to retain his allocable portion of (i) the Cash Distribution Incentive earned through the date of his termination by all of the Debtors, calculated as though no termination of such departing Executive occurred and (ii) the Executive Payment.

Section 5.10  Waiver of all FSI Warrants. In partial consideration of the Pre-Petition Excess Cash Payment and other consideration, the sufficiency of which is acknowledged, any Consenting Noteholder that directly or indirectly holds or controls any FSI Warrants agrees to waive all claims (not arising under or contemplated by this Agreement) in the Chapter 11 Cases upon entry of a Confirmation Order for the Plan of FGC.

Article VI

Liquidating Trust

On the Effective Date of the Plan for FGC, all Residual Assets of the Debtors will be transferred to a liquidating trust created pursuant to the Plan for the Debtors (“Liquidating Trust”). The beneficiaries of the Liquidating Trust shall be the Noteholders, if the Plan so provides, creditors of the Debtors, and, with respect to Net Residual Assets, also Senior Management. The purpose of the Liquidating Trust shall be to serve as a vehicle for the liquidating Residual Assets, Tail Liabilities and making periodic distributions amongst the beneficiaries. The name of the Liquidating Trust shall be the “Fitzgeralds Gaming Corporation Liquidating Trust,” and shall be administered and managed by an administrator with oversight by a board of managers. The board of managers shall consist of one or more individuals, unless otherwise agreed by the parties, designated by the Informal Committee (or the Official Noteholder Committee, as the case may be) at the confirmation hearing of the Plan. The form of the Liquidating Trust Agreement shall be substantially in the form attached hereto as Exhibit “4.” The administrator of the Liquidating Trust shall issue periodic financial reports. Each Executive shall have the right to review, at his own cost and expense, the financial reports prepared by the administrator for the beneficiaries of the Trust and to inspect, at his own cost and expense, the books and records of the administrator and the board of managers in respect of the Liquidating Trust, its assets, liabilities and activities.

Article VII

Lockup and Conditions on Transfer of Notes

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Section 7.1     Reserved.

Section 7.2     Restrictions On Transfer of Notes, Claims and Interests.

(a)         (i) The Consenting Noteholders irrevocably and unconditionally agree, on behalf of themselves and their respective agents, successors, and permitted assigns and transferees (if any) (collectively, the “Successors”), (x) that neither the Notes nor any beneficial interest in or rights under the Notes shall, directly or indirectly, be transferred, sold, assigned, encumbered, disposed of, or otherwise alienated in any manner (each, a “Transfer”) except as expressly authorized under this Section; (y) not to contest or challenge, or encourage or help any other person or entity to contest or challenge, directly or indirectly, any provisions of this Agreement; and (z) not to enter into any commitments or otherwise obligate themselves to take any actions prohibited by the preceding clauses (x) or (y);

             (ii) The Executives irrevocably and unconditionally agree, on behalf of themselves and their respective agents, successors, and permitted assigns and transferees (if any), (x) that neither any interest in or claim against any of the Debtors or the Non- Debtor Affiliates (“Executive Claims/Interests”), nor any beneficial interest in or rights under such interest or claims, shall be transferred except as expressly authorized under this Section; (y) not to contest or challenge, or encourage or help any other person or entity to contest or challenge, directly or indirectly, any provisions of this Agreement; and (z) not to enter into any commitments or otherwise obligate themselves to take any actions prohibited by the preceding clauses (x) and (y).

(b)        No Transfer of any Notes or any Executive Claim/Interest may be effected unless the party or parties to whom the Transfer is to be made and the party or parties who would thereby become the beneficial owner of the Notes or any Executive Claim/Interest (collectively, the “Transferee”) execute and deliver to the person or persons (including the Consenting Noteholders) from whom the Transfer is the be made (“Transferor”) and the Debtors the acknowledgment and agreement set forth in Exhibit “5” hereto (the “Transferee Agreement”) and deliver to the Debtors and Transferor a written opinion (“Legal Opinion”) of the Transferee’s counsel, substantially in the form annexed hereto as Exhibit “6”. The Transferee Agreement and the Legal Opinion described in the preceding sentence must be received by the Debtors and Transferor at least three (3) Business Days prior to the Transfer in order for the Transfer to be effective.

(c)       Any Transfer or purported Transfer which is not effected in full compliance with this Section shall (i) be void; (ii) not transfer to or vest in the Transferee any ownership interest in, or rights with respect to, the Notes or any Executive Claim/Interest in question; and (iii) constitute a material breach of this Agreement by Transferor and subject Transferor to liability pursuant to Section 7.4 below in the event of a breach by Transferor or the provisions of this Agreement, and specifically this Article VII.

(d)       Each Consenting Noteholder and Executive, on behalf of itself and its Successors, waives any and all rights to be a direct or indirect beneficiary of an indemnity

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or “hold harmless” agreement from Transferee or any other person or entity for liability for the transfer to such Transferee constituting a violation of this Section 7.2.

(e)        Any Transferor that holds Notes or any Executive Claim/Interest as nominee for, or in any manner on behalf of, a beneficial owner or participant (such Noteholder or Executive is referred to herein as a “Beneficial Owner”) shall immediately notify such Beneficial Owner of the contents of this Agreement. Such Transferor shall remain subject to liability pursuant to Section 7.4 and such Beneficial Owner shall not recognize, record or effect any change in the beneficial ownership or identity of the participant unless the Beneficial Owner has delivered or caused to be delivered to the Debtors, not less than three (3) Business Days prior to the proposed change, the Transferee Agreement executed by the proposed new Beneficial Owner or participant and a Legal Opinion as described in paragraph (b) of this Section.

(f)       Each Transferor consents, on behalf of itself and its Successors, to service of process by first class mail in any action brought by the Debtors to enforce any provision of this Agreement.

Section 7.3      Material Reliance. Each Consenting Noteholder and Executive acknowledges that the Debtors, Senior Management and the other Consenting Noteholders (i) have materially relied on the terms of this Agreement and the Consenting Noteholders’ covenants and other obligations hereunder, (ii) have foregone other strategic reorganization opportunities and expended substantial sums of money on professional fees and costs in reliance on this Article VII and the terms of this Agreement, (iii) would not have entered into this Agreement if this Section were not binding and enforceable against the Consenting Noteholders, Executives and their Successors, and (iv) would suffer irreparable injury if any provisions of this Agreement were not complied with by any Consenting Noteholders, Executives or their Successors.

Section 7.4      Remedies. In the event of any Transfer or purported Transfer in violation of Section 7.2, the subject Transferor and Transferee (collectively, the “Subject Parties”), on behalf of themselves and their respective Successors, consent to the immediate issuance of a temporary restraining order and a temporary or permanent injunction (or both) prohibiting or invalidating such violative conduct or Transfer. The Subject Parties further agree, on behalf of themselves and their respective Successors, that the prevailing party in any action brought as a result of a violation of Section 7.2 or to contest the validity of a Transfer subject to Section 7.2 shall be awarded attorneys’ fees, costs and such other damages as may be permitted by law by the Bankruptcy Court.

Article VIII

Representations and Warranties

Section 8.1      Senior Management. Each of the Executives represents and warrants, to the Consenting Noteholders, that

(a)        that this Agreement is the legal, valid and binding obligation of such Executive, enforceable in accordance with its terms (as limited by bankruptcy, insolvency,

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reorganization, moratorium and other similar law relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability), both in his individual capacity and in any capacity as trustee or agent with power to vote or control such claims, interests and contracts;

(b)      such Executive is the record or beneficial owner, or controls with the power to vote, the shares of Existing Common Stock and Existing Preferred Stock listed with his signature hereto;

(c)      as of the date of this Agreement, the only claims against, interests in, and contracts with the Debtors that he has, or that other entities have for which the Executive has the power to control the vote of or actions with respect to, are listed on Schedule 8.1 attached hereto; and

(d)      the Executive listed with respect to each claim, interest or contract is either the owner of such claim, interest or contract, or controls with the power to vote and to direct all other actions with respect to, such claim, interest or contract.

Section 8.2      Debtors and Senior Management.   Each of the Debtors and each Executive (where applicable), hereby represents and warrants to the Consenting Noteholders that the following statements are true, correct and complete as of the date hereof:

(a)      Corporate Power and Authority. Each Debtor has all requisite corporate power and authority to enter into this Agreement and, subject to such Bankruptcy Court approval as may be required except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability, to carry out the transactions provided herein, and to perform its respective obligations under this Agreement;

(b)      Authorization. The execution and delivery of this Agreement and, subject to such Bankruptcy Court approval as may be required, the performance of its obligations hereunder, have been duly authorized by all necessary corporate action for each Debtor;

(c)      No Conflicts. The execution, delivery and performance of this Agreement is not, and shall not, be subject to receipt of required government approvals, consents and authorizations, (excluding any such approvals, consents or authorizations as may be required by gaming authorities or under gaming laws) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its certificate of incorporation or bylaws;

(d)      Binding Obligation. This Agreement has been duly executed and delivered and is the legal, valid and binding obligation of each Debtor enforceable against each in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability and subject to such Bankruptcy Court approval as may be required;

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(e)      No Litigation. There is no pending or threatened action, suit, or proceeding known to the Debtors before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction that is reasonably likely to result in an unfavorable injunction, judgment, order, decree, ruling, or charge that would (A) prevent Restructuring or (B) permit any or all of the cash payments made to the Indenture Trustee (and then to the Noteholders) pursuant to the Restructuring to be rescinded;

(f)      Disclosure. The representations and warranties made by the Debtors or the Executives (where applicable) contained in this Agreement by or with respect to it do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not misleading;

(g)      Financial Statements. (A) The audited balance sheets and statements of operations, changes in stockholders’ equity, and cash flow (collectively, the “Financial Statements”) as of and for the fiscal years ended December 31, 1999 and December 31, 1998 contained in Forms 10-K filed by FGC with the Securities and Exchange Commission (the “SEC Reports”) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as noted therein), are correct and complete in all material respects and present fairly the consolidated financial conditions of the Debtors as of such dates and the consolidated results of operations of FGC for such periods and are consistent in all material respects with the books and records of the Debtors, and (B) the unaudited balance sheets, statements of operations and cash flow as of and for the fiscal quarters ended April 2, 2000, July 2, 2000 and October 1, 2000 for FGC on a consolidated basis, as filed with the SEC have been prepared in accordance with GAAP applied on a consistent basis throughout the period covered thereby (except as noted therein), are correct and complete in all material respects and present fairly the consolidated financial condition of FGC for such period, and are consistent in all material respects with the books and records of the Debtors; and

(h)      Subsidiaries. The subsidiaries of the Debtors (including all entities in which any of the Debtors has a controlling interest) are listed on Exhibit “7”, and no subsidiary of the Debtors that is not party to this Agreement has any assets or liabilities except as listed on such Exhibit.

Section 8.3      Consenting Noteholders.   Each of the Consenting Noteholders hereby represents and warrants to the Debtors and each of the Executive that the following statements are true, correct and complete as of the date hereof:

(a)      Corporate Power and Authority. Each Consenting Noteholder has all requisite corporate power and authority to enter into this Agreement and, subject to such Bankruptcy Court approval as may be required, to carry out the transactions provided herein, and to perform its respective obligations under this Agreement;

(b)      Authorization. The execution and delivery of this Agreement and, subject to such Bankruptcy Court approval as may be required, the performance of its obligations hereunder, have been duly authorized by all necessary corporate action for each Consenting Noteholder;

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(c)      No Conflicts. The execution, delivery and performance of this Agreement does not, and shall not, be subject to receipt of required government approvals, consents and authorizations, (excluding any such approvals, consents or authorizations as may be required by gaming authorities or under gaming laws) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its certificate of incorporation or bylaws;

(d)      Binding Obligation. This Agreement has been duly executed and delivered and is the legal, valid and binding obligation of each Consenting Noteholder enforceable against each in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability and subject to such Bankruptcy Court approval as may be required;

(e)      Disclosure. The representations and warranties made by the Consenting Noteholders contained in this Agreement by or with respect to it do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not misleading; and

(f)      Consultation with Indenture Trustee. The Consenting Noteholders have caused the Informal Committee to inform the Indenture Trustee respecting the terms and conditions of this Agreement, and to the best of each Consenting Noteholder’s knowledge and belief, it believes, based on conversations between counsel to the Indenture Trustee and counsel to the Informal Committee, that the Indenture Trustee will follow the Consenting Noteholder’s instructions to the Indenture Trustee (without requiring any indemnity) made pursuant to this Agreement.

(g)      Ownership of Notes. The Consenting Noteholders own the face amount of Notes stated next to their respective names on the signature pages to this Agreement.

Article IX
Bankruptcy Process

Section 9.1       Bankruptcy Filing.   Upon execution of this Agreement, the Debtors shall promptly conclude preparation of Chapter 11 petitions, statements of financial affairs, schedules of assets and liabilities, and any and all other documents necessary to commence the Chapter 11 Cases (collectively, the “Petition Pleadings”) no later than January 19, 2001. In addition, upon execution of this Agreement, the Debtors shall promptly commence preparation of all required operating documents and first day motions to continue normal business operations during the Chapter 11 Cases which shall be filed as of the commencement of the Chapter 11 Cases (“the Operating Pleadings”). No later than five (5) Business Days prior to the Petition Date, FGC shall provide to the Informal Committee copies of the Operating Pleadings for the Informal Committee’s review and comments, and the Informal Committee shall provide its comments to FGC no sooner than two (2) Business Days before the proposed Petition Date; provided, however, not later than five (5) Business Days prior to the Petition Date, the Debtors’ Professionals and the

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Informal Committee’s Professionals shall agree upon the form of (i) the Protocol Motion, (ii) the motion for order approving the proposed payment of a break-up fee and expense reimbursement to Majestic Investor, LLC, prospective purchaser of Fitzgeralds Las Vegas, Fitzgeralds Tunica, Fitzgeralds Black Hawk and Fitzgeralds Fremont Experience Corporation, (iii) sale order sought by the 363 Motion to be filed in connection with the purchase agreement executed (or to be executed) by Majestic Investor, LLC, and (iv) the Interim Order and the Final Order (each as defined in the Cash Collateral Stipulation). In addition, attached hereto as Exhibit “8” is the Agreement Regarding Use of Cash Collateral (the “Cash Collateral Stipulation”). On the Petition Date, the Debtors shall file a motion for entry of an Interim and Final Order approving the Cash Collateral Stipulation. The Consenting Noteholders and pursuant to their direction, the Informal Committee and the Indenture Trustee and each of their professionals and the Debtors and the Debtors’ Professionals shall make commercially reasonable efforts to support the approval of the Cash Collateral Stipulation and the Operating Pleadings by the Bankruptcy Court and the Consenting Noteholders shall direct the Indenture Trustee to support and execute the Cash Collateral Stipulation which shall not require providing an indemnity. The Informal Committee’s Professionals and the Debtors’ Professionals may jointly seek amendments of the order granting the Protocol Motion and the sale order sought by the 363 Motion(s) from time to time as they deem appropriate to further the general purposes of the Agreement. Any such amendments shall be deemed to amend the terms of those Motions for purposes of this Agreement.

Section 9.2      Support of Agreement and Restructuring.

(a)      In addition to the express covenants in this Agreement, each of the Debtors shall (i) make all commercially reasonable efforts in to effectuate the Restructuring, achieve the sale of assets (or stock) of the Operating Companies as provided in this Agreement and to obtain confirmation of the Plan as provided in this Agreement and (ii) refrain from opposing, or proposing, soliciting, supporting or encouraging any person to take any action to impede, hinder or delay, the Restructuring, the sale of assets (or stock) of the Operating Companies as provided by this Agreement and confirmation of the Plan contemplated hereby.

(b)      In addition to the express covenants in this Agreement, each of the Executives in their capacities as officers, directors, shareholders, employee and creditors shall (i) make all commercially reasonable efforts in good faith to effectuate the Restructuring, achieve the sale of assets (or stock) of the Operating Companies as provided in this Agreement and to obtain confirmation of the Plan as provided in this Agreement and (ii) refrain from opposing, or proposing soliciting, supporting or encouraging any person to take any action to oppose, impede, hinder or delay, the Restructuring, the sale of assets (or stock) of the Operating Companies as provided by this Agreement and confirmation of the Plan contemplated hereby. Each Executive shall also vote all of the claims against and interests in the Debtors that he owns, or of which he has the power to control the vote in favor of the Plan contemplated hereby, except to the extent such claims or interests are deemed by operation of the Bankruptcy Code to have accepted or rejected the Plan.

(c)      In addition to the express covenants in this Agreement, each Consenting Noteholder shall refrain from opposing, or proposing, soliciting, supporting or

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encouraging any person to take any action inconsistent with this Agreement or to oppose, impede, hinder or delay, the Restructuring, the sale of assets (or stock) of the Operating Companies as provided by this Agreement and confirmation of the Plan contemplated hereby. Each of the Consenting Noteholders shall make all commercially reasonable efforts in good faith to:

(1)     vote all of its claims against and interests in the Debtors in favor of the Plan contemplated hereby, except to the extent such claims or interests are deemed by operation of the Bankruptcy Code to have accepted or rejected the Plan;

(2)     if requested by Debtors, direct the Indenture Trustee (but shall not be required to indemnify the Indenture Trustee), to support the Restructuring, all motions and applications made by the Debtors and Senior Management not inconsistent with this Agreement, the sales contemplated hereby and the Plan, and to consent to the sale of the assets contemplated hereby;

(3)     direct (i) counsel to the Informal Committee (or Official Noteholder Committee, as the case may be) to appear in the Bankruptcy Court and, to the extent requested by the Debtors, relevant gaming regulatory proceedings and to support entry of the orders contemplated hereby, confirmation of the Plan and the granting of any gaming approvals necessary to consummate the transactions contemplated by this Agreement;

(4)     direct the Informal Committee to recommend that other Noteholders accept the Plan contemplated hereby; and

(5)     not propose, vote for, consent to or support or participate, directly or indirectly, in the formulation of any application, motion or plan of reorganization or liquidation (proposed or filed or to be proposed or filed) in any bankruptcy proceeding commenced with respect to the Debtors that provides for the treatment of Senior Management or the Consenting Noteholders on any other terms that are materially inconsistent with this Agreement, other than a plan agreed to by the Consenting Noteholders and the Debtors;

provided, however, that no Consenting Noteholder shall be barred from objecting to compliance with Section 1126 of the Bankruptcy Code if a disclosure statement proposed by the Debtors or received by such Consenting Noteholder contains a material misstatement or omission or taking any action with respect to any matter inconsistent with the terms of this Agreement, or assisting the Informal Committee (or Official Noteholder Committee) in making such objections and taking such actions;

(d)      If an involuntary case under Chapter 7 or Chapter 11 of the Bankruptcy Code is commenced against the Debtors (or any of them), and Debtors determine to contest the entry of an order for relief, the Consenting Noteholders agree they shall not take, direct, instruct, encourage or help any other person or entity to act inconsistently or not in accordance with the terms of this Agreement; provided, however, that if the Debtors determine not to contest the entry of an order for relief, the Debtors shall make any and all commercially reasonable efforts to cause the case to be converted to a voluntary Chapter 11 proceeding (in the event of an involuntary Chapter 7 case).

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(e)       Senior Management shall make any and all commercially reasonable efforts while they are employed by the Debtors to remain licensed under applicable gaming laws and regulations, to operate and manage the business of the Debtors and to actively engage in the process of selling the Operating Companies. Any and all costs incurred in this respect shall be borne by the Debtors.

Section 9.3     No Improper Solicitation. Notwithstanding Section 9.2, this Agreement is the product of negotiations among the Debtors, Senior Management and the Consenting Noteholders. This Agreement is not and shall not be deemed to be a solicitation for consents to a plan. No Consenting Noteholder’s acceptance of a plan shall be solicited until such party has received a disclosure statement approved by the Bankruptcy Court and otherwise in compliance with Section 1126 of the Bankruptcy Code.

Section 9.4     Official Noteholder Committee. The Debtors shall, if requested by Consenting Noteholders who are beneficial owners (or record owners) of a majority of principal amount of the Notes, support the appointment of the Official Noteholder Committee provided that the members of the Official Noteholder Committee include Consenting Noteholders of no less than a majority of the principal amount of Notes. The Debtors’ ongoing support of an Official Noteholder Committee will be conditional upon the Official Noteholder Committee consisting of beneficial owners of no less than a majority in face amount of the outstanding Notes. Upon the commencement of the Chapter 11 Cases, the Debtors agree to support the retention of the Informal Committee Professionals by the Official Noteholder Committee, with payment of fees and expenses in accordance with an Interim Fee Procedures Motion and Order, copies of which are attached hereto as Exhibit “9”, as approved by the Bankruptcy Court.

Section 9.5     Debtors’ Professionals. Upon the commencement of the Chapter 11 Cases, Consenting Noteholders agree to direct the Informal Committee and the Indenture Trustee to agree to the retention of the Debtors’ Professionals upon terms and conditions consistent with the Bankruptcy Rules and the U.S. Trustee Guidelines. The Consenting Noteholders further agree that during the Chapter 11 Cases, the Debtors’ Professionals may be paid in the ordinary course in accordance with an Interim Fee Procedures Motion and Order, as approved by the Bankruptcy Court.

Section 9.6     Rights of Parties in the Event the Indenture Trustee Acts in a Manner inconsistent with this Agreement. If the Indenture Trustee acts in a manner materially inconsistent with this Agreement, fails to act in a manner materially consistent with this Agreement, or fails to act in a manner materially consistent with this Agreement absent indemnity, the following provisions shall control any other contrary provisions in this Agreement or in any other Agreement between the parties:

(a)       Activity in Support of this Agreement. Any action taken by the Debtors, the Informal Committee (or the Official Noteholder Committee, as the case may be) to cause the Indenture Trustee to act in a manner materially consistent with this Agreement, shall not be deemed a breach of this Agreement.

(b)       Support of Other Parties’ Efforts Directed at a Recalcitrant Indenture Trustee. The Debtors shall direct the Debtors’ Professionals, and the Consenting Noteholders shall direct the Informal Committee (or the Official Noteholder Committee,

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as the case may be) to support, with briefs and argument before the Bankruptcy Court, the actions taken by the Debtors and the Informal Committee (or the Official Noteholder Committee, as the case may be) to cause the Indenture Trustee to act in a manner materially consistent with this Agreement.

(c)       Limitation on Consenting Noteholders’ Right to Terminate Agreement. If such action or inaction is determined by the Bankruptcy Court to have proximately caused an event that would allow the termination of this Agreement, or the service of notice of a default under Section 11.10 of this Agreement, then, notwithstanding such right to terminate this Agreement or serve such notice, this Agreement may not be terminated based upon such event.

Article X
Conduct of Business

Section 10.1  Conduct of Business. The Debtors agree that, pending the Petition Date and subject thereof until the Effective Date of FGC’s Plan, unless otherwise expressly contemplated or permitted by this Agreement, they shall manage and operate their businesses in the ordinary course using sound business judgment and:

(a)       The Debtors shall not directly or indirectly, do or permit to occur any of the following: (i) issue, sell, pledge, dispose of or encumber any additional shares of, or any options, warrants, conversion privileges or rights of any kind to acquire any shares of, any of their capital stock except as required pursuant to currently outstanding obligations; (ii) amend or propose to amend their articles of incorporation; (iii) split, combine or reclassify any outstanding shares of their capital stock or declare, set aside or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect to shares of capital stock, including the Existing Common Stock or Existing Preferred Stock; (iv) redeem, purchase or acquire or offer to acquire any share of their capital stock; (v) acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or material assets thereof other than as set forth in Section 10.1 (d) and (e); (vi) enter into or propose to enter into, or modify or propose to modify, any agreement, arrangement or understanding with respect to any of the matters set forth in this Section 10.1(a); (vii) commence or engage in any additional gaming ventures.

(b)       The Debtors shall (i) maintain their good standing under the laws of their respective states of incorporation or organization, as the case may be, and (ii) notify the Informal Committee of any governmental or third party complaints, investigations or hearings (or communications indicating that the same are contemplated) other than ordinary course audits.

(c)       Subject to applicable privileges, the Debtors will keep the Informal Committee and Informal Committee Professionals (or Official Noteholder Committee professionals, as the case may be) informed of all the developments regarding the liquidation process, including the identities of prospective purchasers, those being solicited potential purchasers and of all negotiations with such potential purchasers. In addition, the Debtors shall keep the Informal Committee informed of the status of the

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Debtors’ capital expenditure programs, their operating performance, financial status, and all material regulatory matters and litigation matters, and will inform the Informal Committee Professionals of each non-recurring capital expense in excess of $250,000.00.

(d)       Any term in this Agreement to the contrary notwithstanding, subject to Bankruptcy Court approval the Debtors, Senior Management and the Consenting Noteholders agree that the Debtors may contract with a third party, which may be a to-be-formed entity directly or indirectly owned by one or more of the Executives (such an entity, a “Senior Management Affiliate”), to provide risk management services to the Debtors and, if requested, the trustee of the Liquidating Trust. The Debtors, Senior Management and the Consenting Noteholders agree that the Debtors may enter into agreements with a Senior Management Affiliate to sell assets associated with FGC’s risk management department. With respect to the assets associated with FGC’s risk management, the book value of such assets shall not exceed $75,000.00 and such assets shall be sold for not less than book value. The costs and expenses associated with a contract with a Senior Management Affiliate to provide risk management services to the Debtors, on the date of contracting, shall (i) not exceed seven and one-half percent (7.5%) of the existing historical costs and expenses (ii) not exceed the amount of any bid received by the Debtors for the same services; provided, however, that such costs and expenses cap shall not apply to variable labor costs and expenses if the hourly rates for such costs and the expenses do not exceed seven and one-half percent (7.5%) of the fair market rate for such services and expenses. After the first year and for each year thereafter, such costs and expenses associated with a contract with a Senior Management Affiliate may increase an additional three percent (3%) on an annual basis. Prior to the Debtors entering into a contract with a Senior Management Affiliate to provide risk management services to the Debtors, the Debtors shall obtain no less than two (2) competitive bids from non-affiliates. The Informal Committee (or the Official Noteholders Committee, as the case may be) will be advised by the Debtors of developments respecting services provided to the Debtors that fall within the terms of this Subsection 10.1(d). The Informal Committee (or the Official Noteholders Committee, as the case may be) will be provided by the Debtors with copies of all agreements, requests for quotation and bids and quotations respecting services provided to the Debtors that fall within the terms of this Subsection 10.1 (d).

(e)       Any term in this Agreement to the contrary notwithstanding, subject to Bankruptcy Court approval the Debtors, Senior Management and the Consenting Noteholders agree that the Debtors may enter into agreements with a Senior Management Affiliate to lease from FMI dock facilities, and public areas directly associated with such dock facilities, owned or controlled by FMI provided such an agreement contains customary terms and conditions and is on market terms (meaning in all events, not less than book value). The Informal Committee (or the Official Noteholders Committee, as the case may be) will be advised by the Debtors of developments respecting a transaction that falls within the terms of this Subsection 10.1(e). The Informal Committee (or the Official Noteholders Committee, as the case may be) will be provided by the Debtors with copies of all agreements respecting a transaction that falls within the terms of this Subsection 10.1 (e).

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Section 10.2  Capital Expenditures. Excluding the purchase of gaming equipment, the Debtors will not spend more than $4,000,000.00 per year (or $1,000,000 per year after all of the Operating Companies except Fitzgeralds Reno have been sold) in connection with “maintenance” capital expenditures. In addition, the Debtors will not spend more than $4,000,000.00 per year (or $1,000,0000 per year after all of the Operating Companies except Fitzgeralds Reno have been sold) in connection with purchasing, upgrading and/or replacing gaming equipment. To the extent that the aforementioned amounts are not fully expended within any given fiscal year, the Debtors shall be permitted to carryover-unexpended amounts into subsequent fiscal years. With respect to the Fitzgeralds Black Hawk expansion project, the Debtors will not expend more than an additional $750,000.00 plus amounts requested by purchaser of Operating Companies for which improvements the purchaser is paying after the date of execution of this Agreement without approval of the Informal Committee (or the Official Noteholder Committee, as the case may be). The Fitzgeralds Black Hawk expansion expenditures will relate primarily to securing the necessary entitlements, acquiring an adjacent parcel/structure, demolishing (in part) existing structures and developing architectural plans for the new structure.

Article XI
Conditions Subsequent, Defaults and Remedies

Section 11.1  Debtors’ Right to Terminate Agreement Upon Condition Subsequent. This Agreement, at the option of any of the Debtors’, may be terminated, effective at the time written notice of termination is given to the Consenting Noteholders and each of the Executives, if:

(a)        The Protocol Motion is not approved in its entirety without modification by a Final Order of the Bankruptcy Court within 28 days of the Petition Date

(b)       The Compensation Motion is not approved in its entirety without modification by a Final Order of the Bankruptcy Court within 28 days of the Petition Date; or

(c)       The Interim Cash Collateral Order and the Final Cash Collateral Orders are not entered in their entirety without modification by the Bankruptcy Court or the Final Cash Collateral Order does not become a Final Order of the Bankruptcy Court within 28 days of the Petition Date.

Provided, that if the Interim Cash Collateral Order and the Final Cash Collateral Orders, or either of them, are not entered in there entirety solely because the Bankruptcy Court fails to grant a priority to Majestic Investor, LLC, there shall be no right to terminate this Agreement based upon such event. Any notice of termination made pursuant to this Section 11.1 must be given so that it is received by the Consenting Noteholders and each of the Executives not later than 30 days after the Petition Date. The Debtors shall at all times have the right to waive any such condition. The waiver by the Debtors of any condition shall not relieve any other party of any liability or obligation with respect to any covenant or agreement set forth in this Agreement.

Section 11.2  Consenting Noteholders Right to Terminate Agreement Upon Condition Subsequent. This Agreement, at the option of Consenting Noteholders who are

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beneficial owners (or record owners) of a majority of principal amount of the Notes, may be terminated, effective at the time written notice of termination is given to the Debtors and each of the Executives if:

(a)       The Debtors fail to make the Pre-Petition Cash Distribution;

(b)       The Protocol Motion is not approved in its entirety without modification by a Final Order of the Bankruptcy Court within 28 days of the Petition Date;

(c)       The Compensation Motion is not approved in its entirety without modification by a Final Order of the Bankruptcy Court within 28 days of the Petition Date; or

(d)       The Interim Cash Collateral Order and the Final Cash Collateral Orders are not entered in its entirety without modification by the Bankruptcy Court or the Final Cash Collateral Order does not become a Final Order of the Bankruptcy Court within 28 days of the Petition Date.

Provided, that if the Interim Cash Collateral Order and the Final Cash Collateral Orders, or either of them, are not entered in there entirety solely because the Bankruptcy Court fails to grant a priority to Majestic Investor, LLC, there shall be no right to terminate this Agreement based upon such event. Any notice of termination made pursuant to this Section 11.2 must be given so that it is received by the Debtors and each of the Executives not later than 30 days after the Petition Date. The Consenting Noteholders who are beneficial owners (or record owners) of a majority of principal amount of the Notes shall at all times have the right to waive any such condition. The waiver by such Consenting Noteholders of any condition shall not relieve any other party of any liability or obligation with respect to any covenant or agreement set forth in this Agreement.

Section 11.3  Senior Management’s Right to Terminate Agreement Upon Condition Subsequent. This Agreement, at the option of Senior Management, may be terminated, effective at the time written notice of termination is given to the Consenting Noteholders and the Debtors, if:

(a)       The Protocol Motion is not approved in its entirety without modification by a Final Order of the Bankruptcy Court within 28 days of the Petition Date

(b)       The Compensation Motion is not approved in its entirety without modification by a Final Order of the Bankruptcy Court within 28 days of the Petition Date; or

(c)       The Interim Cash Collateral Order and the Final Cash Collateral Orders are not entered in their entirety without modification by the Bankruptcy Court or the Final Cash Collateral Order does not become a Final Order of the Bankruptcy Court within 28 days of the Petition Date.

Provided, that if the Interim Cash Collateral Order and the Final Cash Collateral Orders, or either of them, are not entered in there entirety solely because the Bankruptcy Court fails to grant a

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priority to Majestic Investor, LLC, there shall be no right to terminate this Agreement based upon such event. Any notice of termination made pursuant to this Section 11.3 must be given so that it is received by the Debtors and Consenting Noteholders not later than 30 days after the Petition Date. Senior Management shall at all times have the right to waive any such condition. The waiver by Senior Management of any condition shall not relieve any other party of any liability or obligation with respect to any covenant or agreement set forth herein.

Section 11.4  Consenting Noteholder Default. Any of the following shall be deemed a Consenting Noteholder Default:

(a)       The failure of any Consenting Noteholder to comply in all material respects with its covenants under this Agreement, and ten (10) Business Days shall have passed after written notice of such default is given to the Consenting Noteholders, and such default remains uncured;

(b)       Any Consenting Noteholder shall publicly announce its intention to not support the Restructuring if such statement is not retracted after three (3) Business Days notice to the Consenting Noteholders;

(c)       The Purchase and Sale Agreement with Majestic Investor, LLC is terminated as a result of a breach by any Consenting Noteholder of its Undertaking dated November 22, 2000.

(d)       Any of the Consenting Noteholders shall propose a plan or take other action in the Chapter 11 Cases on terms and conditions that are not materially consistent and in accordance with this Agreement and twenty (20) Business Days shall have passed after written notice of such default is given to the Consenting Noteholders, and such default remains uncured; and

(e)       Any representation or warranty of the Consenting Noteholders contained in this Agreement shall have been materially incorrect and shall have been made fraudulently.

Section 11.5  Remedies in the Event of a Consenting Noteholder Default. Provided that the Debtors and/or Senior Management have not terminated this Agreement pursuant to Sections 11.1, 11.3 or 11.12 of this Agreement, respectively, in addition to any other rights and remedies afforded Debtors and/or Senior Management under this Agreement or applicable law (not inconsistent with this Agreement), upon the occurrence of a Consenting Noteholder Default, Debtors and/or Senior Management may:

(a)       Seek redress from the Bankruptcy Court for specific performance or summary enforcement of this Agreement or other equitable relief with respect to the breaching Consenting Noteholders. Such relief may include obtaining the appointment of an individual under Fed. R. Bankr. P. 7070 to urge and vote such Consenting Noteholder’s claim(s) in favor of the Motions and a Plan which provides the Debtors, Senior Management and Noteholders treatment in accordance with the terms of this Agreement;

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(b)       Seek damages against the breaching Consenting Noteholder for the breach of this Agreement in the Bankruptcy Court to the extent permitted by law; and

(c)       Enforce any other right or remedy afforded under this Agreement or applicable law in the Bankruptcy Court except termination of this Agreement.

Section 11.6  Debtors’ Default. Any of the following shall be deemed a Debtors’ Default:

(a)       The Debtors shall not have filed the Chapter 11 Cases on or before January 19, 2001;

(b)       A purchase agreement approved by the Bankruptcy Court either pursuant to a Plan or a 363 Motion is terminated as a result of a Debtor’s breach;

(c)       The Purchase and Sale Agreement with Majestic Investor, LLC is terminated as a result of a breach by any of the Debtors of their Undertaking dated November 22, 2000 unless such breach is the result of action or inaction taken by the Debtors to comply with this Agreement;

(d)       Any of the Debtors shall publicly announce its intention not to pursue the Plan on terms and conditions materially consistent and in accordance with this Agreement if such statement is not retracted after three (3) Business Days notice to the Debtors and each Executive;

(e)       Any of the Debtors shall propose a Plan or take other action in the Chapter 11 Cases on terms and conditions that are not materially consistent and in accordance with this Agreement after notice to Debtors and each Executive and ten (10) Business Days opportunity to cure;

(f)       Any of the Debtors shall fail to comply in all material respects with its covenants under this Agreement, and ten (10) Business Days shall have passed after written notice of such default is given to such Debtor and each Executive, and such default remains uncured;

(g)       Any representation or warranty of the Debtors contained in this Agreement shall have been materially incorrect and shall have been made fraudulently; or

(h)       The Debtors fail to make a post-Petition Date Excess Cash Distribution payment as described in Section 4.2 of this Agreement, provided such payment is permitted by a final Bankruptcy Court order and such failure has not been cured after ten (10) Business Days notice.

Section 11.7  Remedies in the Event of a Debtors’ Default. Provided that Consenting Noteholders who are beneficial owners (or record owners) of a majority of principal amount of the Notes or Senior Management have not terminated this Agreement pursuant to Sections 11.2, 11.3 or 11.12 of this Agreement, respectively, in addition to any other rights and remedies afforded Consenting Noteholders who at the time are beneficial owners (or record owners) of a

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majority of a principal amount of the Notes and/or Senior Management under this Agreement or applicable law (not inconsistent with this Agreement), upon the occurrence of a Debtors’ Default, Consenting Noteholders who at the time are beneficial owners (or record owners) of a majority of principal amount of the Notes and/or Senior Management may:

(a)      Seek redress from the Bankruptcy Court for specific performance or summary enforcement of this Agreement or other equitable relief with respect to the breaching Debtor, and such relief may include relief under Bankruptcy Rule 7070;

(b)      Seek damages against the breaching Debtor for the breach of this Agreement in the Bankruptcy Court to the extent permitted by law; and

(c)      Enforce any other right or remedy afforded under this Agreement or applicable law in the Bankruptcy Court except termination of this Agreement.

Section 11.8    Senior Management Default. Any of the following shall be deemed a Senior Management Default:

(a)         Any of the Debtors while in the control of Senior Management shall publicly announce its intention not to pursue the Plan on terms and conditions materially consistent and in accordance with this Agreement if such statement is not retracted after three (3) Business Days notice to the Debtors and each Executive;

(b)         Any of the Debtors while in the control of Senior Management shall propose a Plan or take other action in the Chapter 11 Cases on terms and conditions that are not materially consistent and in accordance with this Agreement after notice to Debtors and each Executive and ten (10) Business Days opportunity to cure;

(c)         Any of the Executives shall fail to comply in all material respects with his covenants under this Agreement and twenty (20) Business Days shall have passed after written notice of such default is given to such Executive, and such default remains uncured; and

(d)         Any representation or warranty of Senior Management contained in this Agreement shall have been materially incorrect and shall have been made fraudulently.

Section 11.9    Remedies in the Event of a Senior Management Default. Provided that Consenting Noteholders who are beneficial owners (or record owners) of a majority of principal amount of the Notes or the Debtors have not terminated this Agreement pursuant to Sections 11.1, 11.3 or 11.12 of this Agreement, respectively, in addition to any other rights and remedies afforded Consenting Noteholders who at the time are beneficial owners (or record owners) of a majority of a principal amount of the Notes and/or the Debtors under this Agreement or applicable law (not inconsistent with this Agreement), upon the occurrence of a Senior Management Default, Consenting Noteholders who at the time are beneficial owners (or record owners) of a majority of principal amount of the Notes and/or the Debtors may:

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(a)          Seek redress from the Bankruptcy Court for specific performance or summary enforcement of this Agreement or other equitable relief with respect to the breaching Executive, and such relief may include relief under Bankruptcy Rule 7070;

(b)          Seek damages against the breaching Executive for the breach of this Agreement in the Bankruptcy Court to the extent permitted by law; and

(c)          Enforce any other right or remedy afforded under this Agreement or applicable law in the Bankruptcy Court except termination of this Agreement.

Section 11.10   Limited Right To Terminate Agreement By Consenting Noteholders . Except as permitted by Section 11.1, 11.2, 11.3 and 11.12 of this Agreement, this Agreement may not be terminated unless by Consenting Noteholders who are beneficial owners (or record owners) of a majority of principal amount of the Notes, and then only if:

(a)          Relief shall be granted pursuant to a final order of the Bankruptcy Court to any person other than a Consenting Noteholder or the Indenture Trustee under Section 362(d) of the Bankruptcy Code, in a manner that materially impairs the benefits of the Restructuring for the Consenting Noteholders, and the order granting such relief shall not have been stayed pending appeal, provided Debtors and Senior Management are given notice under this Section within five (5) Business Days after a motion for stay relief is filed;

(b)          Any examiner with expanded powers or trustee shall be appointed in the Chapter 11 Cases, or any such cases shall be converted to cases under chapter 7 or dismissed unless such appointment or conversion occurs due to the urging of a Consenting Noteholder, the Informal Committee (or the Official Noteholder Committee, as the case may be), the Indenture Trustee or any of their professionals, except as provided in Section 11.10(c) of this Agreement;

(c)          The Bankruptcy Court enters a final order granting a motion for relief brought by Consenting Noteholders who at the time are beneficial owner (or record owners of a majority of the principal amount of the Notes seeking (i) the appointment of an examiner with expanded powers, (ii) the appointment of a trustee in the Chapter 11 Cases, or (iii) conversion of the Chapter 11 Cases to cases under Chapter 7 or dismissal of the Chapter 11 Cases; provided, however the granting of the relief is predicated upon a finding of fraud by one or more of the Executives;

(d)          There has been a breach of Section 2.2 of this Agreement by the Debtors while Senior Management is in control of the Debtors that has not been cured after twenty (20) Business Days notice to the Debtors and each of the Executives;

(e)          The Debtors fail to make a post-Petition Date Excess Cash Distribution payment as described in Section 4.2 of this Agreement, provided such payment is permitted by a final order of the Bankruptcy Court and such failure has not been cured after ten (10) Business Days notice to the Debtors and each of the Executives;

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(f)          The Debtors assume the existing employment agreements with Senior Management pursuant to Section 365 of the Bankruptcy Code;

(g)         There has been a breach of Section 5.8 of this Agreement by an Executive or his Affiliate that is not cured after twenty (20) Business Days notice to the Debtors and each of the Executives.

(h)         There has been a breach of Section 9.1 of this Agreement by the Debtors and such breach has not been cured after five (5) Business Days notice to the Debtors and each of the Executive, provided, further, however, that such default must be exercised no later than fifteen (15) Business Days after the Petition Date;

(i)          The Debtors file Plan(s) that do not seek the orderly liquidation of the Operating Companies assets (or stock) and such default is not cured after fifteen (15) Business Days notice to the Debtors and each of the Executives;

(j)          There is a breach by an Executive of Section 5.5(b) of this Agreement that is not cured after twenty (20) Business Days notice to the Debtors and each of the Executives;

(k)         The Bankruptcy Court has not confirmed, by December 31, 2002, Plan(s) contemplating the sale of any assets (or stock) of the Debtors not then subject to be sold pursuant to an order of the Bankruptcy Court, provided Senior Management remains in control of the Debtors;

(l)          There is a breach by the Debtors of Section 10.1(a)(v) or (vii) that is not cured after twenty (20) Business Days notice to the Debtors and each of the Executives; or

(m)        Any representation or warranty of the Debtors contained in Sections 8 (a), (b), (c) or (d) of this Agreement shall have been materially incorrect when made and shall have been made fraudulently.

Written notice of any termination of this Agreement made pursuant to this Section 11.10 must be given to the Debtors and each of the Executives within ten (10) days of the occurrence of the basis for such termination. The Consenting Noteholders who at the time are beneficial owners (or record owners) of a majority of principal amount of the Notes shall at all times have the right to waive any such condition. The waiver by such Consenting Noteholders of any condition shall not relieve any other party of any liability or obligation with respect to any covenant or agreement set forth in this Agreement.

Section 11.11   Prohibition on Right To Terminate Agreement By the Debtors’ or Senior Managements’ Default. Except as provided in Sections 11.1, 11.3 and 11.12, neither the Debtors nor Senior Management, or any of them, may terminate this Agreement, unless the Indenture Trustee acts in a manner materially inconsistent with this Agreement, fails to act in a manner materially consistent with this Agreement, or fails to act in a manner materially consistent with this Agreement absent indemnity, and such action or inaction results in a material detriment to the Debtors or Senior Management, or any of them.

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Section 11.12   Termination Due to Failure to Settle Papers and Orders. Any party to this Agreement shall have the right to terminate this Agreement by notice to all other parties to this Agreement that any of the papers or orders made an exhibit to this Agreement (or an exhibit to an exhibit or a schedule to this Agreement) have not been agreed upon by such party, in his or its sole and absolute discretion. Any notice of termination under this Section shall not be enforceable unless received by all non-terminating parties to this Agreement on or before 11:00 A.M. PDT on December 1, 2000.

Article XII
Miscellaneous

Section 12.1    Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Other than the right of a Consenting Noteholder to assign its rights hereunder in accordance with the provisions of Article VII, a party hereto may not assign or transfer its rights or obligations under this Agreement.

Section 12.2    Settlement; Release.

(a)          Release. On the Liquidation Date, each of Debtors, Senior Management and the Consenting Noteholders and their successors and assigns shall release and forever discharge each other and all of their officers, directors, employees and agents, including all Debtors’ Professionals and Informal Committee Professionals, from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and equity, known or unknown, whether matured or unmatured, absolute or contingent, with respect of conduct or activities occurring prior to, on, or subsequent to the execution of this Agreement relating to the Notes except for the rights and obligations of the parties under this Agreement, the Liquidating Trust or Nevada Purchase Note(s), whether or not subject to a pending dispute before the Bankruptcy Court; provided, however, that such release shall not apply to (i) matters contemplated by the Plan(s) and (ii) any liability of an attorney to its client not subject to a release under the Bankruptcy Code or a Plan(s).

(b)          Exculpation. Subject to Bankruptcy Court approval, each Plan shall provide that none of Senior Management, Consenting Noteholders, the Indenture Trustee, Informal Committee, Official Noteholder Committee or any of their respective present or former members, officers, directors, employees, advisors, attorneys or agents shall have or incur any liability to any holder of a claim, Debtors or any other party-in-interest in the Chapter 11 Cases, or any of their respective officers, directors, agents, employees, representatives, financial advisors, attorneys or affiliates or any of their successors or assigns, for any act or omission, in connection with, relating to or arising out of the Chapter 11 Cases, pursuit of confirmation of a Plan, the consummation of a Plan, Liquidating Trust or 363 Motion, except for willful misconduct, and in all respects such persons shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and obligations under a Plan; provided, however, that such exculpation shall not

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apply to (i) matters contemplated by the Plan(s) and (ii) any liability of an attorney to its client not subject to exculpation under the Bankruptcy Code or a Plan(s).

(c)          Reservation of Rights. Except as expressly provided herein, nothing in this Agreement (i) is intended to in any manner waive, limit, impair or restrict the ability of the Consenting Noteholders to protect and preserve their respective rights, remedies and interests, including without limitation their respective claims against FGC and the Guarantors and their respective full participation in the Chapter 11 Cases, (ii) shall be deemed an admission of any sort, or (iii) shall effect a modification of any Consenting Noteholder’s rights under any document or agreement unless and until the Motions are approved, and the Plan is confirmed and becomes effective. If the transactions contemplated hereby are not consummated or if this Agreement is terminated for any reason, each of the parties hereto fully reserve any and all of their rights.

Section 12.3    Notices. Any notice by any party to another party hereunder shall be deemed sufficiently given if in writing either served by personal delivery or sent by overnight courier guaranteeing next-day delivery or by telecopy, addressed (until further written notice of change of address), as follows:

if to Debtors, to:

Fitzgeralds Gaming Corporation
3097 East Warm Springs Road
Suite 100
Las Vegas, NV 89120
Attn: Philip D. Griffith
Telephone : (702) 940-2202
Fax: (702) 940-2207

with a copy to:

Gordon & Silver, Ltd.
3960 Howard Hughes Parkway, 9th Floor
Las Vegas, NV 89109
Attn: Gerald M. Gordon, Esq.
Telephone: (702) 796-5555
Fax: (702) 369-2666

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if to Senior Management, to:

Michael E. McPherson
Fitzgeralds Gaming Corporation
3097 East Warm Springs Road
Suite 100
Las Vegas, NV 89120
Telephone: (702) 940-2202
Fax: (702) 940-2207

if to Informal Committee and/or Consenting Noteholders:

in care of:

Ropes & Gray	Houlihan Lokey Howard & Zukin Capital
One International Place	685 Third Avenue
Boston, Massachusetts 02110	New York, New York 10017
Telephone: 617-951-7000	Telephone: 212-497-4100
Telecopier: 617-951-7050	Telecopier: 212-661-3070

Attn: Don DeAmicis, Esq.	Attn: William H. Hardie

Notice given by personal delivery shall be effective upon delivery. Notice transmitted by overnight courier guaranteeing next-day delivery shall be effective on the next Business Day following timely delivery to such courier. Notice transmitted by telecopy shall be effective when receipt is acknowledged.

Section 12.4     Amendments. This Agreement shall not be modified, amended or otherwise changed without the written agreement of (i) all of the Debtors, (ii) all of the Executives and (iii) Consenting Noteholders holding (or beneficially owning) an aggregate principal amount of Notes greater than 50% of the outstanding principal amount of Notes held by the Consenting Noteholders at the time of such amendment.

Section 12.5    Enforcement. The parties hereby agree to jurisdiction of the Bankruptcy Court with respect to questions arising under this Agreement.

Section 12.6    Headings. The table of contents and the headings at the beginning of the articles, sections and subsections of this Agreement are solely for the convenience of the parties and are not a part of this Agreement.

Section 12.7    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Section 12.8    Entire Agreement. This Agreement (including all Exhibits hereto) contains the entire understanding between the parties relating to its subject matter and supersedes all prior agreements, understandings, representations and statements, oral or written.

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Section 12.9    Time Is of the Essence. Time is of the essence under this Agreement.

Section 12.10   Effect of Termination of This Agreement. If this Agreement is terminated pursuant to Sections 11.1, 11.2 or 11.3, it shall be deemed null and void and of no further force and effect, provided all other remedies for any violation of this Agreement prior to such termination shall be preserved.

Section 12.11   Jurisdiction; Waiver of Jury Trial. Each of the parties hereby irrevocably consents to the jurisdiction of the Bankruptcy Court prior to any dismissal of the Chapter 11 Cases to hear any dispute arising out of or related to this Agreement and the transactions contemplated hereby, whether in the nature of an adversary proceeding or a contested matter. Each party irrevocably waives any defense of forum nonconveniens in such action so long as it is brought in the Bankruptcy Court, also waives any argument that any such action is a non-core matter, and hereby consents such may be tried to, with final judgment entered by, the Bankruptcy Court, subject to any rights of appeal.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

FITZGERALDS GAMING CORPORATION
By	/s/ Philip D. Griffith
Its

FITZGERALDS, INC.
By	/s/ Philip D. Griffith
Its

FITZGERALDS BLACK HAWK, INC.
By	/s/ Philip D. Griffith
Its

FITZGERALDS BLACK HAWK II, INC.
By	/s/ Philip D. Griffith
Its

FITZGERALDS LAS VEGAS, INC.
By	/s/ Philip D. Griffith
Its

FITZGERALDS MISSISSIPPI, INC.
By	/s/ Philip D. Griffith
Its

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FITZGERALDS RENO, INC.
By	/s/ Philip D. Griffith
Its

FITZGERALDS SOUTH, INC.
By	/s/ Philip D. Griffith
Its

101 MAIN STREET LIMITED LIABILITY COMPANY
By	/s/ Philip D. Griffith
Its

FITZGERALDS FREMONT EXPERIENCE CORPORATION
By	/s/ Philip D. Griffith
Its

48

		Principal Amt. of Notes

Dated:__________	PUTNAM INVESTMENT MANAGEMENT, INC.
	On behalf of:
	Putnam Funds Trust – Putnam High Yield Trust II	$3,170,000
	Putnam Funds Trust – Putnam High Yield Trust II	$5,660,000
	Putnam High Yield Advantage Fund	$16,855,000
	Putnam High Yield Trust	$15,195,000
	Putnam Variable Trust – Putnam VT Diversified Income Fund	$1,260,000
	Putnam Master Income Trust	$790,000
	Putnam Variable Trust-Putnam VT High Yield Fund	$4,630,000
	Putnam Premier Income Trust	$2,020,000
	Putnam Diversified Income Trust	$6,890,000
	Putnam Master Intermediate Income Trust	$1,460,000
	Putnam Strategic Income Fund	$380,000
	Putnam Managed High Yield Trust	$420,000
	Putnam High Income Convertible And Bond Fund	$190,000
	Putnam Convertible Opportunities And Income Trust	$160,000
	Putnam Asset Allocation Funds – Growth Portfolio	$650,000
	Putnam Variable Trust-Putnam VT Global Asset Allocation Fund	$140,000
	Putnam Asset Allocation Fund – Conservative Portfolio	$180,000
	Travelers Series Fund Inc. – Putnam Diversified Income Portfolio	$300,000
	Lincoln National Global Asset Allocation Fund, Inc.	$70,000

	By Authorized Signatory
	Title: Senior Vice President

Dated:__________	THE PUTNAM ADVISORY COMPANY, INC.
	On behalf of:
	Ameritech Pension Trust	$500,000
	Strategic Global Fund-High Yield Fixed Income (Putnam) Fund	$240,000

49

	Abbott Laboratories Annuity Retirement Plan	$220,000
	Putnam World Trust II-Putnam High Yield Bond Fund (Dublin)	$45,000
	Putnam CBO I, Limited	$1,915,000
	Putnam CBO II, Limited	$3,000,000

	By Authorized Signatory
	Title: Senior Vice President

Dated:__________	PUTNAM FIDUCIARY TRUST COMPANY
	On behalf of:
	Putnam High Yield Managed Trust	$1,090,000
	Putnam High Yield Fixed Income Fund, LLC	$270,000

	By Authorized Signatory
	Title: Senior Vice President

Dated:__________	CONTRARIAN CAPITAL MANAGEMENT, L.L.C.	$57,069,000

	By Authorized Signatory
	Its _________________________________

Dated:__________

50

Dated:__________	THE PRUDENTIAL SERIES FUND, INC.,	$2,375,000
	HIGH YIELD BOND PORTFOLIO, By Prudential Investment Corporation, as Investment Advisor

	By Authorized Signatory
	Its _________________________________

Dated:__________	AVENUE INVESTMENTS, L.P.	$11,250,000
	By Avenue Partners, LLC, general partner

	By _________________________________
	Its _________________________________

Dated:__________	AVENUE INTERNATIONAL, LTD.	$11,250,000
	By Avenue International Advisors, LLC, its agent

	By _________________________________
	Its _________________________________

Dated:__________	AVENUE SPECIAL SITUATIONS FUND II, LP	$12,500,000
	By Avenue Capital Partners, II, LLC, general partner

	By _________________________________
	Its _________________________________

Dated:__________	THE VARDE FUND IV-A, L.P.	$4,500,000
	By Varde Partners, L.P., its general partner
	By Varde Partners, Inc., its general partner

	By Authorized Signatory
	Its Managing Director

51

Dated:__________	THE VARDE FUND V, L.P.		$3,500,000
By Varde Partners, L.P., its general partner
By Varde Partners, Inc., its general partner

By Authorized Signatory
Its _________________________________

Dated:__________	THE VARDE SELECT FUND, L.P.		$2,000,000
By Varde Partners, L.P., its general partner
By Varde Partners, Inc., its general partner

By Authorized Signatory
Its _________________________________

Dated:__________	JEFFERIES & CO., INC.		$6,899,998.39

By Authorized Signatory
Its _________________________________

Dated:__________	CREDIT SUISSE ASSET MANAGEMENT, LLC	$	___________
On Behalf of:
	Alcan Corp. Master Retirement Trust	$	___________
	Warburg Pincus Balanced Fund	$	___________
	Diocese of Buffalo Priests Retirement Plan	$	___________
	Diocese of Buffalo Lay Employees Plan	$	___________
	Diocese of Buffalo Fixed	$	___________
	Carnegie Mellon Fixed Income Fund	$	___________
	Nestle USA	$	___________
	Credit Suisse Asset Management Income Fund	$	___________

	CREDIT SUISSE First Boston International		$25,000,000

/s/ Jeffrey D. Tuck
By: Jeffrey D. Tuck
Title: Vice President

52

Sydney CSAM High Grade Bond Fund	$	___________
CSAM Investment Trust – US High Yield Series	$	___________
DLJ High Yield Bond Fund	$	___________
Public Employees Retirement System Of Idaho	$	___________
Northwestern University	$	___________
Warburg Pincus US Core Fixed Income Fund	$	___________
Saks Fifth Avenue Pension Plan	$	___________
SEI Institutional Managed Trust	$	___________
Multi-Style, Multi-Manager Funds	$	___________
The UCLA Foundation	$	___________
University Of Maryland	$	___________
Westmoreland County	$	___________
Warburg Pincus Fixed Income Fund	$	___________
Warburg Pincus Global Fixed Income Fund	$	___________
DLJ High Yield Bond Fund	$	___________

By _________________________________
Its _________________________________

SENIOR MANAGEMENT

/s/ Philip D. Griffith

Stock: _______	Philip D. Griffith

/s/ Michael E. McPherson

Stock: _______	Michael E. McPherson

/s/ Max L. Page

Stock: _______	Max L. Page

/s/ Paul H. Manske

Stock: _______	Paul H. Manske

53

EXHIBIT “1”
PROTOCOL MOTION

54

EXHIBIT “2”
[FORM OF] ESCROW AGREEMENT FOR THE
RETENTION AND SEVERANCE PAYMENT (SEE SECTION 7.2(b))

55

EXHIBIT “3”
COMPENSATION MOTION

56

EXHIBIT “4”
[FORM OF] LIQUIDATING TRUST AGREEMENT

57

EXHIBIT “5”
[FORM OF] TRANSFEREE AGREEMENT

58

EXHIBIT “6”
[FORM OF] LEGAL OPINION

59

EXHIBIT “7”
SUBSIDIARIES

1.	Fitzgeralds Black Hawk, Inc.

2.	Fitzgeralds Black Hawk II, Inc.

3.	Fitzgeralds Las Vegas, Inc.

4.	Fitzgeralds Mississippi, Inc.

5.	Fitzgeralds Reno, Inc.

6.	Fitzgeralds South, Inc.

7.	101 Main Street, Limited Liability Company

8.	Fitzgeralds Incorporated

9.	Fitzgeralds Fremont Experience Corporation

10.	Fitzgeralds Arizona Management, Inc.

11.	Nevada Club

12.	Fitzgeralds Management Corporation

13.	Fitzgeralds Sugar Creek, Inc., a revoked Missouri corporation owned by Fitzgeralds Incorporated

60

EXHIBIT “8”
AGREEMENT REGARDING USE OF CASH COLLATERAL

61

EXHIBIT “9”
INTERIM FEE PROCEDURES MOTION AND ORDER

62

SCHEDULE 2.3
LIENS

Entity		Secured Creditor	Description of Collateral

1.	FGC	Foothill Capital Corporation	Pledge of FGC’s interest in FSI; pledge of FSI’s interest in FMI and FLVI; pledge of FLVI’s interest in FFEC; pledge of FI’s interest in FBHI membership interest in 101Main; security interest in certain real and personal property assets; trademark security interest in certain trademarks; copyright security interest in certain copyrights; deed of trust in all real and personal property assets; and a First Preferred Ship Mortgage on the whole of the Fitzgeralds Tunica.

		Nevada State Bank	Letter of Credit ($164,000)

2.	FLVI	Foothill Capital Corporation	Pledge of FGC’s interest in FSI; pledge of FSI’s interest in FMI and FLVI; pledge of FLVI’s interest in FFEC; pledge of FI’s interest in FBHI membership interest in 101Main; security interest in certain real and personal property assets; trademark security interest in certain trademarks; copyright security interest in certain copyrights; deed of trust in all real and personal property assets; and a First Preferred Ship Mortgage on the whole of the Fitzgeralds Tunica.

		Colonial Pacific Leasing	Purchase money security interest in computer equipment

		IBM Credit Corporation	Purchase money security interest in certain equipment

		CIT Group Equipment	Equipment Lease (Forklift)

		NFTC Capital Corporation	Equipment Lease

63

		Simplex	Equipment lease for time recorder and software

3.	FMI	Foothill Capital Corporation	Pledge of FGC’s interest in FSI; pledge of FSI’s interest in FMI and FLVI; pledge of FLVI’s interest in FFEC; pledge of FI’s interest in FBHI membership interest in 101Main; security interest in certain real and personal property assets; trademark security interest in certain trademarks; copyright security interest in certain copyrights; deed of trust in all real and personal property assets; and a First Preferred Ship Mortgage on the whole of the Fitzgeralds Tunica.

		IBM Credit Corporation	Purchase money security interest in certain equipment

		Colonial Pacific Leasing	Purchase money security interest in computer equipment

		NTFC Capital Corp.	Equipment Lease

		Northwest Carpets	Lien on all carpets

4.	101Main	Foothill Capital Corporation	Pledge of FGC’s interest in FSI; pledge of FSI’s interest in FMI and FLVI; pledge of FLVI’s interest in FFEC; pledge of FI’s interest in FBHI membership interest in 101Main; security interest in certain real and personal property assets; trademark security interest in certain trademarks; copyright security interest in certain copyrights; deed of trust in all real and personal property assets; and a First Preferred Ship

64

Mortgage on the whole of the Fitzgeralds Tunica.

5.	FRI	Foothill Capital Corporation	Pledge of FGC’s interest in FSI; pledge of FSI’s interest in FMI and FLVI; pledge of FLVI’s interest in FFEC; pledge of FI’s interest in FBHI membership interest in 101Main; security interest in certain real and personal property assets; trademark security interest in certain trademarks; copyright security interest in certain copyrights; deed of trust in all real and personal property assets; and a First Preferred Ship Mortgage on the whole of the Fitzgeralds Tunica.

		IBM Credit Corporation	Purchase money security interest in certain equipment

		Scout Development	Secured by real property (parking garage)

		Young Electric Sign Co.	Purchase money security interest in signage

		Ecolab	Leasing of Dishwashers

Any non-consensual lien in favor of governmental unit entitled to priority as a matter of applicable law, including any perpetual lien for property taxes, assessments or other charges.

65

SCHEDULE 8.1
CLAIMS/INTERESTS

1.	Philip D. Griffith Employment Agreement dated June 28, 1999 w/all rights thereunder

2.	Indemnification Agreement dated July 14, 1995 between FGC and Philip D. Griffith

3.	Philip D. Griffith FGC Stock Ownership of Record (3,419,105); FGC Stock Options (100,000)

4.	Max Page Employment Agreement dated September 1, 1999 w/all rights thereunder

5.	Max Page FGC Stock Ownership of Record (123,565); FGC Stock Options (9,000)

6.	Michael E. McPherson Employment Agreement dated July 5, 1999 w/all rights thereunder

7.	Indemnification Agreement dated July 14, 1995 between FGC and Michael E. McPherson

8.	Michael E. McPherson FGC Stock Options (19,000)

9.	Paul H. Manske Employment Agreement dated September 1, 1999 w/all rights thereunder

10.	Paul H. Manske FGC Stock Ownership of Record (123,565); FGC Stock Options (19,000)

11.	Claims of Philip D. Griffith in respect of any actions respecting Missouri gaming licensing and gaming operation, including any claims of Philip D. Griffith against Fitzgeralds Sugar Creek, Inc., a revoked Missouri corporation in this regard

12.	Any possible claims that the Senior Management may have as officers and directors of the Debtors or non-Debtor affiliates under various state corporate laws for indemnification, contribution and subrogation

66

For each of the Executives, any rights pursuant to any insurance policies including Directors and Officers Liability Insurance.

Philip D. Griffith	PDG	(initials)

Paul H. Manske	PHM	(initials)

Max L. Page	MLP	(initials)

Michael E. McPherson	MEM	(initials)

67

EXHIBIT 00002

AMENDED AND RESTATED AGREEMENT
REGARDING PRE-NEGOTIATED
RESTRUCTURING

FITZGERALDS GAMING CORPORATION
FITZGERALDS BLACK HAWK, INC.
FITZGERALDS BLACK HAWK II, INC.
FITZGERALDS LAS VEGAS, INC.
FITZGERALDS MISSISSIPPI, INC.
FITZGERALDS RENO, INC.
FITZGERALDS SOUTH, INC.
101 MAIN STREET, ~~Limited Liability Company~~LIMITED LIABILITY COMPANY
FITZGERALDS INCORPORATED
FITZGERALDS FREMONT EXPERIENCE CORPORATION

and

Philip D. Griffith
Michael E. McPherson
Max L. Page
Paul H. Manske

and

MEMBERS OF INFORMAL COMMITTEE OF HOLDERS OF
12.25% SENIOR SECURED NOTES DUE 2004

Dated as of December 1, 2000

		Page
RECITALS		1
AGREEMENT		2
Article I Definitions		2
Article II General Terms of Restructuring		~~11~~10
Section 2.1	General	11
Section 2.2	Acknowledgment of Obligations	11
Section 2.3	Acknowledgment of Security Interests	~~12~~11
Section 2.4	Acknowledgement of Binding Effect of Documents	12
Section 2.5	No Other Waivers; Reservations of Rights	12
Article III Liquidation of Operating Companies and the Chapter 11 Cases		~~13~~12
Section 3.1	Sales of Operating Companies and Commencement of Chapter 11 Cases	13
Section 3.2	Sale Negotiations	14
Section 3.3	Certain Agreements to Cooperate and Other Rights Respecting Claims Purportedly Owned by Fitzgeralds Sugar Creek, Inc.	14
Section 3.4	Forbearance by Consenting Noteholders and the Indenture Trustee	14
Section 3.5	Consenting Noteholder Representation	15
Section 3.6	Treatment of FGC Equity Interests	15
Section 3.7	Treatment of Subsidiary Equity Interests	15
Section 3.8	Pre-Petition Cash Distribution to Certain Unsecured Creditors	15
Section 3.9	Treatment of the Foothill Claim	16
Article IV Treatment of Noteholder Claims		~~17~~16
Section 4.1	Pre-Petition Cash Distribution	~~17~~16
Section 4.2	Excess Cash Distributions	17
Section 4.3	Distribution of Sale Proceeds	17
Article V Senior Management Incentive Program		18
Section 5.1	Senior Management Role	18
Section 5.2	Cash Distribution Incentive	18
Section 5.3	Senior Management’s Ownership of Nevada Purchase Notes	~~21~~20
Section 5.4	Retention and Severance	~~21~~20
Section 5.5	Certain Agreement with Senior Management	~~22~~21
Section 5.6	Senior Management Employment Agreements and Compensation	~~23~~22
Section 5.7	Bankruptcy Court Approval	23
Section 5.8	Agreement to Waive Claims by Senior Management	24
Section 5.9	Replacement of Executives	~~24~~25
Section 5.10	Waiver of all FSI Warrants	25
Article VI Liquidating Trust		25
Article VII Lockup and Restrictions on Transfer of Notes		25
Section 7.1	Reserved	~~25~~26
Section 7.2	Restrictions On Transfer of Notes, Claims and Interests	~~25~~26
Article VIII Representations and Warranties		27

ii

EXHIBIT LIST

EXHIBITS TO
AGREEMENT REGARDING PRE-NEGOTIATED RESTRUCTURING

Exhibit “1”	Protocol Motion
Exhibit “2”	Form of Escrow Agreement ~~Exhibit “2” Form of Escrow Agreement~~ for the Retention and Severance Payment (See Section 7.2(b))
Exhibit “3”	Compensation Motion
Exhibit “4”	Form of Liquidating Trust Agreement
Exhibit “5”	Form of Transferee Agreement
Exhibit “6”	Form of Legal Opinion
Exhibit “7”	List of Subsidiaries
Exhibit “8”	Agreement Regarding Use of Cash Collateral
Exhibit “9”	Interim Fee Procedures Motion and Order
Schedule 2.3	Liens
Schedule 8.1	Claims/Interests

iii

     ~~This RESTRUCTURING AGREEMENT~~Subject to entry of a Final Order by the Bankruptcy Court, this Restated And Amended Agreement Regarding Pre-Negotiated Restructuring (this “Agreement”) is (i) effective December 1, 2000 (ii) amends that certain Agreement Regarding Pre-Negotiated Restructuring dated as of December 1, 2000 ~~(this~~and ~~“Agreement”~~ (iii) is entered into by and among Fitzgeralds Gaming Corporation, a Nevada corporation (“FGC”) and the following Subsidiaries; Fitzgeralds Mississippi, Inc. a Mississippi corporation, (“FMI”), 101 Main Street, Limited Liability Company, a Colorado limited-liability company (“101 Main”), Fitzgeralds Reno, Inc., a Nevada corporation (“FRI”) and Fitzgeralds Las Vegas, Inc., a Nevada corporation (“FLVI” collectively with FMI, 101 Main and FRI, the “Operating Companies”), Fitzgeralds Black Hawk, Inc. (“FBHI”) a Nevada corporation, Fitzgeralds Black Hawk II, Inc. (“FBHII”), a Colorado corporation, Fitzgeralds Fremont Experience Corporation, a Nevada corporation (“FFEC”), Fitzgeralds South, Inc. (“FSI”), a Nevada corporation, Fitzgeralds Incorporated, a Nevada corporation (“FI” and collectively with FGC, FBHI, FBHII, FFEC and FSI and the Operating Companies, the “Debtors”) and Philip D. Griffith, Michael E. McPherson, Paul H. Manske and Max L. Page (each an “Executive” and collectively, “Senior Management”), and with various funds and accounts advised by affiliates of Putnam Investment Management, Inc., The Putnam Advisory Company and Putnam Fiduciary Trust Company identified specifically on the signature pages hereto (collectively, “Putnam”), ~~Morgan Stanley Dean Witter High Yield Securities, Inc., Morgan Stanley Dean Witter High Income Advantage Trust, and Morgan Stanley Dean Witter High Income Advantage Trust II, Morgan Stanley Dean Witter High Income Advantage III, Morgan Stanley Dean Witter Variable Investment Series High Yield Portfolio, Morgan Stanley Dean Witter Diversified Income Trust, and Morgan Stanley Dean Witter Select Dimensions Investment Series-The Diversified Income Portfolio (collectively, “MSDW”), various affiliates of~~ Contrarian Capital Management, L.L.C. ~~and Contrarian Capital Advisors, L.L.C. (collectively,~~ “Contrarian”), Prudential High Yield Fund Inc. and The Prudential Series Fund Inc., High Yield Bond Portfolio (collectively, “Prudential”), The Varde Fund, L.P., The Varde Fund IV-A, L.P., The Varde Fund V, L.P. and The Varde Select Fund, L.P., Credit Suisse First Boston International.

RECITALS

     WHEREAS, pursuant to that certain Indenture dated as of December 31, 1997, (the “Indenture”) by and among FGC as obligor; the Operating Companies, FSI, FI, FBHI, FFEC and FBHII as guarantors (the “Guarantors”); and The Bank of New York, a New York banking corporation, and any successor in interest (the “Indenture Trustee”), as trustee thereunder, FGC has issued $205,000,000 principal amount of its 12.25% Senior Secured Notes due 2004 (the “Notes”); and

     WHEREAS, FGC is currently in default of certain of its obligations with respect to the Notes including, among other things, its failure to make interest payments due thereunder on June 15, 1999, December 15, 1999 and June 15, 2000, which failures constitute “Events of Default” under the Indenture; and

     WHEREAS, the Debtors, Senior Management and the Consenting Noteholders believe that the fair market value of the real and personal property securing the Notes is less than the total outstanding principal and interest due under the Notes, and that the fair market value of Debtors’

real and personal property not securing the Notes is less than the amount of the unsecured deficiency claim of the Noteholders; and

     WHEREAS, the parties’ primary objective in this restructuring is to maximize the value of the Noteholders’ recoveries in as much as the obligations owed by the Debtors to the Noteholders constitute in excess of 90% of the Debtors’ liabilities, and the parties’ desire to obtain this objective through an expeditious and orderly sale of the Operating Companies as going concerns by asset and/or stock sales and the distribution of the net proceeds therefrom; and

     WHEREAS, the Consenting Noteholders and the Debtors are desirous of maintaining the stability of operations and gaming licensing during the sale of the stock and/or assets of the Operating Companies, and have determined that it is important to retain Senior Management; each Executive has advised the Consenting Noteholders and the Debtors that, subject to the conditions set forth in this Agreement, each Executive is prepared to remain in such employ and forego alternative employment opportunities in favor of remaining with the Debtors through the Liquidation Date and the Cash Distribution Incentive and Retention Payment have been developed and negotiated (and as incorporated in the Chapter 11 Senior Management Retention and Severance Program entered into by Debtors and Senior Management) to provide an incentive for Senior Management to remain with the Debtors, thereby enhancing the probability that maximum sale proceeds will be realized from the sale of the assets (or the stock) of the Operating Companies and the sale of the remaining assets of FGC in an expeditious manner.

     WHEREAS, certain of the Executives are licensed under gaming laws and regulations applicable to the Debtors and own a substantial portion of Existing Common Stock.

AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtors, Senior Management ~~and where applicable,~~ each of the Executives and the Consenting Noteholders (severally and neither jointly nor jointly and severally) hereby covenant and agree as follows:

Article I
Definitions

     For purposes of this Agreement, the following capitalized terms shall have the following meanings:

     “101 Main” has the same meaning as set forth in the Preamble to this Agreement, and is a wholly owned subsidiary of FBHII.

     “363 Motion” means each motion(s) filed by one or more of the Debtors seeking an order authorizing the sale of the assets of one or more Operating Companies, or the stock of such companies, free and clear of Liens pursuant to Section 363 of the Bankruptcy Code and the assignment (and in some cases the assumption) of certain assumed executory contracts and unexpired leases pursuant to Section 365 of the Bankruptcy Code, as set forth in the Protocol Motion.

     “Affiliate” has the same meaning as the term “affiliate” in the Indenture.

     “Agreement” means this Amended and Restated Agreement Regarding Pre-Negotiated Restructuring ~~Agreement.~~

     “Article” means an Article of this Agreement, unless the context otherwise indicates.

     “Bankruptcy Code” means the Bankruptcy Reform Act of 1978, Title 11, United States Code, as now in effect or hereafter amended, 11 U.S.C. §§ 101 et seq.

     “Bankruptcy Court” means the United States Bankruptcy Court for the District of Nevada, Northern Division.

     “Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure, promulgated pursuant to 28 U.S.C. § 2075 and the Local Rules of Practice of the United States Bankruptcy Court, District of Nevada as applicable from time to time during the Chapter 11 Cases.

     “Beneficial Owner” has the meaning set forth in Section 7.2.

     “Best Rejected Offer” means with respect to the assets (or the stock) of each Operating Company, the Rejected Offer with the highest proposed purchase price.

     “Bonus Formula” has the meaning set forth in Section 5.6.

     “Business Day” means any day except Saturday, Sunday, or a day in which commercial banks in the state of Nevada or state of New York are authorized or required by law to close.

     “Cash Collateral Stipulation” has the meaning set forth in Section 9.1.

     “Cash Distribution Incentive” has the meaning set forth in Section 5.2.

     “Chapter 11 Cases” has the meaning set forth in Article II.

     “Compensation Motion” has the meaning set forth in Section 5.7.

     “Confirmation Date” means the date upon which the Bankruptcy Court enters its order confirming the Plan for FGC.

     “Consenting Noteholders” means, collectively, (i) Putnam, MSDW, Contrarian and Prudential, (ii) any Transferees to whom a transfer of any Notes has been effected by any Consenting Noteholder after the date hereof and (iii) any Noteholders that are Affiliates of any Transferees.

     “Contrarian” has the meaning set forth in the Preamble to this Agreement.

     “Court Approval Date” has the meaning set forth in Section 5.2.

     “Debtors” has the meaning set forth in the Preamble to this Agreement.

     “Debtors’ Professionals” means Gordon & Silver, Ltd., KPMG, LLP, Arthur Andersen, LLP, Hughes, Hubbard and Reed, Deloitte & Touche LLP and such other professionals retained by the Debtors to advise and represent them in the Restructuring and in the Chapter 11 Cases.

     “Deemed Sales Prices” means the sales price at which the assets (or stock) of each Operating Company are ultimately sold, including a credit bid by the Indenture Trustee; provided, however, that if a bid for the assets or stock of any Operating Company made at any auction is not accepted by the Indenture Trustee and the auction is terminated, the last bid before such auction was terminated shall be the Deemed Sales Price of such Operating Company.

     “Default Date” has the meaning set forth in Section 5.2.

     ~~“Default Extension Period” with respect to each Operating Company shall be a period of three months plus the time to obtain Bankruptcy Court and gaming regulatory approvals of a new sale transaction.~~

     ~~“Delay Extension Period” has the meaning set forth in Section 5.2.~~

     “Discount Rate” has the meaning set forth in Section 5.2.

     “Distributable Cash” means the sum of: (a) all Excess Cash Distributions paid to the Indenture Trustee; (b) net cash and non-cash consideration received by the Indenture Trustee or the beneficiaries of the Liquidating Trust from the sales of assets (or stock) of Operating Companies and the Deemed Sales Price (without duplication); (c) all Purchase Notes received by the Debtors; (d) the Nevada Purchase Notes received by the Debtors; (e) the proceeds of the Net Residual Assets; (f) the amount of the Retention Payment; (g) the amount paid to Houlihan Lokey by FGC and/or the other Debtors in excess of $600,000.00; (h) the sum of each Higher Offer Amount; and (i) the Deemed Sales Price to the extent not included in subpart (b) of this paragraph. No component of Distributable Cash shall be reduced by the Cash Distribution Incentive payment(s) when determining Distributable Cash.

     “Distribution Date” has the meaning set forth in Section 5.2.

     “Definitive Purchase and Sale Agreement” has the meaning set forth in Section 3.1(a).

     “Effective Date” means the later of the first Business Day following the closing date of the sale of the last of the assets (or stock) of the Operating Companies or the first Business Day that is at least eleven calendar days after the Confirmation Date of the FGC Plan.

     “Events of Default” as used in the Recitals and Article II of this Agreement shall have the meaning provided in the Indenture.

     “Excess Cash” means $13,000,000 distributed pursuant to Section 4.1 of this Agreement and, with respect to any applicable period after the Petition Date, all cash and all cash equivalents held by the Debtors (excluding Restricted Cash and the Retention Payment to the extent not included in the definition of Restricted Cash) in excess of $~~15,000,000.00~~ 16,500,000.00 (or $15,000,000 once Fitzgeralds Reno is the subject of a Definitive Purchase and Sale Agreement) plus the applicable Purchase Agreement Cash Reserve plus the amount of any bid protection (i.e. Breakup fee) or expense reimbursement then pending in an application or stated in an order therefore .

     “Excess Cash Distributions” has the meaning set forth in Section 4.2.

     “Executive” has the meaning set forth in the Preamble to this Agreement.

     “Executive Claims/Interests” has the meaning set forth in Section 7.2.

     “Executive Payment” has the meaning set forth in Section 5.5.

     “Existing Common Stock” means all the outstanding and existing common stock and related options and warrants (if any) of FGC.

     “Existing Preferred Stock” means all of the outstanding and existing preferred stock of FGC and related options and warrants, including the cumulative redeemable preferred stock of FGC issued pursuant to a Certificate of Designation of Preferences and Rights dated the 8th day of December 1995.

     ~~“Extended Transactions” has the meaning set forth in Section 5.2.~~

     “FBHI” has the same meaning set forth in the Preamble to this Agreement, and is a wholly owned subsidiary of FI.

     “FBHII” has the same meaning set forth in the Preamble to this Agreement, and is a wholly owned subsidiary of FBHI.

     “FFEC” has the meaning set forth in the Preamble of this Agreement, and is a wholly owned subsidiary of FLVI.

     “FI” has the same meaning set forth in the Preamble to this Agreement, and is a wholly owned subsidiary of FGC.

     “FLVI” has the same meaning set forth in the Preamble to this Agreement, and is a wholly owned subsidiary of FSI.

     “FAMI” has the same meaning set forth in Section 5.8 and is a Non-Debtor Affiliate.

     “Final Order” means an order, judgment or other decree of the Bankruptcy Court which has not been appealed, vacated, reversed, modified or amended or stayed, and for which the time to appeal or seek review or rehearing has expired.

     “FM” has the same meaning set forth in Section 5.8 and is a non-Debtor Affiliate.

     “FMI” has the same meaning set forth in the Preamble to this Agreement, and is a wholly owned subsidiary of FSI.

     “FRI” has the same meaning set forth in the Preamble to this Agreement, and is a wholly owned subsidiary of FGC.

     “FSI” has the meaning set forth in the Preamble to this Agreement, and is a wholly owned subsidiary of FGC.

     “Fitzgeralds Black Hawk” means the assets comprising the Fitzgeralds Black Hawk Casino owned and operated by 101 Main.

     “Fitzgeralds Las Vegas” means the assets comprising the Fitzgeralds Las Vegas Hotel and Casino owned and operated by FLVI.

     “Fitzgeralds Reno” means the assets comprising the Fitzgeralds Reno Hotel and Casino owned and operated by FRI.

     “Fitzgeralds Tunica” means the assets comprising the Fitzgeralds Tunica Hotel and Casino owned and operated by FMI.

     “Foothill” means Foothill Capital Corporation, a California corporation.

     “FSI Warrants” means any warrants to purchase shares of common stock of FSI, formally known as Fitzgeralds Gaming Corporation, issued in connection with the issuance of $36,000,000 in aggregate amount of Senior Secured Notes in February 1994.

     “Guarantors” has the meaning set forth in the Recitals to this Agreement.

     “Higher Offer Amount” means with respect to the assets or stock of each Operating Company, the difference between: (a) the Best Rejected Offer; and (b) the Deemed Sales Price; provided, however, if (a) is less than (b), the Higher Offer Amount shall be deemed to equal zero. ~~For purposes of calculating the Higher Offer Amount, the assets (or stock) of any Operating Company, which remain unsold as of the Liquidation Date, shall have a Deemed Sales Price of zero only if there was no bid at the auction other than the credit bid of the Indenture Trustee.~~

     “Houlihan Lokey” means Houlihan Lokey Howard Zukin Capital.

     “Indenture” has the meaning set forth in the Recitals to this Agreement.

     “Indenture Trustee” has the meaning set forth in the Recitals to this Agreement.

     “Informal Committee” means the informal committee of Noteholders comprised of Consenting Noteholders signatory hereto.

     “Informal Committee Professionals” means Ropes & Gray and Houlihan Lokey and such other professionals retained by the Informal Committee from time to time.

     “Interim Fee Procedures Motion and Order” has the meaning set forth in Sections 9.4 and 9.5.

     “Legal Opinion” has the meaning set forth in Section 7.2.

     “Leveraged Offer(s)” means any offer to acquire one or both of the Nevada Properties, which among other things, is conditioned upon the applicable selling Debtor accepting a Nevada Purchase Note(s) as consideration.

     “Lien” has the meaning set forth in Section 101(37) of the Bankruptcy Code.

     “Liquidating Trust” has the meaning set forth in Article VI of this Agreement.

     “Liquidation Date” means the date on which ~~is~~ the ~~later~~sale of:~~(a) December 31, 2001; (b)~~ the ~~termination of the~~ last ~~Delay Extension Period; and (c) the termination~~Operating Company is consummated and all of the ~~last Default Extension Period~~Residual Assets have been transferred to the Liquidating Trust.

     “Minimum Spread” means an amount equal to 500 basis points plus the product of 20 basis points times the difference between 25% and the percentage of shareholders’ equity as a portion of total financing debt and equity capitalization of the Buyer on the closing date of the sale.

     “Motions” means individually and collectively the Protocol Motion, Compensation Motion, 363 Motion, Motion to Approve the Cash Collateral Stipulation and the Interim Fee Procedures Motion.

     ~~“MSDW” has the meaning set forth in the Preamble to this Agreement.~~

     “Net Distributable Cash” means cash and non-cash consideration available for distribution to the Indenture Trustee (and the Noteholders) and shall equal the Distributable Cash less the sum of: (a) the Cash Distribution Incentive payments; (b) the Retention Payment; (c) the amount paid to Houlihan Lokey by FGC and/or the other Debtors in excess of $600,000.00; and (d) to the extent any Higher Offer Amounts greater than zero are included in Distributable Cash, the sum of each such Higher Offer Amount and the portion of value ultimately realized from the sale of the assets (or stock) of each individual unsold Operating Company to which each such individual Higher Offer Amount relates.

     “Net Residual Assets” means an amount equal to the difference between: (a) the Residual Assets, minus (b) the Tail Liability.

     “Nevada Club, Inc.” has the meaning set forth in Section 5.8 and is a wholly owned subsidiary of FGC and a Non-Debtor Affiliate.

     “Nevada Properties” means Fitzgeralds Las Vegas and Fitzgeralds Reno and “Nevada Property” means either of the Nevada Properties.

     “Nevada Purchase Note(s)” means a note issued (or to be issued) by a purchaser in connection with the acquisition of one or both of the Nevada Properties. Each Nevada Purchase Note shall have terms, which are no less favorable to the Debtors than the Nevada Purchase Note Terms.

     “Nevada Purchase Note Terms” means in respect of a Nevada Purchase Note: (a) securing the obligations under such Nevada Purchase Note with a first priority lien, mortgage and security interest on all assets of the Operating Company having been sold in respect of that Nevada Purchase Note; (b) a maturity date (without acceleration) of the principal of all interest on such Nevada Purchase Note not later than the sixth anniversary of its making; (c) representations, warranties, defaults and restrictive covenants on operation and financing activities of the maker that are customary for senior secured indebtedness in the gaming industry; (d) a principal amount that does not exceed 85% of the purchase price for such Operating Company; (e) interest payable in cash not less than semi-annually; and (f) an interest rate not less than the sum of the Minimum Spread plus the interest rate on U.S. Treasury Notes as of the date of the closing with the same maturity date as such Nevada Purchase Note.

     “Non-Debtor Affiliates” has the meaning set forth in Section 5.8.

     “Noteholders” means any beneficial holder of Notes.

     “Notes” has the meaning set forth in the Recitals to this Agreement.

     “Official Noteholder Committee” means an official committee as provided for by Section 1102(a)(1) of the Bankruptcy Code, the majority of members of which are Consenting Noteholders.

     “Operating Cash” shall mean, with respect to the Operating Companies as a group, cash and cash equivalents (exclusive of Restricted Cash) in the total amount of $13 million. With respect to each individual Operating Company, Operating Cash shall mean cash and cash equivalents (exclusive of Restricted Cash) in the following amounts: FRI — $3 million; 101 Main — $2.5 million; FLVI - $3.5 million; and FMI $4 million.

     “Operating Companies” has the meaning set forth in the Preamble to this Agreement and “Operating Company” means any of the Operating Companies.

     “Operating Pleadings” has the same meaning set forth in Section 9.1.

     “Petition Date” means the date that the Debtors file their petitions under Chapter 11 with the Bankruptcy Court.

     “Petition Pleadings” has the meaning set forth in Section 9.1.

     “Pre-Petition Cash Distribution” has the meaning set forth in Section 4.1.

     “Pre-Petition Unsecured Payment” has the meaning set forth in Section 3.8.

     “Properties” means, collectively, Fitzgeralds Black Hawk, Fitzgeralds Las Vegas, Fitzgeralds Reno and Fitzgeralds Tunica. “Property” means any of the Properties.

     “Plan” means plan(s) of reorganization to be proposed by the Debtors on terms consistent and in accordance with this Agreement, which plan(s) are in form and substance reasonably acceptable to the Consenting Noteholders.

     “Protocol Motion” means the Motion for Order Approving Procedures for Sale of Assets Free and Clear of Liens, Claims and Interest and Assumption and Assignment of Certain Executory Contracts and Unexpired Leases, in substantially the form attached hereto as Exhibit “1,” to be filed on the Petition Date for the purposes of establishing the procedures by which sales of Operating Companies shall be documented, advertised and brought before the Bankruptcy Court for approval, as such procedure may be amended from time to time.

     “Prudential” has the meaning set forth in the Preamble to this Agreement.

     “Purchase Agreement Cash Reserve” means, at all times when the Debtors are party to ~~definitive purchase agreements~~Definitive Purchase and Sale Agreements for a number of Operating Companies listed below, the amount in the following chart:

# of Operating Companies
Under P & S Contracts	Amount

$0	$0
1	~~$3,000,000~~$0
2	$4,000,000
3	$5,000,000
4	$7,500,000

     “Purchase Note(s)” means a note issued (or to be issued) by a purchaser in favor of FMI or 101 Main (or both as the case may be) in connection with the acquisition of Fitzgeralds Black Hawk and/or Fitzgeralds Tunica.

     “Putnam” has the meaning set forth in the Preamble to this Agreement.

     “Qualified Offer” means a cash offer with respect to Fitzgeralds Black Hawk and Fitzgeralds Tunica, and means either a cash offer or a Leveraged Offer with respect to either Fitzgeralds Las Vegas or Fitzgeralds Reno. Such offer(s) shall be from a party that more likely than not can close the proposed transaction, including obtaining any necessary financing (excluding any financing which consists of a Nevada Purchase Note) and required licensing approvals, and shall contain substantially all of the non-financial material terms and conditions contained in the Purchase and Sale Agreement attached as Exhibit “2” to the Protocol Motion.

     “Rejected Offer” means any Qualified Offer (excluding any Leveraged Offer made by any Executive or his Affiliates) received for the assets (or the stock) of any of the Operating Companies of which FGC recommends the acceptance, but which the Informal Committee (or the Official Noteholder Committee, as the case may be) or Indenture Trustee elects to reject.

     “Residual Assets” means, without duplication of any other component of Distributable Cash, all tangible and intangible assets belonging to the Debtors and to the Liquidating Trust which, as of the Liquidation Date, are not a Purchase Note(s), Nevada Purchase Note(s) or operating assets (or stock) of any Operating Company that has not been sold.

     “Restricted Cash” means cash which, in accordance with generally accepted accounting principles (“GAAP”) consistently applied, is properly classified on the balance sheet of FGC and/or any of its subsidiaries as “restricted.” The $2,400,000.00 placed in escrow for the Retention Payment and/or any unfunded portion thereof shall automatically be considered Restricted Cash notwithstanding requirements pursuant to GAAP to classify such amounts otherwise.

     “Restructuring” has the meaning set forth in Article II.

     “Retention Payment” has the meaning set forth in Section 5.4.

     “Section” means a Section of this Agreement unless the context otherwise indicates.

     “Security Documents” as used in Article II of this Agreement shall have the meaning provided in the Indenture.

     “Senior Management” has the meaning set forth in the Preamble to this Agreement.

     “Senior Management Affiliate” has the meaning set forth in Section 10.1.

     “Senior Management Incentive Program” means the Cash Distribution Incentive and Retention Payment payable to Senior Management as set forth in Article V and the Executive Payment.

     “Subject Parties” has the meaning set forth in Section 7.2.

     “Successors” has the meaning set forth in Section 7.2.

     “Subsidiaries” means FRI, 101 Main, FMI, FI, FSI, FBHI, FBHII, FFEC and FLVI.

     “Tail Liability” is any liability (excluding the Notes) of any of the Debtors not assumed in connection with a purchase of the assets or the stock of the Operating Companies.

     “Transfer” has the meaning set forth in Section 7.2.

     “Transferee” has the meaning set forth in Section 7.2 of this Agreement.

     “Transferee Agreement” has the meaning set forth in Section 7.2.

     “Transferor” has the meaning set forth in Section 7.2.

     “Unsecured Debt Cap” has the meaning set forth in Section 3.8.

     “UST” means the Office of the United States Trustee.

     “Wind-up Period” has the meaning set forth in Section 5.6.

Article II
General Terms of Restructuring

     Section 2.1 General Purpose of Agreement. The parties to this Agreement have agreed to a restructuring of the Debtors which shall be implemented by the Debtors commencing cases under Chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”) in Bankruptcy Court (the “Restructuring”). The Debtors, Senior Management and the Consenting Noteholders have concluded that the enterprise value of the Debtors (including separate sales of the Operating Companies’ assets or stock) is not sufficient to pay all claims in respect of the Notes in full, and therefore no distribution will be made to holders of Existing Common Stock, Existing Preferred Stock and the FSI Warrants. The Debtors in coordination and cooperation with the Informal Committee will seek purchasers for the assets (or the stock) of the Operating Companies during the period prior to the filing of the Chapter 11 Cases. In order to accomplish this orderly liquidation, the Debtors shall file petitions for relief under Chapter 11 of the Bankruptcy Code and proceed by way of 363 Motions(s) and/or Plan(s) to obtain approval of sales agreements with such purchasers in accordance with the Protocol Motion, and in the event sales agreements are not entered into for the sale of the assets (or the stock) of all of the Operating Companies and an auction is requested by the Consenting Noteholders pursuant to Section 3.1 (c) of this Agreement, to sell the assets (or the stock) of any remaining Operating Companies through an auction process before the Bankruptcy Court. The Restructuring will provide for the Indenture Trustee (and thereby, the Noteholders) to receive the Net Distributable Cash. Additionally, given the regulatory approvals needed to accomplish the Restructuring, and in recognition of the need to retain Senior Management in order to insure continuity and compliance with all gaming regulations and licensing requirements in the Debtors’ operations during the Restructuring, the Senior Management Incentive Program will be adopted by the Debtors as a preventative measure in order to retain key executives and adequately compensate them for their continued employment with the Debtors during the Restructuring and to incentivise Senior Management to obtain the highest return for the Noteholders. The summary of the Restructuring set forth in this Section 2.1 is qualified in its entirety by the other provisions of this Agreement, which provide a more detailed description of the terms and conditions of the Restructuring.

     Section 2.2 Acknowledgment of Obligations. FGC and the Guarantors acknowledge, confirm and agree that as of the date hereof, FGC and the Guarantors are indebted to the Indenture Trustee in the principal amount of $205,000,000 with respect to the Notes, together with accrued interest of approximately $56,800,000, plus certain charges and expenses of the Indenture Trustee. Such amounts, and fees, costs, expenses and other charges now or hereafter payable under the Indenture and the Security Documents are unconditionally owing by FGC and the Guarantors without offset, defense or counterclaim by the Debtors of any kind, nature or description whatsoever, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

     Section 2.3 Acknowledgment of Security Interests. FGC and the Guarantors hereby acknowledge, confirm and agree that as of the date hereof, the Indenture Trustee (for the benefit of the Noteholders) has and shall continue to have valid, enforceable and perfected liens upon and security interest in the collateral heretofore granted to the Indenture Trustee pursuant to the Security Documents (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally with respect to enforceability or by equitable principles relating to enforceability), subject only to the liens described on Schedule 2.3 not exceeding the amount listed thereon.

     Section 2.4 Acknowledgement of Binding Effect of Documents. FGC and the Guarantors hereby acknowledge, confirm and agree that as of the date hereof: (a) each of the Security Documents to which FGC or any Guarantor is a party has been duly executed and delivered by FGC or such Guarantors and each is in full force and effect, (b) the agreements and obligations of FGC and the Guarantors contained in the Security Documents constitute legal, valid and binding obligations of FGC and the Guarantors, as the case may be, enforceable against FGC and the Guarantors in accordance with their respective terms, and neither FGC nor any Guarantor has any valid defense to the enforcement of such obligations, except as legality, validity and enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability, (c) the agreements and obligations of FGC and the Guarantors contained in this Agreement constitute legal, valid and binding obligations of FGC and the Guarantors in accordance with their terms, subject to entry of any Bankruptcy Court orders necessary to carry out the transactions provided for in this Agreement.

     Section 2.5 No Other Waivers; Reservations of Rights.

(a) The Consenting Noteholders have not waived, and are not by this Agreement waiving, any Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Existing Default or otherwise), and the Consenting Noteholders have not agreed to forbear with respect to any of its rights or remedies concerning any Events of Default except as provided herein.

(b) Subject to this Agreement, the Consenting Noteholders reserve the right, in their discretion, to exercise any or all of their rights and remedies (and to direct the Indenture Trustee with respect to its rights and remedies) under the Indenture and the other Security Documents as a result of any Events of Default which may be continuing on the date hereof or any Event of Default which may occur after the date hereof, and the Consenting Noteholders and the Indenture Trustee have not waived any of such rights or remedies, and nothing in this Agreement, and no delay on its part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

(c) Except as expressly agreed herein, no Debtor or Executive or any combination thereof has waived, and by the execution of this Agreement shall not be deemed to waive any right or remedy, whether at law, in equity, or under any agreement, regardless of form, in respect to any person, including the Noteholders, Consenting Noteholders the Informal Committee (or the Official Noteholders Committee as the case may be) or the Indenture Trustee, or any document or agreement, including the Notes, the Indenture or any guarantee.

Article III
Liquidation of Operating Companies and the Chapter 11 Cases

     Section 3.1 Sales of Operating Companies and Commencement of Chapter 11 Cases

(a) Marketing and Sale of Operating Companies. (i) The Debtors shall prepare marketing materials not later than January 2, 2001 and, subject to any “no shop” agreement entered into by any of the Debtors, as permitted by Section 3.1(b) of this Agreement, shall market the Operating Companies on the terms and conditions substantially as set forth in the Protocol Motion. (ii) If a Definitive Purchase and Sale Agreement (here and hereinafter in this Agreement, as defined in the Protocol Motion) is agreed to for the sale of two or more of the Operating Companies’ assets, and the purchaser under such agreement has waived all due diligence contingencies under such agreement on or before December 4, 2000, then the Debtors shall commence the Chapter 11 Cases by December 5, 2000, and within ten (10) Business Days thereafter shall file a 363 Motion to approve the sale subject of such agreement, free and clear of Liens subject to the terms and conditions of such agreement and this Agreement. In any other event, the Debtors shall file the Chapter 11 Cases no later than January 19, 2001 to effectuate the orderly liquidation of the Operating Companies. Thereafter, in accordance with the sales’ procedures (as amended from time to time) outlined in the Protocol Motion, the Debtors shall file the appropriate 363 Motion or Plans, as the case may be, to sell the assets (or the stock) of the Operating Companies. Although it is contemplated that the sales will be of the assets of the Operating Companies, nothing herein shall preclude the sale of the stock of an Operating Company by the Debtors. Subject to Section 10.1(d) and (e), during the term of this Agreement, the Debtors will not enter into an agreement to sell any of the assets (or stock) of the Operating Companies without the consent of the

Consenting Noteholders who are at the time beneficial owners (or record owners) of a majority of the principal amount of Notes.

(b) Agreement with Purchaser. Debtors with the approval of the Consenting Noteholders may enter into “no shop” agreements with prospective purchasers, whereby the Debtors may agree not to, directly or indirectly, solicit or encourage, initiate or enter into discussions or transactions, or provide information regarding any applicable Operating Company to any person concerning the acquisition of such Operating Company for periods of time prior to and/or subsequent to the Petition Date. ~~If as a result of such an agreement, any order, motion, plan or proceeding to approve a Definitive Purchase and Sale Agreement with such purchaser is delayed or postponed by the Bankruptcy Court as a result of the “No Shop” agreement, then the Distribution Date and the date of December 31, 2001 as set forth in the Liquidation Date definition and Sections 5.2, 5.4 and 12.10 of this Agreement shall be extended for a period of time equal to the duration of the postponement or delay ordered by the Bankruptcy Court due to such “no shop” provision.~~

(c) Auction of Assets of Remaining Operating Companies. In the event a Definitive Purchase and Sale Agreement has not been reached ~~regarding a sale~~ with respect to ~~one or more~~the disposition of all of the Operating Companies’ assets (or stock) on or before September 1, 2002, and Consenting Noteholders holding (or beneficially owning) an aggregate principal amount of Notes greater than 50% of the outstanding principal amount of Notes held by the ~~Petition Date~~Consenting Noteholders elect in writing, ~~the~~then Debtors shall ~~continue to market and shall~~ cause any unsold Operating Companies’ assets (or stock) to be sold by auction conducted (not later than 120 days after notice of such election is given) by the Bankruptcy Court ~~on or about June 15, 2001, pursuant to~~unless, after such notice is given, but before the ~~procedures set forth in~~auction date, a Definitive Purchase and Sale Agreement is executed with the ~~Protocol Motion~~consent of the Consenting Noteholders.

Any term in this Section 3.1 to the contrary notwithstanding, the provisions of Section 3.1 are subject to Sections 5.1 and 5.2 of this Agreement.

     Section 3.2 Sale Negotiations. The Informal Committee shall have the right to participate with the Debtors in negotiations with potential purchasers of the assets and/or stock of the Operating Companies. The Debtors shall keep the Informal Committee, through the Informal Committee Professionals, informed as to the status of the solicitation of purchasers and all negotiations. The Informal Committee may designate two of its members along with the Informal Committee Professionals to participate with the Debtors in such negotiations; provided, however, that upon Debtors’ request, only one such member, together with the Informal Committee Professionals, shall participate in any particular meeting with potential purchasers. All sales and solicitation materials are subject to review by the Informal Committee’s financial advisors prior to dissemination to potential purchasers. The Informal Committee’s financial advisor shall be informed of all written and oral communications with potential purchasers. All draft purchase and sale documentation shall be provided to the Informal Committee Professionals upon receipt by the Debtors and/or Senior Management, and to the extent prepared by the Debtors, the Debtors’ Professionals or Senior Management, prior to dissemination to potential purchasers.

Upon the commencement of the Chapter 11 Cases, if the U.S. Trustee appoints an Official Noteholder Committee, then the Official Noteholder Committee shall participate in the negotiations with potential purchasers in lieu of the Informal Committee.

     Section 3.3 Certain Agreements to Cooperate and Other Rights Respecting Claims Purportedly Owned by Fitzgeralds Sugar Creek, Inc. The Debtors, the Consenting Noteholders and Senior Management shall attempt to resolve on or before December 8, 2000 the dispute which has arisen concerning the ownership and prosecution of an action in respect of gaming licensing and gaming operation in Missouri, which involved Fitzgeralds Sugar Creek, Inc., a revoked Missouri corporation. Any resolution shall be subject to Bankruptcy Court approval. If the Debtors, the Consenting Noteholders and Senior Management cannot resolve this dispute by the December 8, 2000 deadline, it is agreed that Philip D. Griffith shall have the right to seek Bankruptcy Court adjudication of the rights to ownership of the prosecution of any actions regarding such Missouri gaming licensing and gaming operation by motion notwithstanding Bankruptcy Rule 7001. The motion may be heard on an order shortening time on notice of the Informal Committee (or the Official Noteholder Committee, as the case may be) and the other Executives. The actions by Philip D. Griffith to pursue such a motion would, notwithstanding any other term in this Agreement, not constitute a violation of this Agreement.

     Section 3.4 Forbearance by Consenting Noteholders and the Indenture Trustee. Upon execution hereof, each Consenting Noteholder shall, until the Liquidation Date (i) refrain from filing, recording or serving (or causing to be filed, recorded or served) any notice of foreclosure or default, and shall not take, or instruct the Indenture Trustee, Informal Committee (or the Official Noteholder Committee, as the case may be) or any of their professionals to take, any other action to foreclose upon any of the collateral securing the Notes or the obligations of FGC under the Indenture (including Sections 6.2 and 6.5 thereof) or any guarantee relating thereto, and (ii) take such actions on a timely basis as provided for in Sections 6.4 and 6.5 of the Indenture to instruct and direct the Indenture Trustee to refrain from filing any such notice or taking any other action to pursue any remedy or enforce an “Event of Default” under the Indenture; provided, however, that the Consenting Noteholders shall not be required to indemnify the Indenture Trustee.

     Section 3.5 Consenting Noteholder Representation. Both prior to and after the Petition Date, the Debtors Professionals and the Informal Committee Professionals shall continue to cooperate with one another, and the Debtors shall pay such Informal Committee Professionals in accordance with existing procedures and compensation agreements. Subsequent to the Petition Date, the Debtors shall pay the Informal Committee’s Professionals or, alternatively, in the event an Official Noteholder Committee is appointed, the Official Noteholder Committee’s Professionals, only pursuant to the Cash Collateral Stipulation or Bankruptcy Court order. Notwithstanding anything in this Agreement to the contrary, the Consenting Noteholders shall have no obligation to retain Informal Committee Professionals, or provide any instructions or directions to such Informal Committee Professionals, in the event the Debtors are not authorized by the Bankruptcy Court to pay the fees and expenses of the Informal Committee Professionals under Section 3.4 of the Agreement Regarding Use of Cash Collateral.

     Section 3.6 Treatment of FGC Equity Interests. On the Effective Date of the Plan for FGC, the Existing Common Stock, Existing Preferred Stock and the FSI Warrants shall be cancelled and extinguished. Such holders shall receive nothing under the Plan and shall not receive any equity or other interest in any of the Debtors (as reorganized) or any other consideration in exchange for the cancellation of the Existing Common Stock, Existing Preferred Stock and the FSI Warrants.

     Section 3.7 Treatment of Subsidiary Equity Interests. No later than the Effective Date of the Plan for FGC, all Existing Common Stock of the Subsidiaries shall have been sold or extinguished and all remaining assets of the Subsidiaries liquidated and transferred to FGC. The FFEC Common Stock may be conveyed as part of the purchase of Fitzgeralds Las Vegas and all obligations of FFEC assumed by the purchaser of Fitzgeralds Las Vegas.

     Section 3.8 Pre-Petition Cash Distribution to Certain Unsecured Creditors.

(a) Until the Petition Date, the Debtors will continue to pay their outstanding undisputed, non-contingent and ordinary course unsecured debts in the ordinary course of business and remain current with all such creditors. It is the parties’ intention to eliminate the potential for pre-petition outstanding undisputed, non-contingent, ordinary course, and unsubordinated, unsecured debts/claims and otherwise avoid any delay or disruption of vendor services to the Operating Companies; the Debtors intend to pay, shortly before the Petition Date, all outstanding undisputed, non-contingent, ordinary course, unsubordinated, unsecured claims (the “Pre-Petition Unsecured Payment”). To the extent that any unsecured creditors’ claims of the Debtors (exclusive of the deficiency claim of the Noteholders and any claims subordinated thereto and payroll and payroll- related claims) exist as of the Petition Date, the Plan shall provide that on the Effective Date, those general unsecured claims which are not paid in full pursuant to the Operating Pleadings, and which are not subordinated to any deficiency claim of the Indenture Trustee, shall be paid in full, provided such claims, including anticipated rejection claims arising under Section 365 of the Bankruptcy Code, do not exceed $4,000,000 in the aggregate, excluding payroll and payroll-related expenses (the “Unsecured Debt Cap”).

(b) In the event unsecured creditors’ claims of the Debtors (exclusive of the deficiency claim of the Noteholders, any claims subordinated thereto and payroll and payroll-related claims), as of any applicable claims bar date, (and any anticipated rejection claims arising under Section 365 of the Bankruptcy Code) exceed the Unsecured Debt Cap, at the election of Consenting Noteholders who are at the time beneficial owners (or record holders) of a majority of the principal amount of the Notes, the Debtors shall propose and support a Plan that classifies and treats those general unsecured claims, including rejection claims, similar to the deficiency claim of the Indenture Trustee, and the Consenting Noteholders shall direct the Indenture Trustee, the Informal Committee (or the Official Noteholders Committee, as the case may be) and their professionals to support such a Plan before the Bankruptcy Court. The Consenting Noteholders agree to vote all of their claims against and interest in the Debtors for such a Plan, except to the extent such claims or interests are deemed by operation of the Bankruptcy Code to have accepted or rejected the Plan. If the Debtors fail to propose and support such a Plan at the request of Consenting Noteholders, who are beneficial owners (or record owners) of a majority of a principal amount of Notes, the Debtors agree to the termination of any remaining portion of the exclusivity period solely in favor of the Consenting Noteholders. Each Executive shall also vote all of the claims against and interests in the Debtors that he owns, or of which he has the power to control the vote in favor of such a Plan, except to the extent such claims or interests are deemed by operation of the Bankruptcy Code to have accepted or rejected the Plan. In this regard, the Debtors agree to provide the Consenting Noteholders who at the time are the beneficial or record owners of a majority of the principal amount of the Notes and proposing such a Plan with information necessary to prepare a disclosure statement.

     Section 3.9 Treatment of the Foothill Claim. Debtors shall use their best efforts to obtain a reconveyance of the Foothill Liens prior to the Petition Dates and in this regard to pay all contractual sums due Foothill. In the event that the Foothill Liens are not released prior to the Petition Date, Debtors shall continue their efforts to obtain voluntary reconveyances of the Foothill Liens, but if unsuccessful, Foothill shall be treated as unimpaired under the Plan(s) of the Debtors and shall be paid the amount of its allowed claim no later than with the closing of the first purchase of an Operating Company.

     Section 3.10 Certain Obligations in respect of Official Noteholder Committee. Nothing in this Agreement shall deemed to require a Consenting Noteholder to serve on an Official Noteholder Committee; provided, however, any Consenting Noteholder who becomes a member of an Official Noteholders Committee shall not be required by this Agreement to take any action as a member of that committee which would violate its duties as a committee member, provided, however, that nothing contained in this Section 3.10 shall relieve any Consenting Noteholder from its obligations under this Agreement, and specifically Section 9.2. Debtors agree to support a motion by the Official Noteholders Committee to permit trading by such members subject to appropriate Chinese Wall restrictions.

Article IV
Treatment of Noteholder Claims

     Section 4.1 Pre-Petition Excess Cash Distribution. Subject to the condition precedent that this Agreement has been duly executed by all parties hereto, within three (3) Business Days after the execution of this Agreement and prior to the commencement of the Chapter 11 Cases, FGC shall distribute by wire transfer to the Indenture Trustee for the benefit of the Noteholders Excess Cash in the amount of $13,000,000, to be applied to unpaid and accrued Indenture Trustee’s fees and expenses incurred to date and as partial payment of accrued and unpaid interest and principal as provided in the Indenture (the “Pre-Petition Cash Distribution”). All distributions of Excess Cash pursuant to this Section and Section 4.2, to the extent not recovered as a pre-Petition Date preferential transfer or a recoverable post-Petition Date transfer shall be ~~distributable cash~~Distributable Cash for purposes of calculating the Cash Distribution Incentive payment set forth in Article V. All wire transfers made to the Indenture Trustee under this Agreement shall be directed as follows:

BK OF NYC — ABA NO. 021000018 BBK-ATTN: CORPORATE TRUST AGENCY/GLA 111-565 REF: A/C 117813 RE: FITZGERALDS GAMING

     Section 4.2 Additional Excess Cash Distributions. Subject to the Bankruptcy Court’s approval of that portion of the Cash Collateral Stipulation providing for post-petition payments to the Indenture Trustee to reduce the obligations described in Section 2.2 of this Agreement and on the terms contained in this Section 4.2, the Debtors shall distribute to the Indenture Trustee, for the benefit of Noteholders, all Excess Cash as of the end of each respective first, second or third financial reporting quarter beginning April 1, 2001, within 45 days of the end of such quarter (such distributions, together with the Pre-Petition Cash Distribution, the “Excess Cash Distributions”). With respect to the fourth financial reporting quarter of each year beginning with the financial reporting quarter ending December 31, 2000, Excess Cash will be distributed within 90 days of the end of the fiscal year and such payments shall be applied to unpaid and accrued Indenture Trustee’s fees and expenses incurred to date and as partial payment of accrued and unpaid interest and principal as provided in the Indenture. The provisions of this Section 4.2 are qualified in their entirety by the terms of the Cash Collateral Stipulation and the Interim Order and the Final Order.

     Section 4.3 Distribution of Sale Proceeds. The Restructuring shall be accomplished by the orderly sale of the assets (or the stock) of the Operating Companies and the Residual Assets whether by 363 Motion or a Plan. The Consenting Noteholders hereby agree to the sale or auction of the assets (or the stock) of the Operating Companies free and clear of Liens, with the Liens attaching to the proceeds from such sales, and agree to instruct both the Informal Committee (or the Official Noteholders Committee, as the case may be) and the Indenture Trustee and their professionals to consent to and support approval of such sales before the Bankruptcy Court (but not including the providing of any indemnity to the Indenture Trustee). Upon the closing of any sale of the assets (or the stock) of an Operating Company, the net proceeds, less a reserve for amounts due in connection with the Senior Management Incentive Program and the reserve as reasonably determined by the Debtors and the Informal Committee (or the Official Noteholder Committee, as the case may be) and approved by the Bankruptcy Court for Tail Liabilities, shall be distributed to the Indenture Trustee for the benefit of and distribution to the Noteholders in accordance with the Indenture. The Debtors and the Executives agree to support a plan that provides that the claims of the Noteholders/Indenture Trustee under the Indenture are an undersecured claim(s) and shall be treated through the cash and non-cash distributions contemplated hereby and issuance to the Noteholders of the beneficial interests in the Liquidating Trust. The Consenting Noteholders agree to direct and instruct the Informal Committee (or the Official Noteholders Committee, as the case may be) and the Indenture Trustee and their professionals to support such a plan before the Bankruptcy Court.

     Section 4.4 Reserves Following Consummation of Sales to Majestic Star and Additional Excess Cash Distributions

(a)	In addition to (but without duplication of) the cash sweeps required by Section 4.2, the Debtors shall distribute to the Indenture Trustee, for the benefit of the Noteholders, on the first Business Day that is at least 11 days after the entry of an order approving this Agreement, all cash and cash equivalents held by the Debtors in excess of $16,500,000 once all of the Operating Companies, except Fitzgeralds Reno have been sold, and thereafter $15,000,000 once Fitzgeralds Reno is the subject of a Definitive Purchase and Sale Agreement.

(b)	Reasonable amounts of cash reserves shall be held in the Debtors’ estates, the Reorganized Debtors or any liquidating trusts, in order to provide for anticipated distributions and payments to creditors other than Noteholders, as contemplated by this Agreement and any Plan confirmed in the Debtors’ bankruptcy cases. Reasonable amounts shall also be held in such reserves to pay for rent of the office currently subleased in Las Vegas, and for reasonable legal and administrative support of, and travel (including commuting expenses) of personnel working for, the estates, the Reorganized Debtors or any liquidating trusts.

Article V
Senior Management Incentive Program

     Section 5.1 Senior Management Role. In order to maintain the stability of the operations and gaming licensing during the process of selling the Operating Companies, the Debtors, Senior Management and the Consenting Noteholders have agreed that each of the Executives are to remain with FGC through the Liquidation Date ~~to maximize the value of the Noteholders’ recoveries~~. The parties understand and acknowledge that the end result of the Restructuring is the sale of the Operating Companies and the cessation of all gaming operations by FGC. In conjunction therewith, and although existing employment agreements with each of the Executives will not be assumed by FGC pursuant to Section 365 of the Bankruptcy Code (as set forth in Section 5.6), each of the Executives shall continue to perform ~~their~~ his duties ~~and carry out their responsibilities~~ as more particularly described in ~~their~~ his existing employment ~~agreements and~~ agreement through the Liquidation Date. Each of the Executives shall be compensated ~~thereunder.~~ in accordance with Section 5.6. Each Executive shall continue to serve in his present role as an officer and/or director of the Debtors for so long as he continues to be employed by the Debtors, provided such service does not violate applicable law. In addition, each of the Executives will support the sales process. As additional consideration ~~therefor~~ therefore, the Senior Management Incentive Program shall be adopted by the Debtors as described herein, and shall be supported by the Consenting Noteholders as it is part of the Restructuring.

     Section 5.2 Cash Distribution Incentive.

(a) Subject to Bankruptcy Court approval to be obtained before twenty-~~seven~~ eight (~~27~~ 28 days after commencement by the Debtors of their Chapter 11 Cases, Senior Management shall receive from the Debtors or the trustee of the Liquidating Trust, as applicable, simultaneously with the distribution of the Net Distributable Cash (or any portion thereof), to the Indenture Trustee or to the beneficiaries of the Liquidating Trust, a percentage of the Distributable Cash (“Cash Distribution Incentive”), pursuant to the following schedule:

Distributable Cash	Percent to Senior Management

$115,000,000 or less	0%
$115,000,001 to $164,000,000	7.0%
$164,000,001 and above	8.5%

     In respect of the Cash Distribution Incentive earned, Senior Management shall receive payments which will consist of cash, and if applicable, an interest in the Nevada Purchase Note(s). The amount of the Cash Distribution Incentive payment to be paid in a form other than cash (i.e. Nevada Purchase Note(s)), if any, will be determined at the Liquidation Date and shall equal the product of: (i) the Cash Distribution Incentive earned as of the Liquidation Date; and (ii) the ratio of (a) the estimated fair market value of the Nevada Purchase Note(s) and (b) the Distributable Cash. There will be no Cash Distribution Incentive payment until the Distributable Cash exceeds $115,000,000.00. Percentages apply only to the incremental Distributable Cash above each break point as referenced above and not to the cumulative balance of Distributable Cash. To the extent there is disagreement between Senior Management, the Debtors and the Informal Committee (or the Official Noteholder Committee, as the case may be) with respect to the value of any component of Distributable Cash, the amount of Distributable Cash shall be determined by the Bankruptcy Court.

(b) For purposes of calculating the Cash Distribution Incentive payment and subject to the exceptions and formulations referenced below, Distributable Cash available for distribution subsequent to June 30, 2001 (the “Distribution Date”) shall be present valued to the Distribution Date using an annualized discount rate of 12.25% (the “Discount Rate”). With respect to any portion of Distributable Cash which represents cash or non-cash consideration from the sale of any assets (or stock) of the Operating Companies, such sale proceeds shall be subject to one of the following formulations (for purposes of calculating the Cash Distribution Incentive ~~Payment~~ payment):

1. If Bankruptcy Court approval to sell assets (or stock) of any Operating Company occurs on or before the Distribution Date, then that portion of Distributable Cash which represents cash and/or non-cash proceeds from the sale of assets (or stock) of any such Operating Company pursuant to such Bankruptcy Court order shall not be subject to a present value calculation for any time period (including the time period during which the regulatory approval process(es) is occurring.

2. If Bankruptcy Court approval to sell assets (or stock) of any Operating Company occurs after the Distribution Date but before September 30, 2001, then that portion of Distributable Cash which represents cash and/or non-cash consideration from the sale of assets (or stock) of any such Operating Company pursuant to such Bankruptcy Court order shall be subject to a present value calculation (utilizing the Discount Rate) for the period from the Distribution Date to the date on which the Bankruptcy Court issues an oral order approving such sale ( the “Court Approval Date”). Such sale proceeds shall not be subject to a present value calculation with respect to the period from the Court Approval Date through the date upon which any such sale closes and the applicable portion of the sales proceeds therefrom are distributed to the Indenture Trustee or to the beneficiaries of the Liquidating Trust.

3. If the Court Approval Date occurs subsequent to September 30, 2001 with respect to the sale of assets (or stock) of any Operating Company, then that portion of Distributable Cash which represents cash and/or non-cash consideration from the sale of assets (or stock) of any such Operating Company pursuant to such Bankruptcy Court order shall be subject to a present value calculation (utilizing the Discount Rate) for the period from the Distribution Date through the date on which any such sale closes and the applicable portion of the sales proceeds therefrom are distributed to the Indenture Trustee or to the beneficiaries of the Liquidating Trust.

          provided, however, with respect to the three (3) formulations set forth above, assets of any Operating Company shall include any such Operating Company’s (ies’) Operating Cash and shall not include any other cash or cash equivalents. For purposes of calculating the Cash Distribution Incentive payment, the following components of Distributable Cash shall automatically be deemed to have been distributed on or before the Distribution Date: (i) Excess Cash Distributions paid on or before August 15, 2001; and (ii) items (f), (g) and (h) contained in the definition of Distributable Cash.

          ~~(c) If a sale of the assets (or stock) of an Operating Company, either by sales contract or auction (in either event, the terms and conditions of which are agreed to and documented on or before the Distribution Date), is unable to be closed by December 31, 2001, due to delays related to the purchaser’s(s’) efforts to obtain the necessary regulatory approval(s) and/or financing other than as the result of a default by the Debtors under a Definitive Purchase and Sale Agreement (hereinafter, an “Extended Transaction”), then notwithstanding Section 5.1, 5.6 and 12.10, the Executives, the Debtors and the Consenting Noteholders agree that the Executives will continue to be employed, continue to be compensated as provided for in their respective employment agreements and continue to be entitled to earn the Cash Distribution Incentive in respect of the Operating Companies to which such transaction relates for an additional period of time beyond December 31, 2001 (the “Delay Extension Period”). The Delay Extension Period shall be with respect to each Operating Company the period beginning December 31, 2001 and ending on the date on which the relevant Extended Transaction has closed. Anything in this paragraph to the contrary notwithstanding, if an Extended Transaction is terminated for any reason other than a default by Debtors, it shall be treated under the next succeeding paragraph.~~

          ~~(d) If a sale of the assets (or stock) of an Operating Company, either by sales contract or auction, that is not an Extended Transaction does not timely close because of a purchaser’s breach other than as result of a default by the Debtors, then notwithstanding Sections 5.1, 5.6 and 12.10, the Executives shall continue to be employed, shall continue to be compensated as provided for in their respective employment agreements and shall continue to be entitled to earn the Cash Distribution Incentive in respect of the Operating Company to which such transaction relates beyond December 31, 2001 for the Default Extension Period. The Default Extension Period with respect to each Operating Company shall begin on the earlier of the first Business Day after Debtors are~~

~~notified in writing by the purchaser that the sale will not close, the Debtors notify the purchaser of the purchaser’s default under the purchase agreement or of the Debtors’ intention not to go forward with such sale under such purchase agreement, or the last day set by the Bankruptcy Court order approving a sale, as may be amended from time to time, to close. In such an event, that portion of the Distributable Cash representing the proceeds from the sale of any assets (or stock) of any such Operating Company (including its Operating Cash but not including any other cash or cash equivalents) shall not be present valued to the Distribution Date nor to any other date.~~

          ~~(e) In the event a sale of the assets (or stock) of an Operating Company does not close by December 31, 2001, (as extended by any Delay Extension Period or Default Extension Period applicable to such Operating Company) any sales proceeds with respect to such Operating Company shall not be Distributable Cash.~~

     Section 5.3 Senior Management’s Ownership of Nevada Purchase Notes. In the event the Nevada Properties are sold pursuant to a Leveraged Offer(s), then Senior Management shall own and receive payments under any Nevada Purchase Note(s) in proportion to any Cash Distribution Incentive payment arising from the sale underlying such Nevada Purchase Note(s) in whole or in part, including its portion of the interest accruals thereunder. In connection with the Plan(s), the Debtors and the Consenting Noteholders agree that the Nevada Purchase Notes may be delivered to an agent for the Consenting Noteholders or directly to the Consenting Noteholders.

     Section 5.4 Retention and Severance. Subject to Bankruptcy Court approval by final order to be obtained before twenty-~~seven~~ eight (~~27~~ 28) days after commencement by the Debtors of their Chapter 11 Cases, Senior Management will be entitled to receive from an escrow that has been established retention and severance payments from the Debtors in the aggregate amount of $2,400,000.00 (“Retention Payment”) and shall not be entitled to any severance under their employment agreements. The Retention Payment will be apportioned as follows: Philip D. Griffith, $1,200,000.00, Michael E. McPherson, $400,000.00, Max L. Page, $400,000.00, and Paul H. Manske, $400,000.00. The Retention Payment shall be held in escrow, funded simultaneously with the payment of $13,000,000.00 as provided in Section ~~14.1~~ 4.1 of this Agreement, pursuant to the escrow agreement attached hereto as Exhibit “2”. The Retention Payment shall be paid to an Executive on the earlier of (i) the effective date of a Plan that effectuates ~~a~~ the sale of the assets (or stock) of the last Operating Company (to the extent not previously disposed of pursuant to Bankruptcy Code Section 363) (and transfers all Residual Assets and Tail Liabilities to a Liquidating Trust or (ii) the Liquidation Date, or (iii) the date on which such Executive is terminated without cause by the Debtors (with the consent of the Informal Committee (or the Official Noteholder Committee, as the case may be)); provided, however, that an Executive shall not be entitled to his applicable portion of the Retention Payment if such Executive is not, or has not been continuously since the date of the Restructuring Agreement, employed by the Debtors, unless due to death or disability. To the extent Debtors determine in their reasonable judgment to adopt, after July 1, 2000, a retention and severance program for employees who are not Senior Management, proceeds distributed to Debtors’

employees pursuant to such retention plan (if any) will be netted against the Retention Payment and prorated on a dollar for dollar basis with respect to the share of the Retention Payment to be received by each member of Senior Management.

     Section 5.5 Certain Agreements with Senior Management Regarding Compensation Clawback and Non-Compete Agreements. Each of the Debtors, the Executives and the Consenting Noteholders have agreed to certain other terms and conditions respecting clawbacks of compensation and non-compete agreements that are set forth in this Section 5.5.

(a) Clawback. The portion of the Retention Payment payable to an Executive and the Cash Distribution Incentive Payment payable to Senior Management under Section 5.4 of this Agreement shall be reduced by the lesser of (i) any amount paid or payable to that Executive without the Informal Committee’s consent (or the consent of the Official Noteholder Committee, as the case may be) by a purchaser or its affiliates of the assets (or stock) of an Operating Company and agreed to within one year after the closing or (ii) the percentage of the Retention Payment apportioned to that Executive under Section 5.4 of this Agreement and a portion of the Cash Distribution Incentive Payment equal to the percentage of the Retention Payment apportioned to that Executive under Section 5.4 of this Agreement.

(b) Agreement to Enter Into Non-Compete Agreements. Each Executive on behalf of himself agrees to execute any number of agreements (“non-compete agreements”) restricting his commercial activities in the gaming industry (“competitive activities”) required by any buyer of the assets (or stock) of an Operating Company, whether pursuant to a sale at auction conducted in accordance with the Protocol Motion or otherwise, subject to the following restrictions:

1. General Terms. Any non-compete agreement required to be executed pursuant to this Agreement shall contain customary terms and conditions and may include customary non-solicitation and non-hire provisions, provided they are consistent with this Agreement.

2. Geographic Limitations. Any non-compete agreement required to be executed pursuant to this Section 5.5(b)(2) shall limit each Executive’s competitive activities only in the following geographic areas:

(a) Downtown Las Vegas, which means the area commonly known as Downtown Las Vegas, which consists of the area of the City of Las Vegas, Nevada bounded by Stewart Avenue on the north, Bridger Avenue on the south, Sixth Street on the east and Main Street on the west;

(b) A 75 mile radius of the hotel-casino in Reno, Nevada, owned by FRI, excluding the geographic area within one-half mile of the shoreline of Lake Tahoe;

(c) A 75 mile radius of the casino in Black Hawk, Colorado owned by 101 Main; and

(d) A 75 mile radius of the hotel-casino in Tunica, Mississippi owned by FMI;

3. Duration of Agreement. Any non-compete agreement that an Executive is required to execute pursuant to this Agreement shall limit an Executive’s competitive activities for a period of time not to exceed eighteen (18) months in each geographic area described in Section ~~2.2~~ 5.5(b)(2) of this Agreement; provided, however, such eighteen (18) month term shall commence in each such geographic area upon the earlier to occur of (i) a sale of the assets or stock of each Operating Company in that geographic area, respectively or (ii) the Liquidation Date and in any event on the condition that the Executive Payment is timely made. Each Executive agrees that the provisions set forth in Section 4.08 of the Majestic Star Purchase Agreement dated November 22, 2000 are consistent with this Section 5.5.

4. Non-solicitation and Non-hire. Any non-solicitation and non-hire provisions included in a non-compete agreement may have any geographic scope but shall be limited to twelve (12) months in duration from the commencement of the applicable non-compete agreement.

5. Consideration for Agreement. The Executives shall be paid by the Debtors the aggregate sum of $2,000,000 (the “Executive Payment”) for the non-compete agreement(s) payable as follows: $500,000.00 upon the closing of the sale of the assets (or stock) of Fitzgeralds Reno with the balance of $1,500,000.00 or the entire $2,000,000.00 (in the event that a sale of Fitzgeralds Reno had not yet concluded and the $500,000.00 paid) payable on the earlier of (i) the date that the Indenture Trustee receives Distributable Cash in excess of $115,000,000.00 or (ii) the Liquidation Date. The Executive Payment shall be apportioned as determined between the Executives as they deem appropriate in their sole and absolute discretion. The Executives represent and warrant that they have agreed amongst themselves upon an allocation of the Executive Payment.

     Section 5.6 Senior Management Employment Agreements and Compensation. The Debtors will not assume the existing employment agreements with Senior Management pursuant to Section 365 of the Bankruptcy Code. However, upon commencement of the Chapter 11 Cases and continuing thereafter, Senior Management will continue to receive all compensation and benefits at the levels and under the terms provided in their respective employment agreements ~~through~~ (as extended from time to time up to the consummation of the sale of Fitzgeralds Reno); provided, however, that after December 31, 2001, Philip D. Griffith shall continue to receive such benefits but compensation payable to Philip D. Griffith shall be reduced (relative to the actual base salary received pursuant to his employment contract for such period) by 4.98% for the period commencing the day following (insert date of execution of this Amendment) through the 90th day thereafter, shall be reduced (relative to the actual base salary received pursuant to his employment contract for such period) by 6.64% for the period commencing on the 91st day following (insert date of execution of this Amendment) the 181st day thereafter, shall be reduced (relative to the actual base salary received pursuant to his employment contract for such period) by 8.30% for the period commencing on the 181st day following (insert date of execution of this Amendment) through the termination of Mr. Griffith; provided, however, after the Liquidation Date, none of Philip D. Griffith, Paul H. Manske, Michael E. McPherson or Max L. Page shall receive any compensation or benefits under such employment agreements other than as provided by law, such as COBRA benefits, nor shall any of Philip D. Griffith, Paul H. Manske, Michael E. McPherson or Max L. Page be required to perform any services under such existing employment agreements. Senior Management bonuses for the calendar operating years ~~2000,~~ 2000 and 2001 ~~and any applicable portion of 2002~~ shall be determined using the existing formula used by the FGC compensation committee (“Bonus Formula”). ~~No bonuses shall be paid to Senior Management for the fiscal year 2002.~~ The Bonus Formula, in both ~~amount~~ amounts of bonus and EBITDA targets, will be annualized and adjusted pro ratably to reflect sales of assets (or stock) of Operating Companies at the date they close escrow. Provided Mr. McPherson is employed by Debtors up to the Liquidation Date, Mr. McPherson shall remain in the full-time employment of the Debtors, the Reorganized Debtors or any Liquidating Trust with respect to the Debtors for a period of six (6) months following the Liquidation Date (the “Wind-up Period”) provided the terms of his employment, including salary, benefits, office, support staff and payment of commuting and other reimbursable expenses, but not including bonuses or payments under the Restructuring Agreement, remain the same during the Wind-up Period as they were in 2002. The employment of Mr. McPherson by Debtors, the Reorganized Debtors or any Liquidating Trust shall not delay payment of Mr. McPherson’s portion of the Retention Payment. Mr. McPherson and the Informal Committee hereby agree to engage in good faith negotiations for an extension of the Wind-up period during which extension Mr. McPherson will continue to provide services to Debtors, the Reorganized Debtors or any Liquidating Trust. Such negotiations, however, must take into account (i) any reduced needs for Mr. McPherson’s services and (ii) Mr. McPherson’s requirement that he can accept full-time employment with a compensation package commensurate with his skills, age and employment history. Any agreement to extend the Wind-up Period must be in writing and signed by Mr. McPherson and the Informal Committee at least thirty (30) days prior to the end of the initial six (6) month Wind-up Period. Any amount paid or payable to Mr. McPherson by any person after the initial six (6) months of the Wind-up Period shall not be subject to the clawback provisions of Section 5.5(a) in this Agreement.

     Section 5.7 Bankruptcy Court Approval. The Consenting Noteholders shall direct the Informal Committee (or the Official Noteholder Committee, if applicable) and the Indenture Trustee to instruct their professionals to voice support before the Bankruptcy Court of a motion filed by the Debtors with the Bankruptcy Court to approve the Senior Management Incentive Program and the compensation and benefits provided in Section 5.6 (“Compensation Motion”), substantially in the form attached hereto as Exhibit “3,” which Compensation Motion will be filed on the Petition Date and will come on for hearing upon such limited notice and shortened time as the Bankruptcy Court may allow. The Consenting Noteholders acknowledge and understand that the approval of the Compensation Motion in its entirety within 28 days of the Petition Date is a condition to the continued participation of Senior Management in the Chapter 11 Cases and employment with the Debtors and is a Condition Subsequent to this Agreement.

     Section 5.8 Agreement to Waive Claims by Senior Management.

(a) In partial consideration of the availability of the Retention Payment benefit, the receipt of post-petition compensation during the Executives respective employment (as provided for in this Agreement and by Bankruptcy Court order) and the right to earn the timely payment of the Cash Distribution Incentive (as provided for in this Agreement and by Bankruptcy Court Order), each Executive agrees to waive all claims (not arising under or contemplated by this Agreement) in the Chapter 11 Cases against the Debtors, as well as Fitzgeralds Management Corporation. (“FM”), Fitzgeralds Arizona Management, Inc. (“FAMI”) and Nevada Club, Inc. (and together with FM and FAMI, the “Non-Debtor Affiliates”) upon entry of a Confirmation Order for the Plan of FGC, except in respect to any capital stock interests.

(b) ~~(a)~~ Upon execution hereof each Executive shall, until the Liquidation Date with respect to an Operating Company, refrain from (i) taking any action to enforce, reduce to judgment or collect on, any claim that they have against the Debtors or their Non-Debtor Affiliates not arising under or contemplated by this Agreement and (ii) filing, in their capacities as creditors, claimants or the counterparty to any executory contract (other than this Agreement and any other agreements contemplated by this Agreement), any motion in the Chapter 11 Cases; provided, however, that (i) the Executives shall be permitted (i) to file proofs of claim in the Chapter 11 Cases in order to preserve their rights; (ii) to defend their claims against any objections filed; and (iii) take any other actions the Executives deem necessary or appropriate to preserve their rights.

(c) ~~(b)~~ Upon execution hereof each Executive shall, until the Liquidation Date with respect to an Operating Company, take all commercially reasonable efforts to cause his Affiliates (excluding the Debtors and their Non-Debtor Affiliates) to refrain from (i) taking any action to enforce, reduce to judgment or collect on, any claim that such an Affiliate has against the Debtors or their Non-Debtor Affiliates not arising under or contemplated by this Agreement; and (ii) filing, in such Affiliate’s capacities as a creditor, claimants or the counterparty to any executory contract (other than this Agreement and any other agreements contemplated by this Agreement), any motion in the Chapter 11 Cases; provided, however, that such Affiliates shall be permitted (i) to file proofs of claim in the Chapter 11 Cases in order to preserve their rights; (ii) to defend their claims against any objections filed; and (iii) take any other actions such Affiliate deems necessary or appropriate to preserve their rights.

     Section 5.9 Replacement of Executives. In the event that one or more of the Executives leaves the employ of the Debtors prior to the Liquidation Date without the consent of the Informal Committee, then the Debtors shall hire a replacement, reasonably qualified to perform the responsibilities of such position, to fill the position held by the departing Executive unless the Consenting Noteholders who are beneficial owners (or record owners) of a majority of principal amount of the Notes agree otherwise. The ordinary course compensation for such replacement Executive shall not exceed the compensation of the departing Executive provided pursuant to Section 5.6 of this Agreement unless the Consenting Noteholders who are beneficial owners (or record owners) of a majority of principal amount of the Notes agree otherwise. The Debtors may use the portion of the Retention Payment forfeited by a departing Executive as a hiring incentive for a replacement Executive to be paid on the same terms as would have been paid to the departing Executive. Any departing Executive shall be entitled to retain his allocable portion of (i) the Cash Distribution Incentive earned through the date of his termination by all of the Debtors, calculated as though no termination of such departing Executive occurred and (ii) the Executive Payment.

     Section 5.10 Waiver of all FSI Warrants. In partial consideration of the Pre-Petition Excess Cash Payment and other consideration, the sufficiency of which is acknowledged, any Consenting Noteholder that directly or indirectly holds or controls any FSI Warrants agrees to waive all claims (not arising under or contemplated by this Agreement) in the Chapter 11 Cases upon entry of a Confirmation Order for the Plan of FGC.

Article VI
Liquidating Trust

     On the Effective Date of the Plan for FGC, all Residual Assets of the Debtors will be transferred to a liquidating trust created pursuant to the Plan for the Debtors (“Liquidating Trust”). The beneficiaries of the Liquidating Trust shall be the Noteholders, if the Plan so provides, creditors of the Debtors, and, with respect to Net Residual Assets, also Senior Management. The purpose of the Liquidating Trust shall be to serve as a vehicle for the liquidating Residual Assets, Tail Liabilities and making periodic distributions amongst the beneficiaries. The name of the Liquidating Trust shall be the “Fitzgeralds Gaming Corporation Liquidating Trust,” and shall be administered and managed by an administrator with oversight by a board of managers. The board of managers shall consist of one or more individuals, unless otherwise agreed by the parties, designated by the Informal Committee (or the Official Noteholder Committee, as the case may be) at the confirmation hearing of the Plan. The form of the Liquidating Trust Agreement shall be substantially in the form attached hereto as Exhibit “4.” The administrator of the Liquidating Trust shall issue periodic financial reports. Each Executive shall have the right to review, at his own cost and expense, the financial reports prepared by the administrator for the beneficiaries of the Trust and to inspect, at his own cost and expense, the books and records of the administrator and the board of managers in respect of the Liquidating Trust, its assets, liabilities and activities.

Article VII
Lockup and Conditions on Transfer of Notes

     Section 7.1 Reserved.

     Section 7.2 Restrictions On Transfer of Notes, Claims and Interests.

(a) (i) The Consenting Noteholders irrevocably and unconditionally agree, on behalf of themselves and their respective agents, successors, and permitted assigns and transferees (if any) (collectively, the “Successors”), (x) that neither the Notes nor any beneficial interest in or rights under the Notes shall, directly or indirectly, be transferred, sold, assigned, encumbered, disposed of, or otherwise alienated in any manner (each, a “Transfer”) except as expressly authorized under this Section; (y) not to contest or challenge, or encourage or help any other person or entity to contest or challenge, directly or indirectly, any provisions of this Agreement; and (z) not to enter into any commitments or otherwise obligate themselves to take any actions prohibited by the preceding clauses (x) or (y);

(ii) The Executives irrevocably and unconditionally agree, on behalf of themselves and their respective agents, successors, and permitted assigns and transferees (if any), (x) that neither any interest in or claim against any of the Debtors or the Non- Debtor Affiliates (“Executive Claims/Interests”), nor any beneficial interest in or rights under such interest or claims, shall be transferred except as expressly authorized under this Section; (y) not to contest or challenge, or encourage or help any other person or entity to contest or challenge, directly or indirectly, any provisions of this Agreement; and (z) not to enter into any commitments or otherwise obligate themselves to take any actions prohibited by the preceding clauses (x) and (y).

(b) No Transfer of any Notes or any Executive Claim/Interest may be effected unless the party or parties to whom the Transfer is to be made and the party or parties who would thereby become the beneficial owner of the Notes or any Executive Claim/Interest (collectively, the “Transferee”) execute and deliver to the person or persons (including the Consenting Noteholders) from whom the Transfer is the be made (“Transferor”) and the Debtors the acknowledgment and agreement set forth in Exhibit “5” hereto (the “Transferee Agreement”) and deliver to the Debtors and Transferor a written opinion (“Legal Opinion”) of the Transferee’s counsel, substantially in the form annexed hereto as Exhibit “6”. The Transferee Agreement and the Legal Opinion described in the preceding sentence must be received by the Debtors and Transferor at least three (3) Business Days prior to the Transfer in order for the Transfer to be effective.

(c) Any Transfer or purported Transfer which is not effected in full compliance with this Section shall (i) be void; (ii) not transfer to or vest in the Transferee any ownership interest in, or rights with respect to, the Notes or any Executive Claim/Interest in question; and (iii) constitute a material breach of this Agreement by Transferor and subject Transferor to liability pursuant to Section 7.4 below in the event of a breach by Transferor or the provisions of this Agreement, and specifically this Article VII.

(d) Each Consenting Noteholder and Executive, on behalf of itself and its Successors, waives any and all rights to be a direct or indirect beneficiary of an indemnity or “hold harmless” agreement from Transferee or any other person or entity for liability for the transfer to such Transferee constituting a violation of this Section 7.2.

(e) Any Transferor that holds Notes or any Executive Claim/Interest as nominee for, or in any manner on behalf of, a beneficial owner or participant (such Noteholder or Executive is referred to herein as a “Beneficial Owner”) shall immediately notify such Beneficial Owner of the contents of this Agreement. Such Transferor shall remain subject to liability pursuant to Section 7.4 and such Beneficial Owner shall not recognize, record or effect any change in the beneficial ownership or identity of the participant unless the Beneficial Owner has delivered or caused to be delivered to the Debtors, not less than three (3) Business Days prior to the proposed change, the

Transferee Agreement executed by the proposed new Beneficial Owner or participant and a Legal Opinion as described in paragraph (b) of this Section.

(f) Each Transferor consents, on behalf of itself and its Successors, to service of process by first class mail in any action brought by the Debtors to enforce any provision of this Agreement.

     Section 7.3 Material Reliance. Each Consenting Noteholder and Executive acknowledges that the Debtors, Senior Management and the other Consenting Noteholders (i) have materially relied on the terms of this Agreement and the Consenting Noteholders’ covenants and other obligations hereunder, (ii) have foregone other strategic reorganization opportunities and expended substantial sums of money on professional fees and costs in reliance on this Article VII and the terms of this Agreement, (iii) would not have entered into this Agreement if this Section were not binding and enforceable against the Consenting Noteholders, Executives and their Successors, and (iv) would suffer irreparable injury if any provisions of this Agreement were not complied with by any Consenting Noteholders, Executives or their Successors.

     Section 7.4 Remedies. In the event of any Transfer or purported Transfer in violation of Section 7.2, the subject Transferor and Transferee (collectively, the “Subject Parties”), on behalf of themselves and their respective Successors, consent to the immediate issuance of a temporary restraining order and a temporary or permanent injunction (or both) prohibiting or invalidating such violative conduct or Transfer. The Subject Parties further agree, on behalf of themselves and their respective Successors, that the prevailing party in any action brought as a result of a violation of Section 7.2 or to contest the validity of a Transfer subject to Section 7.2 shall be awarded attorneys’ fees, costs and such other damages as may be permitted by law by the Bankruptcy Court.

Article VIII
Representations and Warranties

     Section 8.1 Senior Management. Each of the Executives represents and warrants, to the Consenting Noteholders, that

(a) that this Agreement is the legal, valid and binding obligation of such Executive, enforceable in accordance with its terms (as limited by bankruptcy, insolvency, reorganization, moratorium and other similar law relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability), both in his individual capacity and in any capacity as trustee or agent with power to vote or control such claims, interests and contracts;

(b) such Executive is the record or beneficial owner, or controls with the power to vote, the shares of Existing Common Stock and Existing Preferred Stock listed with his signature hereto;

(c) as of the date of this Agreement, the only claims against, interests in, and contracts with the Debtors that he has, or that other entities have for which the Executive has the power to control the vote of or actions with respect to, are listed on Schedule 8.1 attached hereto; and

(d) the Executive listed with respect to each claim, interest or contract is either the owner of such claim, interest or contract, or controls with the power to vote and to direct all other actions with respect to, such claim, interest or contract.

     Section 8.2 Debtors and Senior Management. Each of the Debtors and each Executive (where applicable), hereby represents and warrants to the Consenting Noteholders that the following statements are true, correct and complete as of the date hereof:

(a) Corporate Power and Authority. Each Debtor has all requisite corporate power and authority to enter into this Agreement and, subject to such Bankruptcy Court approval as may be required except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability, to carry out the transactions provided herein, and to perform its respective obligations under this Agreement;

(b) Authorization. The execution and delivery of this Agreement and, subject to such Bankruptcy Court approval as may be required, the performance of its obligations hereunder, have been duly authorized by all necessary corporate action for each Debtor;

(c) No Conflicts. The execution, delivery and performance of this Agreement is not, and shall not, be subject to receipt of required government approvals, consents and authorizations, (excluding any such approvals, consents or authorizations as may be required by gaming authorities or under gaming laws) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its certificate of incorporation or bylaws;

(d) Binding Obligation. This Agreement has been duly executed and delivered and is the legal, valid and binding obligation of each Debtor enforceable against each in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability and subject to such Bankruptcy Court approval as may be required;

(e) No Litigation. There is no pending or threatened action, suit, or proceeding known to the Debtors before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction that is reasonably likely to result in an unfavorable injunction, judgment, order, decree, ruling, or charge that would (A) prevent Restructuring or (B) permit any or all of the cash payments made to the Indenture Trustee (and then to the Noteholders) pursuant to the Restructuring to be rescinded;

(f) Disclosure. The representations and warranties made by the Debtors or the Executives (where applicable) contained in this Agreement by or with respect to it do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not misleading;

(g) Financial Statements. (A) The audited balance sheets and statements of operations, changes in stockholders’ equity, and cash flow (collectively, the “Financial Statements”) as of and for the fiscal years ended December 31, 1999 and December 31, 1998 contained in Forms 10-K filed by FGC with the Securities and Exchange Commission (the “SEC Reports”) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as noted therein), are correct and complete in all material respects and present fairly the consolidated financial conditions of the Debtors as of such dates and the consolidated results of operations of FGC for such periods and are consistent in all material respects with the books and records of the Debtors, and (B) the unaudited balance sheets, statements of operations and cash flow as of and for the fiscal quarters ended April 2, 2000, July 2, 2000 and October 1, 2000 for FGC on a consolidated basis, as filed with the SEC have been prepared in accordance with GAAP applied on a consistent basis throughout the period covered thereby (except as noted therein), are correct and complete in all material respects and present fairly the consolidated financial condition of FGC for such period, and are consistent in all material respects with the books and records of the Debtors; and

(h) Subsidiaries. The subsidiaries of the Debtors (including all entities in which any of the Debtors has a controlling interest) are listed on Exhibit “7”, and no subsidiary of the Debtors that is not party to this Agreement has any assets or liabilities except as listed on such Exhibit.

     Section 8.3 Consenting Noteholders. Each of the Consenting Noteholders hereby represents and warrants to the Debtors and each of the Executive that the following statements are true, correct and complete as of the date hereof:

(a) Corporate Power and Authority. Each Consenting Noteholder has all requisite corporate power and authority to enter into this Agreement and, subject to such Bankruptcy Court approval as may be required, to carry out the transactions provided herein, and to perform its respective obligations under this Agreement;

(b) Authorization. The execution and delivery of this Agreement and, subject to such Bankruptcy Court approval as may be required, the performance of its obligations hereunder, have been duly authorized by all necessary corporate action for each Consenting Noteholder;

(c) No Conflicts. The execution, delivery and performance of this Agreement does not, and shall not, be subject to receipt of required government approvals, consents and authorizations, (excluding any such approvals, consents or authorizations as may be required by gaming authorities or under gaming laws) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its certificate of incorporation or bylaws;

(d) Binding Obligation. This Agreement has been duly executed and delivered and is the legal, valid and binding obligation of each Consenting Noteholder enforceable against each in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability and subject to such Bankruptcy Court approval as may be required;

(e) Disclosure. The representations and warranties made by the Consenting Noteholders contained in this Agreement by or with respect to it do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not misleading; and

(f) Consultation with Indenture Trustee. The Consenting Noteholders have caused the Informal Committee to inform the Indenture Trustee respecting the terms and conditions of this Agreement, and to the best of each Consenting Noteholder’s knowledge and belief, it believes, based on conversations between counsel to the Indenture Trustee and counsel to the Informal Committee, that the Indenture Trustee will follow the Consenting Noteholder’s instructions to the Indenture Trustee (without requiring any indemnity) made pursuant to this Agreement.

(g) Ownership of Notes. The Consenting Noteholders own the face amount of Notes stated next to their respective names on the signature pages to this Agreement.

Article IX
Bankruptcy Process

     Section 9.1 Bankruptcy Filing. Upon execution of this Agreement, the Debtors shall promptly conclude preparation of Chapter 11 petitions, statements of financial affairs, schedules of assets and liabilities, and any and all other documents necessary to commence the Chapter 11 Cases (collectively, the “Petition Pleadings”) no later than January 19, 2001. In addition, upon execution of this Agreement, the Debtors shall promptly commence preparation of all required operating documents and first day motions to continue normal business operations during the Chapter 11 Cases which shall be filed as of the commencement of the Chapter 11 Cases (“the Operating Pleadings”). No later than five (5) Business Days prior to the Petition Date, FGC shall provide to the Informal Committee copies of the Operating Pleadings for the Informal Committee’s review and comments, and the Informal Committee shall provide its comments to FGC no sooner than two (2) Business Days before the proposed Petition Date; provided, however, not later than five (5) Business Days prior to the Petition Date, the Debtors’ Professionals and the Informal Committee’s Professionals shall agree upon the form of (i) the Protocol Motion, (ii) the motion for order approving the proposed payment of a break-up fee and expense reimbursement to Majestic Investor, LLC, prospective purchaser of Fitzgeralds Las Vegas, Fitzgeralds Tunica, Fitzgeralds Black Hawk and Fitzgeralds Fremont Experience Corporation, (iii) sale order sought by the 363 Motion to be filed in connection with the purchase agreement executed (or to be executed) by Majestic Investor, LLC, and (iv) the Interim Order and the Final Order (each as defined in the Cash Collateral Stipulation). In addition, attached hereto as Exhibit “8” is the Agreement Regarding Use of Cash Collateral (the “Cash Collateral Stipulation”). On the Petition Date, the Debtors shall file a motion for entry of an Interim and Final Order approving the Cash Collateral Stipulation. The Consenting Noteholders and pursuant to their direction, the Informal Committee and the Indenture Trustee and each of their professionals and the Debtors and the

Debtors’ Professionals shall make commercially reasonable efforts to support the approval of the Cash Collateral Stipulation and the Operating Pleadings by the Bankruptcy Court and the Consenting Noteholders shall direct the Indenture Trustee to support and execute the Cash Collateral Stipulation which shall not require providing an indemnity. The Informal Committee’s Professionals and the Debtors’ Professionals may jointly seek amendments of the order granting the Protocol Motion and the sale order sought by the 363 Motion(s) from time to time as they deem appropriate to further the general purposes of the Agreement. Any such amendments shall be deemed to amend the terms of those Motions for purposes of this Agreement.

     Section 9.2 Support of Agreement and Restructuring.

(a) In addition to the express covenants in this Agreement, each of the Debtors shall (i) make all commercially reasonable efforts in to effectuate the Restructuring, achieve the sale of assets (or stock) of the Operating Companies as provided in this Agreement and to obtain confirmation of the Plan as provided in this Agreement and (ii) refrain from opposing, or proposing, soliciting, supporting or encouraging any person to take any action to impede, hinder or delay, the Restructuring, the sale of assets (or stock) of the Operating Companies as provided by this Agreement and confirmation of the Plan contemplated hereby.

(b) In addition to the express covenants in this Agreement, each of the Executives in their capacities as officers, directors, shareholders, employee and creditors shall (i) make all commercially reasonable efforts in good faith to effectuate the Restructuring, achieve the sale of assets (or stock) of the Operating Companies as provided in this Agreement and to obtain confirmation of the Plan as provided in this Agreement and (ii) refrain from opposing, or proposing soliciting, supporting or encouraging any person to take any action to oppose, impede, hinder or delay, the Restructuring, the sale of assets (or stock) of the Operating Companies as provided by this Agreement and confirmation of the Plan contemplated hereby. Each Executive shall also vote all of the claims against and interests in the Debtors that he owns, or of which he has the power to control the vote in favor of the Plan contemplated hereby, except to the extent such claims or interests are deemed by operation of the Bankruptcy Code to have accepted or rejected the Plan.

(c) In addition to the express covenants in this Agreement, each Consenting Noteholder shall refrain from opposing, or proposing, soliciting, supporting or encouraging any person to take any action inconsistent with this Agreement or to oppose, impede, hinder or delay, the Restructuring, the sale of assets (or stock) of the Operating Companies as provided by this Agreement and confirmation of the Plan contemplated hereby. Each of the Consenting Noteholders shall make all commercially reasonable efforts in good faith to:

(1) vote all of its claims against and interests in the Debtors in favor of the Plan contemplated hereby, except to the extent such claims or interests are deemed by operation of the Bankruptcy Code to have accepted or rejected the Plan;

(2) if requested by Debtors, direct the Indenture Trustee (but shall not be required to indemnify the Indenture Trustee), to support the Restructuring, all motions and applications made by the Debtors and Senior Management not inconsistent with this Agreement, the sales contemplated hereby and the Plan, and to consent to the sale of the assets contemplated hereby;

(3) direct (i) counsel to the Informal Committee (or Official Noteholder Committee, as the case may be) to appear in the Bankruptcy Court and, to the extent requested by the Debtors, relevant gaming regulatory proceedings and to support entry of the orders contemplated hereby, confirmation of the Plan and the granting of any gaming approvals necessary to consummate the transactions contemplated by this Agreement;

(4) direct the Informal Committee to recommend that other Noteholders accept the Plan contemplated hereby; and

                  (5) not propose, vote for, consent to or support or participate, directly or indirectly, in the formulation of any application, motion or plan of reorganization or liquidation (proposed or filed or to be proposed or filed) in any bankruptcy proceeding commenced with respect to the Debtors that provides for the treatment of Senior Management or the Consenting Noteholders on any other terms that are materially inconsistent with this Agreement, other than a plan agreed to by the Consenting Noteholders and the Debtors;

provided, however, that no Consenting Noteholder shall be barred from objecting to compliance with Section 1126 of the Bankruptcy Code if a disclosure statement proposed by the Debtors or received by such Consenting Noteholder contains a material misstatement or omission or taking any action with respect to any matter inconsistent with the terms of this Agreement, or assisting the Informal Committee (or Official Noteholder Committee) in making such objections and taking such actions;

(d) If an involuntary case under Chapter 7 or Chapter 11 of the Bankruptcy Code is commenced against the Debtors (or any of them), and Debtors determine to contest the entry of an order for relief, the Consenting Noteholders agree they shall not take, direct, instruct, encourage or help any other person or entity to act inconsistently or not in accordance with the terms of this Agreement; provided, however, that if the Debtors determine not to contest the entry of an order for relief, the Debtors shall make any and all commercially reasonable efforts to cause the case to be converted to a voluntary Chapter 11 proceeding (in the event of an involuntary Chapter 7 case).

(e) Senior Management shall make any and all commercially reasonable efforts while they are employed by the Debtors to remain licensed under applicable gaming laws and regulations, to operate and manage the business of the Debtors and to actively engage in the process of selling the Operating Companies. Any and all costs incurred in this respect shall be borne by the Debtors.

     Section 9.3 No Improper Solicitation. Notwithstanding Section 9.2, this Agreement is the product of negotiations among the Debtors, Senior Management and the Consenting Noteholders. This Agreement is not and shall not be deemed to be a solicitation for consents to a plan. No Consenting Noteholder’s acceptance of a plan shall be solicited until such party has received a disclosure statement approved by the Bankruptcy Court and otherwise in compliance with Section 1126 of the Bankruptcy Code.

     Section 9.4 Official Noteholder Committee. The Debtors shall, if requested by Consenting Noteholders who are beneficial owners (or record owners) of a majority of principal amount of the Notes, support the appointment of the Official Noteholder Committee provided that the members of the Official Noteholder Committee include Consenting Noteholders of no less than a majority of the principal amount of Notes. The Debtors’ ongoing support of an Official Noteholder Committee will be conditional upon the Official Noteholder Committee consisting of beneficial owners of no less than a majority in face amount of the outstanding Notes. Upon the commencement of the Chapter 11 Cases, the Debtors agree to support the retention of the Informal Committee Professionals by the Official Noteholder Committee, with payment of fees and expenses in accordance with an Interim Fee Procedures Motion and Order, copies of which are attached hereto as Exhibit “9”, as approved by the Bankruptcy Court.

     Section 9.5 Debtors’ Professionals. Upon the commencement of the Chapter 11 Cases, Consenting Noteholders agree to direct the Informal Committee and the Indenture Trustee to agree to the retention of the Debtors’ Professionals upon terms and conditions consistent with the Bankruptcy Rules and the U.S. Trustee Guidelines. The Consenting Noteholders further agree that during the Chapter 11 Cases, the Debtors’ Professionals may be paid in the ordinary course in accordance with an Interim Fee Procedures Motion and Order, as approved by the Bankruptcy Court.

     Section 9.6 Rights of Parties in the Event the Indenture Trustee Acts in a Manner inconsistent with this Agreement. If the Indenture Trustee acts in a manner materially inconsistent with this Agreement, fails to act in a manner materially consistent with this Agreement, or fails to act in a manner materially consistent with this Agreement absent indemnity, the following provisions shall control any other contrary provisions in this Agreement or in any other Agreement between the parties:

(a) Activity in Support of this Agreement. Any action taken by the Debtors, the Informal Committee (or the Official Noteholder Committee, as the case may be) to cause the Indenture Trustee to act in a manner materially consistent with this Agreement, shall not be deemed a breach of this Agreement.

(b) Support of Other Parties’ Efforts Directed at a Recalcitrant Indenture Trustee. The Debtors shall direct the Debtors’ Professionals, and the Consenting Noteholders shall direct the Informal Committee (or the Official Noteholder Committee, as the case may be) to support, with briefs and argument before the Bankruptcy Court, the actions taken by the Debtors and the Informal Committee (or the Official Noteholder Committee, as the case may be) to cause the Indenture Trustee to act in a manner materially consistent with this Agreement.

(c) Limitation on Consenting Noteholders’ Right to Terminate Agreement. If such action or inaction is determined by the Bankruptcy Court to have proximately caused an event that would allow the termination of this Agreement, or the service of notice of a default under Section 11.10 of this Agreement, then, notwithstanding such right to terminate this Agreement or serve such notice, this Agreement may not be terminated based upon such event.

Article X
Conduct of Business

     Section 10.1 Conduct of Business. The Debtors agree that, pending the Petition Date and subject thereof until the Effective Date of FGC’s Plan, unless otherwise expressly contemplated or permitted by this Agreement, they shall manage and operate their businesses in the ordinary course using sound business judgment and:

(a) The Debtors shall not directly or indirectly, do or permit to occur any of the following: (i) issue, sell, pledge, dispose of or encumber any additional shares of, or any options, warrants, conversion privileges or rights of any kind to acquire any shares of, any of their capital stock except as required pursuant to currently outstanding obligations; (ii) amend or propose to amend their articles of incorporation; (iii) split, combine or reclassify any outstanding shares of their capital stock or declare, set aside or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect to shares of capital stock, including the Existing Common Stock or Existing Preferred Stock; (iv) redeem, purchase or acquire or offer to acquire any share of their capital stock; (v) acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or material assets thereof other than as set forth in Section 10.1 (d) and (e); (vi) enter into or propose to enter into, or modify or propose to modify, any agreement, arrangement or understanding with respect to any of the matters set forth in this Section 10.1(a); (vii) commence or engage in any additional gaming ventures.

(b) The Debtors shall (i) maintain their good standing under the laws of their respective states of incorporation or organization, as the case may be, and (ii) notify the Informal Committee of any governmental or third party complaints, investigations or hearings (or communications indicating that the same are contemplated) other than ordinary course audits.

(c) Subject to applicable privileges, the Debtors will keep the Informal Committee and Informal Committee Professionals (or Official Noteholder Committee professionals, as the case may be) informed of all the developments regarding the liquidation process, including the identities of prospective purchasers, those being solicited potential purchasers and of all negotiations with such potential purchasers. In addition, the Debtors shall keep the Informal Committee informed of the status of the Debtors’ capital expenditure programs, their operating performance, financial status, and all material regulatory matters and litigation matters, and will inform the Informal Committee Professionals of each non-recurring capital expense in excess of $250,000.00.

(d) Any term in this Agreement to the contrary notwithstanding, subject to Bankruptcy Court approval the Debtors, Senior Management and the Consenting Noteholders agree that the Debtors may contract with a third party, which may be a to-be-formed entity directly or indirectly owned by one or more of the Executives (such an entity, a “Senior Management Affiliate”), to provide risk management services to the Debtors and, if requested, the trustee of the Liquidating Trust. The Debtors, Senior Management and the Consenting Noteholders agree that the Debtors may enter into agreements with a Senior Management Affiliate to sell assets associated with FGC’s risk management department. With respect to the assets associated with FGC’s risk management, the book value of such assets shall not exceed $75,000.00 and such assets shall be sold for not less than book value. The costs and expenses associated with a contract with a Senior Management Affiliate to provide risk management services to the Debtors, on the date of contracting, shall (i) not exceed seven and one-half percent (7.5%) of the existing historical costs and expenses (ii) not exceed the amount of any bid received by the Debtors for the same services; provided, however, that such costs and expenses cap shall not apply to variable labor costs and expenses if the hourly rates for such costs and the expenses do not exceed seven and one-half percent (7.5%) of the fair market rate for such services and expenses. After the first year and for each year thereafter, such costs and expenses associated with a contract with a Senior Management Affiliate may increase an additional three percent (3%) on an annual basis. Prior to the Debtors entering into a contract with a Senior Management Affiliate to provide risk management services to the Debtors, the Debtors shall obtain no less than two (2) competitive bids from non-affiliates. The Informal Committee (or the Official Noteholders Committee, as the case may be) will be advised by the Debtors of developments respecting services provided to the Debtors that fall within the terms of this Subsection 10.1(d). The Informal Committee (or the Official Noteholders Committee, as the case may be) will be provided by the Debtors with copies of all agreements, requests for quotation and bids and quotations respecting services provided to the Debtors that fall within the terms of this Subsection 10.1 (d).

(e) Any term in this Agreement to the contrary notwithstanding, subject to Bankruptcy Court approval the Debtors, Senior Management and the Consenting Noteholders agree that the Debtors may enter into agreements with a Senior Management Affiliate to lease from FMI dock facilities, and public areas directly associated with such dock facilities, owned or controlled by FMI provided such an agreement contains customary terms and conditions and is on market terms (meaning in all events, not less than book value). The Informal Committee (or the Official Noteholders Committee, as the case may be) will be advised by the Debtors of developments respecting a transaction that falls within the terms of this Subsection 10.1(e). The Informal Committee (or the Official Noteholders Committee, as the case may be) will be provided by the Debtors with copies of all agreements respecting a transaction that falls within the terms of this Subsection 10.1 (e).

     Section 10.2 Capital Expenditures. Excluding the purchase of gaming equipment, the Debtors will not spend more than $4,000,000.00 per year (or $1,000,000 per year after all of the Operating Companies except Fitzgeralds Reno have been sold) in connection with “maintenance” capital expenditures. In addition, the Debtors will not spend more than $4,000,000.00 per year (or $1,000,0000 per year after all of the Operating Companies except Fitzgeralds Reno have been sold) in connection with purchasing, upgrading and/or replacing gaming equipment. To the extent that the aforementioned amounts are not fully expended within any given fiscal year, the Debtors shall be permitted to carryover-unexpended amounts into subsequent fiscal years. With respect to the Fitzgeralds Black Hawk expansion project, the

Debtors will not expend more than an additional $750,000.00 plus amounts requested by purchaser of Operating Companies for which improvements the purchaser is paying after the date of execution of this Agreement without approval of the Informal Committee (or the Official Noteholder Committee, as the case may be). The Fitzgeralds Black Hawk expansion expenditures will relate primarily to securing the necessary entitlements, acquiring an adjacent parcel/structure, demolishing (in part) existing structures and developing architectural plans for the new structure.

Article XI
Conditions Subsequent, Defaults and Remedies

     Section 11.1 Debtors’ Right to Terminate Agreement Upon Condition Subsequent. This Agreement, at the option of any of the Debtors’, may be terminated, effective at the time written notice of termination is given to the Consenting Noteholders and each of the Executives, if:

(a) The Protocol Motion is not approved in its entirety without modification by a Final Order of the Bankruptcy Court within 28 days of the Petition Date

(b) The Compensation Motion is not approved in its entirety without modification by a Final Order of the Bankruptcy Court within 28 days of the Petition Date; or

(c) The Interim Cash Collateral Order and the Final Cash Collateral Orders are not entered in their entirety without modification by the Bankruptcy Court or the Final Cash Collateral Order does not become a Final Order of the Bankruptcy Court within 28 days of the Petition Date.

Provided, that if the Interim Cash Collateral Order and the Final Cash Collateral Orders, or either of them, are not entered in there entirety solely because the Bankruptcy Court fails to grant a priority to Majestic Investor, LLC, there shall be no right to terminate this Agreement based upon such event. Any notice of termination made pursuant to this Section 11.1 must be given so that it is received by the Consenting Noteholders and each of the Executives not later than 30 days after the Petition Date. The Debtors shall at all times have the right to waive any such condition. The waiver by the Debtors of any condition shall not relieve any other party of any liability or obligation with respect to any covenant or agreement set forth in this Agreement.

     Section 11.2 Consenting Noteholders Right to Terminate Agreement Upon Condition Subsequent.

     This Agreement, at the option of Consenting Noteholders who are beneficial owners (or record owners) of a majority of principal amount of the Notes, may be terminated, effective at the time written notice of termination is given to the Debtors and each of the Executives if:

(a) The Debtors fail to make the Pre-Petition Cash Distribution;

(b) The Protocol Motion is not approved in its entirety without modification by a Final Order of the Bankruptcy Court within 28 days of the Petition Date;

(c) The Compensation Motion is not approved in its entirety without modification by a Final Order of the Bankruptcy Court within 28 days of the Petition Date; or

(d) The Interim Cash Collateral Order and the Final Cash Collateral Orders are not entered in its entirety without modification by the Bankruptcy Court or the Final Cash Collateral Order does not become a Final Order of the Bankruptcy Court within 28 days of the Petition Date.

Provided, that if the Interim Cash Collateral Order and the Final Cash Collateral Orders, or either of them, are not entered in there entirety solely because the Bankruptcy Court fails to grant a priority to Majestic Investor, LLC, there shall be no right to terminate this Agreement based upon such event. Any notice of termination made pursuant to this Section 11.2 must be given so that it is received by the Debtors and each of the Executives not later than 30 days after the Petition Date. The Consenting Noteholders who are beneficial owners (or record owners) of a majority of principal amount of the Notes shall at all times have the right to waive any such condition. The waiver by such Consenting Noteholders of any condition shall not relieve any other party of any liability or obligation with respect to any covenant or agreement set forth in this Agreement.

     Section 11.3 Senior Management’s Right to Terminate Agreement Upon Condition Subsequent. This Agreement, at the option of Senior Management, may be terminated, effective at the time written notice of termination is given to the Consenting Noteholders and the Debtors, if:

(a) The Protocol Motion is not approved in its entirety without modification by a Final Order of the Bankruptcy Court within 28 days of the Petition Date

(b) The Compensation Motion is not approved in its entirety without modification by a Final Order of the Bankruptcy Court within 28 days of the Petition Date; or

(c) The Interim Cash Collateral Order and the Final Cash Collateral Orders are not entered in their entirety without modification by the Bankruptcy Court or the Final Cash Collateral Order does not become a Final Order of the Bankruptcy Court within 28 days of the Petition Date.

Provided, that if the Interim Cash Collateral Order and the Final Cash Collateral Orders, or either of them, are not entered in there entirety solely because the Bankruptcy Court fails to grant a priority to Majestic Investor, LLC, there shall be no right to terminate this Agreement based upon such event. Any notice of termination made pursuant to this Section 11.3 must be given so that it is received by the Debtors and Consenting Noteholders not later than 30 days after the Petition Date. Senior Management shall at all times have the right to waive any such condition. The waiver by Senior Management of any condition shall not relieve any other party of any liability or obligation with respect to any covenant or agreement set forth herein.

     Section 11.4 Consenting Noteholder Default. Any of the following shall be deemed a Consenting Noteholder Default:

(a) The failure of any Consenting Noteholder to comply in all material respects with its covenants under this Agreement, and ten (10) Business Days shall have passed after written notice of such default is given to the Consenting Noteholders, and such default remains uncured;

(b) Any Consenting Noteholder shall publicly announce its intention to not support the Restructuring if such statement is not retracted after three (3) Business Days notice to the Consenting Noteholders;

(c) The Purchase and Sale Agreement with Majestic Investor, LLC is terminated as a result of a breach by any Consenting Noteholder of its Undertaking dated November 22, 2000.

(d) Any of the Consenting Noteholders shall propose a plan or take other action in the Chapter 11 Cases on terms and conditions that are not materially consistent and in accordance with this Agreement and twenty (20) Business Days shall have passed after written notice of such default is given to the Consenting Noteholders, and such default remains uncured; and

(e) Any representation or warranty of the Consenting Noteholders contained in this Agreement shall have been materially incorrect and shall have been made fraudulently.

     Section 11.5 Remedies in the Event of a Consenting Noteholder Default. Provided that the Debtors and/or Senior Management have not terminated this Agreement pursuant to Sections 11.1, 11.3 or 11.12 of this Agreement, respectively, in addition to any other rights and remedies afforded Debtors and/or Senior Management under this Agreement or applicable law (not inconsistent with this Agreement), upon the occurrence of a Consenting Noteholder Default, Debtors and/or Senior Management may:

(a) Seek redress from the Bankruptcy Court for specific performance or summary enforcement of this Agreement or other equitable relief with respect to the breaching Consenting Noteholders. Such relief may include obtaining the appointment of an individual under Fed. R. Bankr. P. 7070 to urge and vote such Consenting Noteholder’s claim(s) in favor of the Motions and a Plan which provides the Debtors, Senior Management and Noteholders treatment in accordance with the terms of this Agreement;

(b) Seek damages against the breaching Consenting Noteholder for the breach of this Agreement in the Bankruptcy Court to the extent permitted by law; and

(c) Enforce any other right or remedy afforded under this Agreement or applicable law in the Bankruptcy Court except termination of this Agreement.

     Section 11.6 Debtors’ Default. Any of the following shall be deemed a Debtors’ Default:

(a) The Debtors shall not have filed the Chapter 11 Cases on or before January 19, 2001;

(b) A purchase agreement approved by the Bankruptcy Court either pursuant to a Plan or a 363 Motion is terminated as a result of a Debtor’s breach;

(c) The Purchase and Sale Agreement with Majestic Investor, LLC is terminated as a result of a breach by any of the Debtors of their Undertaking dated November 22, 2000 unless such breach is the result of action or inaction taken by the Debtors to comply with this Agreement;

(d) Any of the Debtors shall publicly announce its intention not to pursue the Plan on terms and conditions materially consistent and in accordance with this Agreement if such statement is not retracted after three (3) Business Days notice to the Debtors and each Executive;

(e) Any of the Debtors shall propose a Plan or take other action in the Chapter 11 Cases on terms and conditions that are not materially consistent and in accordance with this Agreement after notice to Debtors and each Executive and ten (10) Business Days opportunity to cure;

(f) Any of the Debtors shall fail to comply in all material respects with its covenants under this Agreement, and ten (10) Business Days shall have passed after written notice of such default is given to such Debtor and each Executive, and such default remains uncured;

(g) Any representation or warranty of the Debtors contained in this Agreement shall have been materially incorrect and shall have been made fraudulently; or

(h) The Debtors fail to make a post-Petition Date Excess Cash Distribution payment as described in Section 4.2 of this Agreement, provided such payment is permitted by a final Bankruptcy Court order and such failure has not been cured after ten (10) Business Days notice.

     Section 11.7 Remedies in the Event of a Debtors’ Default. Provided that Consenting Noteholders who are beneficial owners (or record owners) of a majority of principal amount of the Notes or Senior Management have not terminated this Agreement pursuant to Sections 11.2, 11.3 or 11.12 of this Agreement, respectively, in addition to any other rights and remedies afforded Consenting Noteholders who at the time are beneficial owners (or record owners) of a majority of a principal amount of the Notes and/or Senior Management under this Agreement or applicable law (not inconsistent with this Agreement), upon the occurrence of a Debtors’ Default, Consenting Noteholders who at the time are beneficial owners (or record owners) of a majority of principal amount of the Notes and/or Senior Management may:

     (a)  Seek redress from the Bankruptcy Court for specific performance or summary enforcement of this Agreement or other equitable relief with respect to the breaching Debtor, and such relief may include relief under Bankruptcy Rule 7070;

     (b)  Seek damages against the breaching Debtor for the breach of this Agreement in the Bankruptcy Court to the extent permitted by law; and

     (c)  Enforce any other right or remedy afforded under this Agreement or applicable law in the Bankruptcy Court except termination of this Agreement.

     Section 11.8 Senior Management Default. Any of the following shall be deemed a Senior Management Default:

(a) Any of the Debtors while in the control of Senior Management shall publicly announce its intention not to pursue the Plan on terms and conditions materially consistent and in accordance with this Agreement if such statement is not retracted after three (3) Business Days notice to the Debtors and each Executive;

(b) Any of the Debtors while in the control of Senior Management shall propose a Plan or take other action in the Chapter 11 Cases on terms and conditions that are not materially consistent and in accordance with this Agreement after notice to Debtors and each Executive and ten (10) Business Days opportunity to cure;

(c) Any of the Executives shall fail to comply in all material respects with his covenants under this Agreement and twenty (20) Business Days shall have passed after written notice of such default is given to such Executive, and such default remains uncured; and

(d) Any representation or warranty of Senior Management contained in this Agreement shall have been materially incorrect and shall have been made fraudulently.

     Section 11.9 Remedies in the Event of a Senior Management Default. Provided that Consenting Noteholders who are beneficial owners (or record owners) of a majority of principal amount of the Notes or the Debtors have not terminated this Agreement pursuant to Sections 11.1, 11.3 or 11.12 of this Agreement, respectively, in addition to any other rights and remedies afforded Consenting Noteholders who at the time are beneficial owners (or record owners) of a majority of a principal amount of the Notes and/or the Debtors under this Agreement or applicable law (not inconsistent with this Agreement), upon the occurrence of a Senior Management Default, Consenting Noteholders who at the time are beneficial owners (or record owners) of a majority of principal amount of the Notes and/or the Debtors may:

(a) Seek redress from the Bankruptcy Court for specific performance or summary enforcement of this Agreement or other equitable relief with respect to the breaching Executive, and such relief may include relief under Bankruptcy Rule 7070;

(b) Seek damages against the breaching Executive for the breach of this Agreement in the Bankruptcy Court to the extent permitted by law; and

(c) Enforce any other right or remedy afforded under this Agreement or applicable law in the Bankruptcy Court except termination of this Agreement.

     Section 11.10 Limited Right To Terminate Agreement By Consenting Noteholders. Except as permitted by Section 11.1, 11.2, 11.3 and 11.12 of this Agreement, this Agreement may not be terminated unless by Consenting Noteholders who are beneficial owners (or record owners) of a majority of principal amount of the Notes, and then only if:

(a) Relief shall be granted pursuant to a final order of the Bankruptcy Court to any person other than a Consenting Noteholder or the Indenture Trustee under Section 362(d) of the Bankruptcy Code, in a manner that materially impairs the benefits of the Restructuring for the Consenting Noteholders, and the order granting such relief shall not have been stayed pending appeal, provided Debtors and Senior Management are given notice under this Section within five (5) Business Days after a motion for stay relief is filed;

(b) Any examiner with expanded powers or trustee shall be appointed in the Chapter 11 Cases, or any such cases shall be converted to cases under chapter 7 or dismissed unless such appointment or conversion occurs due to the urging of a Consenting Noteholder, the Informal Committee (or the Official Noteholder Committee, as the case may be), the Indenture Trustee or any of their professionals, except as provided in Section 11.10(c) of this Agreement;

(c) The Bankruptcy Court enters a final order granting a motion for relief brought by Consenting Noteholders who at the time are beneficial owner (or record owners of a majority of the principal amount of the Notes seeking (i) the appointment of an examiner with expanded powers, (ii) the appointment of a trustee in the Chapter 11 Cases, or (iii) conversion of the Chapter 11 Cases to cases under Chapter 7 or dismissal of the Chapter 11 Cases; provided, however the granting of the relief is predicated upon a finding of fraud by one or more of the Executives;

(d) There has been a breach of Section 2.2 of this Agreement by the Debtors while Senior Management is in control of the Debtors that has not been cured after twenty (20) Business Days notice to the Debtors and each of the Executives;

(e) The Debtors fail to make a post-Petition Date Excess Cash Distribution payment as described in Section 4.2 of this Agreement, provided such payment is permitted by a final order of the Bankruptcy Court and such failure has not been cured after ten (10) Business Days notice to the Debtors and each of the Executives;

(f) The Debtors assume the existing employment agreements with Senior Management pursuant to Section 365 of the Bankruptcy Code;

(g) There has been a breach of Section 5.8 of this Agreement by an Executive or his Affiliate that is not cured after twenty (20) Business Days notice to the Debtors and each of the Executives.

(h) There has been a breach of Section 9.1 of this Agreement by the Debtors and such breach has not been cured after five (5) Business Days notice to the Debtors and each of the Executive, provided, further, however, that such default must be exercised no later than fifteen (15) Business Days after the Petition Date;

(i) The Debtors file Plan(s) that do not seek the orderly liquidation of the Operating Companies assets (or stock) and such default is not cured after fifteen (15) Business Days notice to the Debtors and each of the Executives;

(j) There is a breach by an Executive of Section 5.5(b) of this Agreement that is not cured after twenty (20) Business Days notice to the Debtors and each of the Executives;

(k) The Bankruptcy Court has not confirmed, by December ~~1, 2001,~~ 31, 2002, Plan(s) contemplating the sale of any assets (or stock) of the Debtors not then subject to be sold pursuant to an order of the Bankruptcy Court, provided Senior Management remains in control of the Debtors;

(l) There is a breach by the Debtors of Section 10.1(a)(v) or (vii) that is not cured after twenty (20) Business Days notice to the Debtors and each of the Executives; or

(m) Any representation or warranty of the Debtors contained in Sections 8 (a), (b), (c) or (d) of this Agreement shall have been materially incorrect when made and shall have been made fraudulently.

Written notice of any termination of this Agreement made pursuant to this Section 11.10 must be given to the Debtors and each of the Executives within ten (10) days of the occurrence of the basis for such termination. The Consenting Noteholders who at the time are beneficial owners (or record owners) of a majority of principal amount of the Notes shall at all times have the right to waive any such condition. The waiver by such Consenting Noteholders of any condition shall not relieve any other party of any liability or obligation with respect to any covenant or agreement set forth in this Agreement.

     Section 11.11 Prohibition on Right To Terminate Agreement By the Debtors’ or Senior Managements’ Default. Except as provided in Sections 11.1, 11.3 and 11.12, neither the Debtors nor Senior Management, or any of them, may terminate this Agreement, unless the Indenture Trustee acts in a manner materially inconsistent with this Agreement, fails to act in a manner materially consistent with this Agreement, or fails to act in a manner materially consistent with this Agreement absent indemnity, and such action or inaction results in a material detriment to the Debtors or Senior Management, or any of them.

     Section 11.12 Termination Due to Failure to Settle Papers and Orders. Any party to this Agreement shall have the right to terminate this Agreement by notice to all other parties to this Agreement that any of the papers or orders made an exhibit to this Agreement (or an exhibit to an exhibit or a schedule to this Agreement) have not been agreed upon by such party, in his or its sole and absolute discretion. Any notice of termination under this Section shall not be enforceable unless received by all non -terminating parties to this Agreement on or before 11:00 ~~AM~~ A.M. PDT on December 1,~~2000~~ 2000.

Article XII

Miscellaneous

     Section 12.1 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Other than the right of a Consenting Noteholder to assign its rights hereunder in accordance with the provisions of Article VII, a party hereto may not assign or transfer its rights or obligations under this Agreement.

Settlement; Release.

(a) Release. On the Liquidation Date, each of Debtors, Senior Management and the Consenting Noteholders and their successors and assigns shall release and forever discharge each other and all of their officers, directors, employees and agents, including all Debtors’ Professionals and Informal Committee Professionals, from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and equity, known or unknown, whether matured or unmatured, absolute or contingent, with respect of conduct or activities occurring prior to, on, or subsequent to the execution of this Agreement relating to the Notes except for the rights and obligations of the parties under this Agreement, the Liquidating Trust or Nevada Purchase Note(s), whether or not subject to a pending dispute before the Bankruptcy Court; provided, however, that such release shall not apply to (i) matters contemplated by the Plan(s) and (ii) any liability of an attorney to its client not subject to a release under the Bankruptcy Code or a Plan(s).

(b) Exculpation. Subject to Bankruptcy Court approval, each Plan shall provide that none of Senior Management, Consenting Noteholders, the Indenture Trustee, Informal Committee, Official Noteholder Committee or any of their respective present or former members, officers, directors, employees, advisors, attorneys or agents shall have or incur any liability to any holder of a claim, Debtors or any other party-in-interest in the Chapter 11 Cases, or any of their respective officers, directors, agents, employees, representatives, financial advisors, attorneys or affiliates or any of their successors or assigns, for any act or omission, in connection with, relating to or arising out of the Chapter 11 Cases, pursuit of confirmation of a Plan, the consummation of a Plan, Liquidating Trust or 363 Motion, except for willful misconduct, and in all respects such persons shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and obligations under a Plan; provided, however, that such exculpation shall not apply to (i) matters contemplated by the Plan(s) and (ii) any liability of an attorney to its client not subject to exculpation under the Bankruptcy Code or a Plan(s).

(c) Reservation of Rights. Except as expressly provided herein, nothing in this Agreement (i) is intended to in any manner waive, limit, impair or restrict the ability of the Consenting Noteholders to protect and preserve their respective rights, remedies and interests, including without limitation their respective claims against FGC and the Guarantors and their respective full participation in the Chapter 11 Cases, (ii) shall be deemed an admission of any sort, or (iii) shall effect a modification of any Consenting Noteholder’s rights under any document or agreement unless and until the Motions are approved, and the Plan is confirmed and becomes effective. If the transactions contemplated hereby are not consummated or if this Agreement is terminated for any reason, each of the parties hereto fully reserve any and all of their rights.

     Section 12.2 Notices. Any notice by any party to another party hereunder shall be deemed sufficiently given if in writing either served by personal delivery or sent by overnight courier guaranteeing next-day delivery or by telecopy, addressed (until further written notice of change of address), as follows:

if to Debtors, to:

Fitzgeralds Gaming Corporation ~~301 Fremont Street~~ 3097 East Warm Springs Road Suite 100 Las Vegas, NV ~~89101~~89120 Attn: Philip D. Griffith Telephone:(702)~~388~~940-~~2242~~2202 Fax: (702)~~388~~940-~~5562~~2207

with a copy to:	Gordon & Silver, Ltd. 3960 Howard Hughes Parkway, 9th Floor Las Vegas, NV 89109 Attn: Gerald M. Gordon, Esq. Telephone: (702) 796-5555 Fax: (702) 369-2666

if to Senior Management, to:

Michael E. McPherson Fitzgeralds Gaming Corporation ~~301 Fremont Street~~ 3097 East Warm Springs Road Suite 100 Las Vegas, NV ~~89101~~89120 Telephone: (702) ~~388-2242~~940-2202 Fax: (702)~~388-5562~~940-2207

if to Informal Committee and/or Consenting Noteholders:

~~Putnam Investments, Inc.~~	~~MSDW Advisors~~
~~One Post Office Square~~	~~Two World Trade Center~~
~~Boston, Massachusetts 02109~~	~~New York, New York 10048~~
~~Telecopier: 617-760-8639~~	~~Telecopier: 212-392-0094~~

 ~~Attn: Paul Quistberg~~	 ~~Attn: Matthew Shulkin~~

~~Contrarian Capital~~	~~Prudential Investments~~
~~411 West Putnam Avenue~~	~~Two Gateway Center~~
~~Greenwich, Connecticut 06830~~	~~Newark, New Jersey~~
~~Telecopier: 203-629-1977~~	~~Telecopier: 973-367-8047~~

 ~~Attn: Jon Bauer~~	 ~~Attn: Terence Wheat~~

~~Copy to each~~in care of:

Ropes & Gray	Houlihan Lokey Howard & Zukin Capital
One International Place	685 Third Avenue
Boston, Massachusetts 02110	New York, New York 10017
Telephone: 617-951-7000	Telephone: 212-497-4100
Telecopier: 617-951-7050	Telecopier: 212-661-3070

Attn: Don DeAmicis, Esq	Attn: William H. Hardie

     Notice given by personal delivery shall be effective upon delivery. Notice transmitted by overnight courier guaranteeing next-day delivery shall be effective on the next Business Day following timely delivery to such courier. Notice transmitted by telecopy shall be effective when receipt is acknowledged.

     Section 12.4 Amendments. This Agreement shall not be modified, amended or otherwise changed without the written agreement of (i) all of the ~~parties hereto~~Debtors, (ii) all of the Executives and (iii) Consenting Noteholders holding (or beneficially owning) an aggregate principal amount of Notes greater than 50% of the outstanding principal amount of Notes held by the Consenting Noteholders at the time of such amendment.

     Section 12.5 Enforcement. The parties hereby agree to jurisdiction of the Bankruptcy Court with respect to questions arising under this Agreement.

     Section 12.6 Headings. The table of contents and the headings at the beginning of the articles, sections and subsections of this Agreement are solely for the convenience of the parties and are not a part of this Agreement.

     Section 12.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     Section 12.8 Entire Agreement. This Agreement (including all Exhibits hereto) contains the entire understanding between the parties relating to its subject matter and supersedes all prior agreements, understandings, representations and statements, oral or written.

     Section 12.9 Time Is of the Essence. Time is of the essence under this Agreement.

     ~~Section 12.10 Extension of Senior Management’s Employment. In the event all of the Operating Companies have not been sold by the Liquidation Date, the parties agree to use reasonable efforts to negotiate a continuation of Senior Management’s employment in order to resolve any remaining issues and liquidate any remaining assets.~~

     Section 12.10 ~~Section 12.11~~ Effect of Termination of This Agreement. If this Agreement is terminated pursuant to Sections 11.1, 11.2 or 11.3, it shall be deemed null and void and of no further force and effect, provided all other remedies for any violation of this Agreement prior to such termination shall be preserved.

     Section 12.11 ~~Section 12.12~~ Jurisdiction; Waiver of Jury Trial. Each of the parties hereby irrevocably consents to the jurisdiction of the Bankruptcy Court prior to any dismissal of the Chapter 11 Cases to hear any dispute arising out of or related to this Agreement and the transactions contemplated hereby, whether in the nature of an adversary proceeding or a contested matter. Each party irrevocably waives any defense of forum nonconveniens in such action so long as it is brought in the Bankruptcy Court, also waives any argument that any such action is a non-core matter, and hereby consents such may be tried to, with final judgment entered by, the Bankruptcy Court, subject to any rights of appeal.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this ~~Restructuring~~ Agreement to be executed as of the date first above written.

FITZGERALDS GAMING CORPORATION

By

Its

FITZGERALDS, INC.

By

Its

FITZGERALDS BLACK HAWK, INC.

By

Its

FITZGERALDS BLACK HAWK II, INC.

By

Its

FITZGERALDS LAS VEGAS, INC.

By

Its

FITZGERALDS MISSISSIPPI, INC.

By

Its

FITZGERALDS RENO, INC.

By

Its

FITZGERALDS SOUTH, INC.

By

Its

101 MAIN STREET~~, Limited Liability Company~~ LIMITED LIABILITY COMPANY

By

Its

FITZGERALDS FREMONT EXPERIENCE CORPORATION

By

Its

Principal Amt.
of Notes

Dated:	PUTNAM INVESTMENT MANAGEMENT, INC.
	~~(Insert Rider)~~
	On behalf of:

~~Notes: $3,170,000~~	~~PUTNAM FUNDS TRUST – PUTNAM HIGH YIELD TRUST~~
	Putnam Funds Trust – Putnam High Yield	$3,170,000
	Trust II
~~Notes: $5,660,000~~	~~PUTNAM FUNDS TRUST – PUTNAM HIGH YIELD TRUST II~~
	Putnam Funds Trust – Putnam High Yield	$5,660,000
	Trust II
~~Notes:~~	Putnam High Yield Advantage Fund	$16,855,000
	~~PUTNAM HIGH YIELD ADVANTAGE FUND~~
~~Notes:~~	Putnam High Yield Trust	$15,195,000
	~~PUTNAM HIGH YIELD TRUST~~
~~Notes: $1,260,000~~	~~PUTNAM VARIABLE TRUST – PUTNAM VT DIVERSIFIED INCOME FUND~~
	Putnam Variable Trust – Putnam VT	$1,260,000
	Diversified Income Fund
~~Notes: $~~	Putnam Master Income Trust	$790,000
	~~PUTNAM MASTER INCOME TRUST~~
~~Notes: $4,630,000~~	~~PUTNAM VARIABLE TRUST-PUTNAM VT HIGH YIELD FUND~~
	Putnam Variable Trust-Putnam VT High Yield Fund	$4,630,000
~~Notes:$~~	Putnam Premier Income Trust	$2,020,000
	~~PUTNAM PREMIER INCOME TRUST~~
~~Notes:$~~	Putnam Diversified Income Trust	$6,890,000
	~~PUTNAM DIVERSIFIED INCOME TRUST~~

~~Notes: $1,460,000~~	~~PUTNAM MASTER INTERMEDIATE INCOME TRUST~~
~~Notes: $380,000~~	~~PUTNAM STRATEGIC INCOME FUND~~
~~Notes: $420,000~~	Putnam Master Intermediate Income Trust	$1,460,000
	Putnam Strategic Income Fund
	~~PUTNAM MANAGED HIGH YIELD TRUST~~
~~Notes: $190,000~~	~~PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND~~
~~Notes: $160,000~~	Putnam Managed High Yield Trust	$380,000
	~~PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST~~
~~Notes: $650,000~~	~~PUTNAM ASSET ALLOCATION FUNDS – GROWTH PORTFOLIO~~
~~Notes: $140,000~~	~~PUTNAM VARIABLE TRUST-PUTNAM VT GLOBAL ASSET ALLOCATION FUND~~
~~Notes: $180,000~~	~~PUTNAM ASSET ALLOCATION FUND – CONSERVATIVE PORTFOLIO~~
~~Notes: $300,000~~	~~TRAVELERS SERIES FUND INC. – PUTNAM DIVERSIFIED INCOME PORTFOLIO~~
~~Notes: $70,000~~	~~LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.~~	$420,000
	Putnam High Income Convertible And Bond Fund	$190,000
	Putnam Convertible Opportunities And Income Trust	$160,000

\

	Putnam Asset Allocation Funds – Growth Portfolio	$650,000
	Putnam Variable Trust-Putnam VT Global Asset Allocation Fund	$140,000
	Putnam Asset Allocation Fund – Conservative Portfolio	$180,000
	Travelers Series Fund Inc. – Putnam Diversified Income Portfolio	$300,000
	Lincoln National Global Asset Allocation Fund, Inc.	$70,000

	By

	Title: Senior Vice President
	~~Its~~

~~Dated:~~	THE PUTNAM ADVISORY COMPANY, INC.
	On behalf of:
~~Notes:$~~	Ameritech Pension Trust	$500,000
	~~AMERITECH PENSION TRUST~~
~~Notes: $240,000~~	~~STRATEGIC GLOBAL FUND-HIGH YIELD FIXED INCOME FUND~~
	Strategic Global Fund-High Yield Fixed Income (~~PUTNAM~~Putnam) ~~FUND~~	$240,000
~~Notes:$220,000~~	~~ABBOTT LABORATORIES ANNUITY RETIREMENT PLAN~~
~~Notes:$45,000~~	~~PUTNAM WORLD TRUST II-PUTNAM HIGH YIELD BOND FUND (DUBLIN)~~ Fund
	Abbott Laboratories Annuity Retirement Plan	$220,000
	Putnam World Trust II-Putnam High Yield Bond Fund (Dublin)	$45,000
~~Notes:$~~	Putnam CBO I, Limited	$1,915,000
	~~PUTNAM CBO I, LIMITED~~
~~Notes:$3,000,000~~	~~PUTNAM~~ Putnam CBO II, ~~LIMITED~~ Limited	$ 3,000,000

	By

	Title: Senior Vice President
	~~Its~~

Dated:	PUTNAM FIDUCIARY TRUST COMPANY
	On behalf of:
~~Notes:$~~	Putnam High Yield Managed Trust	$1,090,000
	~~PUTNAM HIGH YIELD MANAGED TRUST~~
~~Notes:$270,000~~	~~PUTNAM HIGH YIELD FIXED INCOME FUND, LLC~~
	Putnam High Yield Fixed Income Fund, LLC	$270,000

	By

	~~Its~~

~~MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES, INC.~~
~~By~~

~~Notes:$20,500,000~~
~~Its~~

~~MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST~~
~~By~~

~~Notes:$3,000,000~~
~~Its~~

~~MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II~~
~~By~~

~~Notes:$4,500,000~~
~~Its~~

 ~~MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III~~
~~By~~

~~Notes:$1,500,000~~
~~Its~~

~~MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES— HIGH YIELD PORTFOLIO~~
~~By~~

~~Notes: $9,915,000~~
~~Its~~

~~MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST~~
~~By~~

~~Notes:$8,900,000~~

	~~Its~~

	~~MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES—THE DIVERSIFIED INCOME PORTFOLIO~~
	Title: Senior Vice President
	~~By~~

~~Notes:$850,000~~
	~~Its~~

Dated:	CONTRARIAN CAPITAL MANAGEMENT, L.L.C.	$32,352,000
	By

~~Notes:~~
	Its ~~$28,554,000~~

	~~Its~~

Dated:	CONTRARIAN CAPITAL ADVISORS, L.L.C.	$5,296,000
	By

~~Notes:~~
	Its ~~$5,296,000~~

	~~Its~~
Dated:	PRUDENTIAL HIGH YIELD FUND, INC By Prudential Investment Corporation, as Investment Advisor	$15,000,000
	By

	Its

Dated:	THE PRUDENTIAL SERIES FUND, INC., HIGH YIELD ~~FUND, INC.~~ BOND PORTFOLIO, By Prudential Investment Corporation, as Investment Advisor	$ 2,375,000
	By

~~Notes: $15,000,000~~

	Its

Dated:	AVENUE INVESTMENTS, L.P. ~~THE PRUDENTIAL SERIES FUND, INC., HIGH YIELD BOND PORTFOLIO, By Prudential Investment Corporation, as Investment Advisor~~	$11,250,000
	By Avenue Partners, LLC, general partner
	By

~~Notes: $2,375,000~~
	Its

Dated:	AVENUE INTERNATIONAL, LTD.	$11,250,000
	By Avenue International Advisors, LLC, its agent
	By

	Its

Dated:	AVENUE SPECIAL SITUATIONS FUND II, LP	$12,500,000
	By Avenue Capital Partners, II, LLC, general partner
	By

	Its

Dated:	THE VARDE FUND, L.P.	$1,000,000
	By Varde Partners, L.P., its general partner
	By Varde Partners, Inc., its general partner
	By

	Its

Dated:	THE VARDE FUND IV-A, L.P.	$3,500,000
	By Varde Partners, L.P., its general partner
	By Varde Partners, Inc., its general partner
	By

	Its

Dated:	THE VARDE FUND V, L.P.	$2,000,000
By Varde Partners, L.P., its general partner
By Varde Partners, Inc., its general partner
By

Its

Dated:	THE VARDE SELECT FUND, L.P.	$2,000,000
By Varde Partners, L.P., its general partner
By Varde Partners, Inc., its general partner
By

Its

Dated:	JEFFERIES & CO., INC.	$6,899,998.39
By

Its

Dated:	CREDIT SUISSE ASSET MANAGEMENT, LLC	$

On Behalf of:

	Alcan Corp. Master Retirement Trust	$
	Warburg Pincus Balanced Fund	$
	Diocese of Buffalo Priests Retirement Plan	$
	Diocese of Buffalo Lay Employees Plan	$
	Diocese of Buffalo Fixed	$
	Carnegie Mellon Fixed Income Fund	$
	Nestle USA	$
	Credit Suisse Asset Management Income Fund	$

Sydney CSAM High Grade Bond Fund	$
CSAM Investment Trust – US High Yield Series	$
DLJ High Yield Bond Fund	$
Public Employees Retirement System Of Idaho	$
Northwestern University	$
Warburg Pincus US Core Fixed Income Fund	$
Saks Fifth Avenue Pension Plan	$
SEI Institutional Managed Trust	$
Multi-Style, Multi-Manager Funds	$
The UCLA Foundation	$
University Of Maryland	$
Westmoreland County	$
Warburg Pincus	$
Fixed Income Fund
Warburg Pincus Global Fixed Income Fund	$
DLJ High Yield Bond Fund	$

By

Its

SENIOR MANAGEMENT

Stock:

Philip D. Griffith

Stock:

Michael E. McPherson

Stock:

Max L. Page

Stock:

Paul H. Manske

EXHIBIT “1”
PROTOCOL MOTION

EXHIBIT “2”
[FORM OF] ESCROW AGREEMENT FOR THE
RETENTION AND SEVERANCE PAYMENT (SEE SECTION 7.2(b))

EXHIBIT “3”
COMPENSATION MOTION

EXHIBIT “4”
[FORM OF] LIQUIDATING TRUST AGREEMENT

EXHIBIT “5”
[FORM OF] TRANSFEREE AGREEMENT

EXHIBIT “6”
[FORM OF] LEGAL OPINION

EXHIBIT “7”
SUBSIDIARIES

1.	Fitzgeralds Black Hawk, Inc.
2.	Fitzgeralds Black Hawk II, Inc.
3.	Fitzgeralds Las Vegas, Inc.
4.	Fitzgeralds Mississippi, Inc.
5.	Fitzgeralds Reno, Inc.
6.	Fitzgeralds South, Inc.
7.	101 Main Street, Limited Liability Company
8.	Fitzgeralds Incorporated
9.	Fitzgeralds Fremont Experience Corporation
10.	Fitzgeralds Arizona Management, Inc.
11.	Nevada Club
12.	Fitzgeralds Management Corporation
13.	Fitzgeralds Sugar Creek, Inc., a revoked Missouri corporation owned by Fitzgeralds Incorporated

EXHIBIT “8”
AGREEMENT REGARDING USE OF CASH COLLATERAL

EXHIBIT “9”
INTERIM FEE PROCEDURES MOTION AND ORDER

SCHEDULE 2.3
LIENS

Entity	Secured Creditor	Description of Collateral

1. FGC	Foothill Capital Corporation	Pledge of FGC’s interest in FSI; pledge of FSI’s interest in FMI and FLVI; pledge of FLVI’s interest in FFEC; pledge of FI’s interest in FBHI membership interest in 101Main; security interest in certain real and personal property assets; trademark security interest in certain trademarks; copyright security interest in certain copyrights; deed of trust in all real and personal property assets; and a First Preferred Ship Mortgage on the whole of the Fitzgeralds Tunica.

	Nevada State Bank	Letter of Credit ($164,000)

2. FLVI	Foothill Capital Corporation	Pledge of FGC’s interest in FSI; pledge of FSI’s interest in FMI and FLVI; pledge of FLVI’s interest in FFEC; pledge of FI’s interest in FBHI membership interest in 101Main; security interest in certain real and personal property assets; trademark security interest in certain trademarks; copyright security interest in certain copyrights; deed of trust in all real and personal property assets; and a First Preferred Ship Mortgage on the whole of the Fitzgeralds Tunica.

	Colonial Pacific Leasing	Purchase money security interest in computer equipment

	IBM Credit Corporation	Purchase money security interest in certain equipment

	CIT Group Equipment	Equipment Lease (Forklift)

	NFTC Capital Corporation	Equipment Lease

Entity	Secured Creditor	Description of Collateral

	Simplex	Equipment lease for time recorder and software

3. FMI	Foothill Capital Corporation	Pledge of FGC’s interest in FSI; pledge of FSI’s interest in FMI and FLVI; pledge of FLVI’s interest in FFEC; pledge of FI’s interest in FBHI membership interest in 101Main; security interest in certain real and personal property assets; trademark security interest in certain trademarks; copyright security interest in certain copyrights; deed of trust in all real and personal property assets; and a First Preferred Ship Mortgage on the whole of the Fitzgeralds Tunica.

	Colonial Pacific Leasing	Purchase money security interest in computer equipment

	IBM Credit Corporation	Purchase money security interest in certain equipment

	NTFC Capital Corp.	Equipment Lease

	Northwest Carpets	Lien on all carpets

4. 101Main	Foothill Capital Corporation	Pledge of FGC’s interest in FSI; pledge of FSI’s interest in FMI and FLVI; pledge of FLVI’s interest in FFEC; pledge of FI’s interest in FBHI membership interest in 101Main; security interest in certain real and personal property assets; trademark security interest in certain trademarks; copyright security interest in certain copyrights; deed of trust in all real and personal property assets; and a First Preferred Ship

Entity	Secured Creditor	Description of Collateral

Mortgage on the whole of the Fitzgeralds Tunica.

5. FRI	Foothill Capital Corporation	Pledge of FGC’s interest in FSI; pledge of FSI’s interest in FMI and FLVI; pledge of FLVI’s interest in FFEC; pledge of FI’s interest in FBHI membership interest in 101Main; security interest in certain real and personal property assets; trademark security interest in certain trademarks; copyright security interest in certain copyrights; deed of trust in all real and personal property assets; and a First Preferred Ship Mortgage on the whole of the Fitzgeralds Tunica.

	IBM Credit Corporation	Purchase money security interest in certain equipment

	Scout Development	Secured by real property (parking garage)

	Young Electric Sign Co.	Purchase money security interest in signage

	Ecolab	Leasing of Dishwashers

Any non-consensual lien in favor of governmental unit entitled to priority as a matter of applicable law, including any perpetual lien for property taxes, assessments or other charges.

SCHEDULE 8.1
CLAIMS/INTERESTS

1.	Philip D. Griffith Employment Agreement dated June 28, 1999 w/all rights thereunder

2.	Indemnification Agreement dated July 14, 1995 between FGC and Philip D. Griffith

3.	Philip D. Griffith FGC Stock Ownership of Record (3,419,105); FGC Stock Options (100,000)

4.	Max Page Employment Agreement dated September 1, 1999 w/all rights thereunder

5.	Max Page FGC Stock Ownership of Record (123,565); FGC Stock Options (9,000)

6.	Michael E. McPherson Employment Agreement dated July 5, 1999 w/all rights thereunder

7.	Indemnification Agreement dated July 14, 1995 between FGC and Michael E. McPherson

8.	Michael E. McPherson FGC Stock Options (19,000)

9.	Paul H. Manske Employment Agreement dated September 1, 1999 w/all rights thereunder

10.	Paul H. Manske FGC Stock Ownership of Record (123,565); FGC Stock Options (19,000)

11.	Claims of Philip D. Griffith in respect of any actions respecting Missouri gaming licensing and gaming operation, including any claims of Philip D. Griffith against Fitzgeralds Sugar Creek, Inc., a revoked Missouri corporation in this regard

12.	Any possible claims that the Senior Management may have as officers and directors of the Debtors or non-Debtor ~~affilliates~~affiliates under various state corporate laws for indemnification, contribution and subrogation

For each of the Executives, any rights pursuant to any insurance policies including Directors and Officers Liability Insurance.

Philip D. Griffith	(initials)

Paul H. Manske	(initials)

Max L. Page	(initials)

Michael E. McPherson	(initials)

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